EXHIBIT 10.1

                         PORTFOLIO ACQUISITION AGREEMENT

         This Portfolio Acquisition Agreement ("Agreement") is made and entered into by and among ColorTyme Financial Services, Inc., a Texas corporation (the "Seller"), ColorTyme, Inc., a Texas corporation ("ColorTyme"), Renters Choice, Inc., a Delaware corporation ("Renters Choice"), and STI Credit Corporation, a Nevada corporation ("STI").

                                    Recitals

         A. The Seller is the holder and owner of certain promissory notes and other instruments, chattel paper, accounts and contracts which are more particularly described in Schedule A attached hereto (collectively, the "Receivables").

         B. The Receivables are financial obligations of the ColorTyme franchisees named therein which arise out of financing provided by the Seller to such franchisees. Those Receivables listed on Schedule B attached hereto provide for a line of credit for the ColorTyme franchisees named therein ("LOC Receivables"); the LOC Receivables contemplate additional advances, up to the credit limits established therein, on the terms and subject to the conditions set forth in the documents evidencing those Receivables. The remaining Receivables represent a fixed obligation of the ColorTyme franchisees named therein; they do not provide for a line of credit for such franchisees.

         C. The Receivables are secured by liens on certain property which is more particularly described in the documents evidencing the Receivables (collectively, the "Collateral").

         D. Those Receivables listed on Schedule C are pledged to Chrysler First Commercial Corporation ("Chrysler") as collateral for a loan by Chrysler to the Seller (the "Chrysler Loan").

         E. The Seller is a wholly-owned subsidiary of ColorTyme. ColorTyme, formerly know as CT Acquisition Corporation, is the successor by merger to a Texas corporation known at the time of such merger as "Colortyme, Inc.", which at that time owned all the outstanding capital stock of the Seller, ColorTyme is a wholly-owned subsidiary of Renters Choice.

         F. The Seller desires to sell and assign the Receivables and all of the Seller's rights with respect thereto to STI, subject to the terms and conditions set forth in this Agreement; STI desires to acquire the Receivables and all of the Seller's rights with respect thereto, subject to the terms and conditions set forth in this Agreement.

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                            I. Sale of Receivables

         1.1 SALE AND ASSIGNMENT. The Seller shall sell, assign, transfer and deliver to STI all the Receivables, together with all of the Seller's rights in the Collateral and all financing statements related to the Collateral, and all guaranties, endorsements, warranties, indemnity agreements, maintenance agreements, insurance policies (excluding life insurance on ColorTyme franchisees or other obligors named in the Receivables) and other similar agreements, instruments or rights related to the Receivables and the Collateral, and all monies due or to become due under or on account of the Receivables (for purposes of this Agreement, the term "Receivables" shall include all the rights enumerated above).

         1.2 EFFECTIVE DATE. The sales and assignment of the Receivables hereunder shall be effective as the commencement of business on May 15, 1996 (the "Effective Date"). STI shall be entitled to all payments under all the Receivables from and after the Effective Date; provided, however, the Seller shall be entitled to the portion of such payment, if any, which represents interest accrued prior to the Effective Date, unless the ColorTyme franchisee responsible for making such interest payment is then delinquent in its payment obligations to STI, in which event the interest payment shall be paid to or retained by STI and applied to such delinquent obligations.

         1.3 PURCHASE PRICE. The purchase price for the Receivables shall be the net present value of the unpaid installments or other periodic payments due under each of the Receivables as of the Effective Date, using a discount rate of 10.75%, calculated based upon the schedule amortization of the Receivables set forth in Schedule D (the "Purchase Price"). A preliminary calculation of the Purchase Price (the "Preliminary Calculation") shall be made on the Closing Date (as that term is hereinafter defined) using the April 25, 1996, curtailment report prepared by the Seller and ColorTyme (the "Preliminary Curtailment Report") and the April 30, 1996, payment schedules prepared by the Seller and ColorTyme (the "Preliminary Payment Schedules"). Within fifteen (15) days after the Closing Date, the Seller and ColorTyme shall prepare a supplemental curtailment report (the "Supplemental Curtailment Report") and supplemental payment schedules (the "Supplemental Payment Schedules") reflecting all advances, payments and adjustments with respect to the Receivables from the respective dates of the Preliminary Curtailment Report and the Preliminary Payment Schedules through the Effective Date and the outstanding balance of all the Receivables as of the Effective Date. The Seller and STI shall then recalculate the Purchase Price based on the Preliminary Curtailment Report and the Preliminary Payment Schedules as adjusted by the Supplemental Curtailment Report and the Supplemental Payment Schedules. In the event the subsequent Purchase Price calculation results in a Purchase Price greater than the Preliminary Calculation, STI shall pay the difference to the Seller; if the subsequent Purchase Price calculation results in a Purchase Price less than the Preliminary Calculation, the Seller shall pay the difference to STI.

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         1.4 PAYMENT OF THE PURCHASE PRICE. The Purchase Price, based on the
Preliminary Calculation, shall be paid upon Closing (as that term is hereinafter defined) as follows:

                  (a) a portion of the Purchase Price, equal to the balance of the Chrysler Loan, shall be paid to Chrysler in full payment of the Chrysler Loan; and

                  (b) the balance of the Purchase Price shall be paid to the Seller, subject to adjustment in accordance with Section 3.3.

                               II. LOC RECEIVABLES

         2.1 FUTURE ADVANCES. STI shall provide all the additional funding contemplated by the documents evidencing the LOC Receivables, up to the amount specified in, and on the other terms and subject to the conditions set forth in, such documents. Provided, however, additional funding by STI under the LOC Receivables shall be provided only to finance the purchase of additional inventory by the ColorTyme franchisees named in the LOC Receivables.

         2.2 OBLIGATIONS NOT ASSUMED. STI does not assume, and shall have no responsibility of any kind whatsoever for, any obligations of the Seller or any other person under the Receivables or the documents evidencing the Receivables, except those obligations with respect to additional funding under the LOC Receivables as provided in Section 2.1.

         2.3 PAYMENTS TO COLORTYME. With respect to each advance by STI under the LOC Receivables after the Effective Date (excluding all payments of the Purchase Price pursuant to Sections 1.3 and 1.4), STI shall pay to ColorTyme a fee from the interest portion of each payment received by STI on account of such advance. The fee shall be calculated by multiplying the amount of each such interest payment received by STI by a fraction, the denominator of which is the rate of interest applicable to such LOC Receivable and the numerator of which is determined on the following scale: 1.75% if the credit limit last established by STI for such LOC Receivable was $2,000,000 or less; 1.50% if the credit limit last established by STI for such LOC Receivable was $3,000,000 or less, but more than $2,000,000; and 1.25% if the credit limit last established by STI for such LOC Receivable was greater than $3,000,000. The fees required by this Section shall be payable on a monthly basis.

         2.4 PERIODIC REVIEW. STI shall review each LOC Receivable on an annual basis, as the term of each such LOC Receivable matures, for the purpose of considering

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increases or decreases to the credit limit available under such LOC
Receivables or other adjustments, revisions or modifications of the terms thereof. In addition, STI shall review LOC Receivables from time to time upon the request of ColorTyme of the ColorTyme franchisee named in such LOC Receivable. In connection with such annual review, STI shall consult with ColorTyme regarding the Receivable and the franchisee named therein and the terms for renewal or modification of such LOC Receivable if appropriate.

         2.5 RENEWAL OF LOC RECEIVABLES. Based upon its review of each LOC Receivable as contemplated by Section 2.4, unless STI and ColorTyme shall agree otherwise, and provided no event of default (or event which with notice or passage of time or both would be an event of default) has occurred and is continuing with respect to such LOC Receivable, STI shall renew such LOC Receivable on the following terms:

                  (a) The term of the LOC Receivable shall be extended for a period of twelve (12) months;

                  (b) The interest rate on the LOC Receivable shall be adjusted in accordance with the following schedule: (i) for LOC Receivables with a total credit limit of $2,000,000 or less, the rate will be Prime plus 4.75%; (ii) for LOC Receivables with a total credit limit of $3,000,000 or less, but more than $2,000,000, the rate will be Prime plus 4.25%; and (iii) for LOC Receivables with a total credit limit of more than $3,000,000, the rate will be Prime plus 3.75%. For purposes of this subparagraph, "Prime" shall mean the "prime rate" of interest as published in the "Money Rates" section of the WALL STREET JOURNAL, as such rate may change from time to time. The applicable interest rate will be a floating rate; changes in such interest rate will be established monthly, effective as of the last business day of the preceding month. Interest will be calculated on the basis of a 360-day year.

                  (c) The amount of the credit limit will be adjusted in accordance with the provisions of this subparagraph. Any increase in the credit limit of any LOC Receivable will require the consent of ColorTyme. The amount of the credit limit will generally be set for each LOC Receivable at an amount which does not exceed the product of the Average Monthly Revenue multiplied by five (5). For purposes of this Agreement, the "Average Monthly Revenue" for a ColorTyme franchisee will mean the average monthly revenue of the ColorTyme franchisee, calculated in accordance with generally accepted accounting principles applied on a consistent basis, for the three (3) calendar months preceding the review of that franchisee's LOC Receivable. Notwithstanding anything in the subparagraph to the contrary, if as a result of an adjustment in the credit limit of an LOC Receivable pursuant to this subparagraph, the new credit limit would otherwise be set at an amount less than the then outstanding balance of such LOC Receivable (an "Overline Receivable"), the credit limit for such Overline Receivable will be set at the then outstanding balance thereof, and such Overline Receivable will continue to be administered as provided herein, unless STI and ColorTyme agree otherwise.

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                  (d) Each LOC Receivable will be repayable as follows: (I)
         accrued and unpaid interest shall be payable monthly, and (ii) principal shall be payable in monthly installments to equal to the sum of (A) 1/21st of the initial principal amount of each advance made by STI under each such LOC Receivable after the Closing Date, and (B) the payment specified for each such LOC Recievable in the amortization schedule included in Schedule D.

                  (e) Advances may, at STI's option, be suspended or limited under any LOC Receivables drawn to an amount greater than the product of the Average Monthly Revenue multiplied by four (4) where (i) the ratio of cash expenses (total annual expenses, less depreciation directly related to the operation of each such franchisee's ColorTyme business, calculated in accordance with generally accepted accounting principles applied on a consistent basis) to total revenue (calculated in accordance with generally accepted accounting principles applied on a consistent basis, excluding extraordinary items, based on a three (3) month rolling average) exceeds 64%; (ii) the ColorTyme franchisee named therein fails to maintain the number of rental contracts that are seven
         (7) or more days past due (calculated on a three (3) month rolling average) at 8.00% or less of its total outstanding rental contracts. In addition, STI may, at its option suspend or limit advances under any LOC Receivable where (i) payments (principal and interest) under such LOC Receivable are more than fifteen (15) days past due; or (ii) such LOC Receivable is otherwise in default.

                  (f) Notwithstanding anything in this Section 2.5 to the contrary, STI reserves the right to make such modifications, adjustments and/or revisions to any LOC Receivables, including the credit limits, payment terms and advances thereunder, as it deems necessary or appropriate under the circumstances, provided it may not increase the credit limits available under any LOC Receivable above the amount specified in subparagraph (c) hereof.

                  (g) Either STI or ColorTyme may terminate the provisions of this Article II with respect to STI's commitment to fund future advances under the LOC Receivables upon six (6) months prior notice to the other party; provided, however, no such termination shall be effective prior to the expiration of eighteen (18) months following the Closing Date.

         2.6 INTERIM INTEREST RATES. Following Closing STI will attempt to set the interest rates on the LOC Receivables in accordance with Section 2.5(b), subject to the consent of the ColorTyme franchisees named therein. Until such rates are so adjusted, the interest received by STI on those LOC Receivables with interest rates in excess of the rates specified in Section 2.5(b) shall be allocated as follows: (i) STI shall retain that portion of the interest representing the amount calculated in accordance the schedule set forth in
Section 2.5(b); and any excess interest shall be divided evenly between STI and the Seller.

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                           III. OPERATIONAL PROVISIONS

         3.1 NOTICE TO OBLIGORS. Immediately following Closing, ColorTyme shall notify all obligors under the Receivables to make all future payments on the Receivables to or at the direction of STI, the form of such notice to be approved by STI.

         3.2 POWER OF ATTORNEY. The Seller hereby irrevocably constitutes and appoints STI and any officer or agent thereof, with full power of substitution, as the Seller's true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of the Seller and in the name of the Seller or in STI's own name, to do any of the following without notice to or the consent of the Seller, except as otherwise provided in this Agreement:

                  (a) to demand, sue for, collect and receive any money or property at any time payable or receivable on account of or in exchange for any of the Receivables and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Receivables;

                  (b) to direct account debtors and any other parties liable for any payment under any of the Receivables to make payment of any and all monies due and to become due thereunder directly to STI or as STI shall direct;

                  (c) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Receivables or any part thereof and to enforce any other right in respect of any of the Receivables; defend any suit, action or proceeding brought against the Seller with respect to any of the Receivables; and settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as STI may deem appropriate;

                  (d) to add or release any guarantor, endorser, surety or other party (other than the Seller, ColorTyme or Renters Choice, except as otherwise set forth herein) to any of the Receivables; renew, extend or otherwise change the terms and conditions of any of the Receivables; and make, settle, compromise or adjust any claims under or pertaining to any of the Receivables; and

                  (e) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Receivables and to do, at STI's option, at any time, or from time to time, all acts and things which STI deems necessary to protect, preserve, maintain or realize upon the Receivables and STI's interest therein.

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         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE
IRREVOCABLE. STI shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to STI in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. This power of attorney is conferred on STI solely to protect, preserve, maintain and realize upon its interest in the Receivables. STI shall not be responsible for any decline in the value of the Receivables and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any lien given to secure the Receivables.

         3.3 PURCHASE PRICE ADJUSTMENT. If at anytime during the six (6) months following Closing STI determines, in the exercise of its reasonable judgment, that the balance of any Receivables as of the Effective Date is less than the amount reflected on Schedule A, STI may at its option give notice thereof to the Seller. Within five (5) days following such notice, the Seller shall pay to STI, as an adjustment to the Purchase Price, an amount equal to the net present value (calculated using a discount rate equal to the interest rate then applicable to such Receivable) of the difference between the balance of the Receivables reflected on Schedule A and the actual balance of the Receivable, amortized in accordance with the repayment terms set forth in the documents evidencing the Receivable.

         3.4 REPURCHASE. If at anytime during the six (6) months following Closing STI determines that any Receivable or the Seller's rights in the Collateral securing such Receivable are not properly documented (e.g., incomplete or inaccurate documentation) and, in STI's reasonable judgment such deficiency materially affects the particular Receivable, STI shall give notice of such deficiency to the Seller. If such deficiency is not cured to STI's reasonable satisfaction within thirty (30) days following such notice, at the option of STI, the Seller shall repurchase the particular Receivable. For purposes of this Section 3.3, the repurchase price shall be an amount equal to the net present value (calculated using a discount rate equal to the interest rate then applicable to such Receivable) of the remaining unpaid installments or other periodic payments due as of the date that STI gives the Seller notice of its exercise of the repurchase option, and shall be payable within five (5) days following such notice.

         3.5 EARLY PREPAYMENT. In the event any Receivable is paid off prior to the scheduled maturity date thereof, as reflected in the amortization schedule included as part of Schedule D, whether voluntarily, as a result of acceleration following a default or otherwise, the Seller shall pay to STI an amount equal to the difference in (i) the net present value of the remaining unpaid installments or other periodic payments due as of the date of such payment, calculated using a discount rate of 10.75%, and (ii) the net present value of the remaining unpaid installments or other periodic payments due as of the date of such payment, calculated using a discount rate equal to the interest rate then applicable to such Receivable. Such payment shall be due within five (5) days following notice of the early payoff.

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         3.6 ADMINISTRATION OF RECEIVABLES. Following the Closing, the Seller
and ColorTyme shall permit representatives of STI to have full access to all of the Seller's and ColorTyme's files and records concerning the Receivables, and the ColorTyme franchisees named in the Receivables and shall provide such reasonable administrative assistance as STI may from time to time request to enable STI to effectively administer the Receivables.

         3.7 RECEIPT OF FUNDS BY THE SELLER. In the event the Seller receives any money or property as payment on any of the Receivables on or after the Effective Date, it shall receive and hold such money or property in trust for STI and immediately deliver such money or property to STI.

         3.8 PRESERVATION OF RIGHTS. The Seller shall not take any action, or fail to take any action, which could adversely affect STI's rights with respect to any of the Receivables or any of the Collateral.


                        IV. REPRESENTATION AND WARRANTIES

         4.1 To induce STI to enter into this agreement, the Seller represents and warrants to STI that:

          (a) CORPORATE EXISTENCE. The Seller is a corporation duly organized and existing in good standing under the laws of the State of Texas and is duly qualified as a foreign corporation in all jurisdictions wherein the nature of its business or the location of its assets makes such qualification necessary and where failure to so qualify would have a material adverse effect on the Seller or its business, condition (financial or otherwise), operations or properties. The Seller has all requisite corporate power and authority to own its properties, carry on its business as now being or as proposed to be conducted, execute and deliver this Agreement and perform all its obligations under this Agreement and under each document and instruments executed and delivered by it pursuant hereto.

          (b) CORPORATE ACTION; NO BREACH. The execution and delivery of this Agreement and all documents and instruments executed and delivered by the Seller pursuant hereto and the performance by the Seller of its obligations hereunder and thereunder have been duly authorized by all requisite action on the part of the Seller and do not and will not (a) violate or conflict with any provision of the certificate or articles of incorporation or the bylaws of the Seller, (b) conflict with, result in a breach of, constitute a default under or result in the creation or imposition of any lien upon any of the revenues or assets of the Seller, pursuant to the provisions of any instrument, document or agreement to which the Seller is a party or by which any of its properties are bound, or (c) violate any law, rule or regulation or any order, writ, injunction or decree of any court, governmental authority or arbitrator.

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          (c)  APPROVALS.  No authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third party is or will be required in connection with the execution, delivery or performance of this Agreement by the Seller or the validity or enforceability hereof.

          (d) OPERATION OF BUSINESS. The Seller possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business as now conducted and as presently proposed to be conducted, and, to the best of its knowledge, the Seller is not in violation of any valid rights of other persons with respect to any of the foregoing. To the best of its knowledge, the Seller is in material compliance with all laws, rules, regulations, orders and decrees applicable to the Seller and its business and properties.

          (e) LITIGATION AND JUDGMENTS. Except as set forth in Schedule E attached hereto, there is no action, suit, investigation or proceeding before any court, governmental authority or arbitrator pending or, to the knowledge of the Seller, threatened against or affecting the Seller that would, if adversely determined, have a material adverse affect on the business, condition (financial or otherwise), operations or properties of the Seller or the ability of the Seller to perform its obligations under this Agreement. There are no outstanding judgments against the Seller.

          (f) ENFORCEABILITY. This Agreement constitutes the legal, valid and binding obligation of the Seller, fully enforceable against the Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and remedies generally.

          (g) AGREEMENTS. The Seller is not a party to any indenture, loan or credit agreement or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of the Seller or the ability of the Seller to perform its obligations under this Agreement. The Seller is not in default in any respect in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

          (h) DISCLOSURE. No statement, information, report, representation or warranty made by the Seller to STI in this Agreement or furnished to STI in writing in connection with this Agreement or the transactions contemplated herein contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. The Seller knows of no fact which has, or might in the future have, a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Seller or the Receivables that has not been disclosed to STI.

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          (i)  RELATIONSHIP OF THE PARTIES.  STI has not at any time exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of the Seller. STI has not acted as a business, investment or financial consultant or advisor to the Seller and has not given the Seller any business, investment or financial advice. STI has no fiduciary or similar duty to the Seller. STI has not participated in any type of joint venture or partnership with the Seller and the execution and consummation of this Agreement and the transactions contemplated herein shall not constitute or amount to a joint venture or partnership. STI has not acted in any respect as the agent of the Seller for any purpose and no agency relationship shall be created by the execution of this Agreement and the consummation of the transactions contemplated hereby except as expressly provided herein.

          (j) STATEMENTS BY STI. STI has made no representations or statements of material fact to the Seller in connection with the obligations of the Seller hereunder or in connection with the negotiation, execution or delivery of this Agreement or the consummation of the transactions herein contemplated, except as expressly set forth herein.

          (k) NAME; PRINCIPAL PLACE OF BUSINESS. The Seller has not conducted business in any jurisdiction under any name other than the name "ColorTyme Financial Services, Inc." The Seller's principal place of business and the place where the Seller keeps its books and records is located at the address of the Seller set forth on the signature page of this Agreement.

          (l) RECEIVABLES. The Seller is the sole owner of and has good title to all the Receivables, free and clear of all liens, encumbrances, claims and interests of any kind whatsoever, except for (i) the lien and security interest of Chrysler which will be fully satisfied and released on or before Closing, and (ii) the rights of STI under this Agreement. Each of the Receivables is genuine and in all respects what it purports to be; has been duly executed by all the parties named therein; is a valid and binding obligation of each such party, fully enforceable in accordance with its written terms; and is secured by a duly perfected, first priority security interest in the Collateral described therein, fully enforceable with respect to such Collateral against the obligors named therein and third parties. The amount due as of the Effective Date under each of the Receivables is correctly set forth in Schedule A; the outstanding balance of each of the Receivables is payable in accordance with the amortization schedule included as part of Schedule D; each future advance made by STI under the LOC Receivables after the Closing Date will be payable as follows, unless hereafter modified by STI: (i) accrued and unpaid interest shall be payable monthly, and (ii) principal shall be payable in monthly installments equal to the sum of (A) 1/21st of the initial principal amount of such advance, and (B) the payment specified in the amortization schedule included as part of Schedule D. The total

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     amount of available credit under each of the LOC Receivables is correctly set forth in Schedule B. None of the Receivables are in default. The Seller has paid to STI all prepayments (payments not yet due as of the Effective
     Date) of any amounts received under any of the Receivables. None of the Receivables are subject to any defense, offset, counter-claim or adjustment of any kind whatsoever. The Seller has not committed any act or failed to take any action which could give rise to a cause of action by any of the obligors under any of the Receivables against the Seller and/or STI. All of the original instruments and documents evidencing the Receivables have been, or by Closing will be, delivered to STI as provided herein. Such instruments and documents set forth all the terms and provisions of the Receivables; there are no agreements or understandings of any kind between the Seller and the obligors under the Receivables regarding the Receivables, except as set forth in those instruments and documents.

          (m) EFFECT OF ASSIGNMENT. Upon Closing, STI shall be the sole and exclusive owner and holder of each of the Receivables, free and clear of any liens, encumbrances or interests of any kind whatsoever, except as may be granted or permitted by STI. The Closing and the consummation of the transactions contemplated in this Agreement will not in any way affect the validity or enforceability of any of the Receivables.

     4.2 To induce STI to enter into this Agreement, ColorTyme represents and warrants to STI that:

          (a) CORPORATE EXISTENCE. ColorTyme is a corporation duly organized and existing in good standing under the laws of the State of Texas and is duly qualified as a foreign corporation in all jurisdictions wherein the nature of its business or the location of its assets makes such qualification necessary and where failure to so qualify would have a material adverse effect on ColorTyme or its business, condition (financial or otherwise), operations or properties. ColorTyme has all requisite corporate power and authority to own its properties, carry on its business as now being or as proposed to be conducted, execute and deliver this Agreement and perform all its obligations under this Agreement and under each document and instrument executed and delivered by it pursuant hereto.

          (b) CORPORATE ACTION; NO BREACH. The execution and delivery of this Agreement and all documents and instruments executed and delivered by ColorTyme pursuant hereto and the performance by ColorTyme of its obligations hereunder and thereunder have been duly authorized by all requisite action on the part of ColorTyme and do not and will not (a) violate or conflict with any provision of the certificate or articles of incorporation or the bylaws of ColorTyme, (b) conflict with, result in a breach of, constitute a default under or result in the creation or imposition of any lien upon any of the revenues or assets of ColorTyme, pursuant to the provisions of any instrument, document or agreement to which ColorTyme is a party or by which any of its properties are bound, or
     (c) violate any
     law, rule or regulation or any order, writ, injunction or decree of any court, governmental authority or arbitrator.

          (c) APPROVALS. No authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third party is or will be required in connection with the execution, delivery or performance of this Agreement by ColorTyme or the validity or enforceability hereof.

          (d) OPERATION OF BUSINESS. ColorTyme possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business as now conducted and as presently proposed to be conducted, and, to the best of its knowledge, ColorTyme is not in violation of any valid rights of other persons with respect to any of the foregoing. To the best of its knowledge, ColorTyme is in material compliance with all laws, rules, regulations, orders and decrees applicable to ColorTyme and its business and properties.

          (e) LITIGATION AND JUDGMENTS. Except as set forth in Schedule E attached hereto, there is no action, suit, investigation or proceeding before any court, governmental authority or arbitrator pending or, to the knowledge of ColorTyme, threatened against or affecting ColorTyme that would, if adversely determined, have a material adverse affect on the business, condition (financial or otherwise), operations or properties of ColorTyme or the ability of ColorTyme to perform its obligations under this Agreement. There are no outstanding judgments against ColorTyme.

          (f) ENFORCEABILITY. This Agreement constitutes the legal, valid and binding obligation of ColorTyme, fully enforceable against ColorTyme in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and remedies generally.

          (g) AGREEMENTS. ColorTyme is not a party to any indenture, loan or credit agreement or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, condition (financial or otherwise), operations or properties of ColorTyme or the ability of ColorTyme to perform its obligations under this Agreement. ColorTyme is not in default in any respect in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

          (h) DISCLOSURE. No statement, information, report, representation or warranty made by ColorTyme to STI in this Agreement or furnished to STI in writing in connection with this Agreement or the transactions contemplated herein contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. ColorTyme knows of no fact which has, or might in the future have, a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of ColorTyme or the Receivables that has not been disclosed to STI.

          (i) RELATIONSHIP OF THE PARTIES. STI has not at any time exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of ColorTyme. STI has not acted as a business, investment or financial consultant or advisor to ColorTyme and has not given ColorTyme any business, investment or financial advice. STI has no fiduciary or similar duty to ColorTyme. STI has not participated in any type of joint venture or partnership with ColorTyme and the execution and consummation of this Agreement and the transactions contemplated herein shall not constitute or amount to a joint venture or partnership. STI has not acted in any respect as the agent of ColorTyme for any purpose and no agency relationship shall be created by the execution of this Agreement and the consummation of the transactions contemplated hereby except as expressly provided herein.

          (j) STATEMENTS BY STI. STI has made no representations or statements of material fact to ColorTyme in connection with the obligations of ColorTyme hereunder or in connection with the negotiation, execution or delivery of this Agreement or the consummation of the transactions herein contemplated, except as expressly set forth herein.

     4.3 To induce STI to enter into this Agreement, Renters Choice represents and warrants to STI that:

          (a) CORPORATE EXISTENCE. Renters Choice is a corporation duly organized and existing in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions wherein the nature of its business or the location of its assets makes such qualification necessary and where failure to so qualify would have a material adverse effect on Renters Choice or its business, condition (financial or otherwise), operations or properties. Renters Choice has all requisite corporate power and authority to own its properties, carry on its business as now being or as proposed to be conducted, execute and deliver this Agreement and perform all its obligations under this Agreement and under each document and instrument executed and delivered by it pursuant hereto.

          (b) CORPORATE ACTION; NO BREACH. The execution and delivery of this Agreement and all documents and instruments executed and delivered by Renters Choice pursuant hereto and the performance by Renters Choice of its obligations hereunder and thereunder have been duly authorized by all requisite action on the part of Renters Choice and do not and will not (a) violate or conflict with any provision of the certificate or articles of incorporation or bylaws of Renters Choice, (b) conflict with, result in a breach of, constitute a default under or result in the creation or imposition of any lien upon any of the revenues or assets of Renters

     Choice, pursuant to the provisions of any instrument, document or agreement to which Renters Choice is a party or by which any of its properties are bound, or (c) violate any law, rule or regulation or any order, writ, injunction or decree of any court, governmental authority or arbitrator.

          (c) APPROVALS. No authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third party is or will be required in connection with the execution, delivery or performance of this Agreement by Renters Choice or the validity or enforceability hereof.

          (d) OPERATION OF BUSINESS. Renters Choice possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business as now conducted and as presently proposed to be conducted, and, to the best of its knowledge, Renters Choice is not in violation of any valid rights of other persons with respect to any of the foregoing. To the best of its knowledge, Renters Choice is in material compliance with all laws, rules, regulations, orders and decrees applicable to Renters Choice and its business and properties.

          (e) LITIGATION AND JUDGMENTS. Except as set forth in Schedule E attached hereto, there is no action, suit, investigation or proceeding before any court, governmental authority or arbitrator pending or, to the knowledge of Renters Choice, threatened against or affecting Renters Choice that would, if adversely determined, have a material adverse affect on the business, condition (financial or otherwise), operations or properties of Renters Choice or the ability of Renters Choice to perform its obligations under this Agreement. There are no outstanding judgments against Renters Choice.

          (f) ENFORCEABILITY. This Agreement constitutes the legal, valid and binding obligation of Renters Choice, fully enforceable against Renters Choice in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and remedies generally.

          (g) AGREEMENTS. Renters Choice is not a party to any indenture, loan or credit agreement or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of Renters Choice or the ability of Renters Choice to perform its obligations under this Agreement. Renters Choice is not in default in any respect in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

          (h) DISCLOSURE. No statement, information, report, representation or warranty made by Renters Choice to STI in this Agreement or furnished to STI in writing in connection with this Agreement or the transactions contemplated herein contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. Renters Choice knows of no fact which has, or might in the future have, a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of Renters Choice or the Receivables that has not been disclosed to STI.

          (i) RELATIONSHIP OF THE PARTIES. STI has not at any time exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of Renters Choice. STI has not acted as a business, investment or financial consultant or advisor to Renters Choice and has not given Renters Choice any business, investment or financial advice. STI has no fiduciary or similar duty to Renters Choice. STI has not participated in any type of joint venture or partnership with Renters Choice and the execution and consummation of this Agreement and the transactions contemplated herein shall not constitute or amount to a joint venture or partnership. STI has not acted in any respect as the agent of Renters Choice for any purpose and no agency relationship shall be created by the execution of this Agreement and the consummation of the transactions contemplated hereby except as expressly provided herein.

          (j) STATEMENTS BY STI. STI has made no representations or statements of material fact to Renters Choice in connection with the obligations of Renters Choice hereunder or in connection with the negotiation, execution or delivery of this Agreement or the consummation of the transactions herein contemplated, except as expressly set forth herein.

                                   V. CLOSING

     5.1 TIME AND PLACE OF CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Seller's counsel in Dallas, Texas, on May 15, 1996 (the "Closing Date"), at which time all matters required by this Agreement to occur at Closing or on the Closing Date shall take place.

     5.2 CONDITIONS TO THE SELLER'S, COLORTYME'S AND RENTERS CHOICE'S OBLIGATIONS. The obligations of the Seller, ColorTyme and Renters Choice hereunder are, at the option of each such party, subject to the conditions precedent that as of the Closing Date:

          (a) LEGAL PROCEEDINGS. No legal proceedings shall have been commenced which would prevent or limit STI's or the Seller's ability to consummate the transactions herein contemplated.

          (b) PURCHASE PRICE. The Seller shall have received payment of the Purchase Price as provided in Section 1.3

     5.3 CONDITIONS TO STI'S OBLIGATIONS. The obligations of STI hereunder are, at the option of STI, subject to the conditions precedent that as of the Closing Date:

          (a) ACCURACY. All representations and warranties made by the Seller, ColorTyme or Renters Choice to STI in this Agreement and in all other documents delivered to STI in connection with this Agreement shall be true and correct in all material respects.

          (b) LEGAL PROCEEDINGS. No legal proceedings shall have been commenced which would prevent or limit the Seller's, ColorTyme's, Renters Choice's or STI's ability to consummate the transactions herein contemplated.

          (c) CLOSING DOCUMENTS. STI shall have received all the following, each dated (unless otherwise indicated) as of the Closing Date, in a form satisfactory to STI:

             (i) ASSIGNMENT. A duly executed Assignment in the form of Exhibit 1, attached hereto;

             (ii) RECEIVABLES. All the Receivables (all the original instruments and documents), duly endorsed in favor of STI, together with such instruments of conveyance as may be required by STI;

             (iii) UCC SEARCH. The results of Uniform Commercial Code searches showing all financing statements and other documents and instruments on file against the Seller, ColorTyme, Renters Choice and the obligors under the Receivables in such jurisdictions as STI deems appropriate, such searches to be as of a current date;

             (iv) RESOLUTION. Resolutions of the respective boards of directors of the Seller, ColorTyme and Renters Choice, each certified by the respective secretaries of such corporations, authorizing the execution and delivery of this Agreement and the performance by the Seller, ColorTyme and Renters Choice of all the transactions contemplated hereby;

             (v) INCUMBENCY CERTIFICATE. Certificates of incumbency, certified by the respective secretaries of the Seller, ColorTyme and Renters Choice certifying the names of the officers of such corporations authorized to sign this Agreement and the other instruments and documents executed in connection herewith, together with specimen signatures of such officers;

             (vi) ARTICLES OF INCORPORATION. The articles of incorporation of the Seller and ColorTyme, certified by the Texas Secretary of State, and the
                                       16

        certificate of incorporation of Renters Choice, certified by the Delaware Secretary of State, each dated as of a current date;

             (vii) CERTIFICATE OF GOod Standing Certificates of the Texas Secretary of STATE AS TO THE existence and good standing of the Seller and ColorTymE, AND A CERTIFICate of the Delaware Secretary of State as to the existENCE AND GOOD STAnding of Renters Choice, each dated as of a current date;

             (viii) UCC ASSIGNMENTS. Such Uniform Commercial Code assignments of the Seller's security interests in the Collateral securing the Receivables as STI may require;

             (ix) FINANCING STATEMENTs Such Uniform Commercial Code financing statements AS STI MAY DEEM NECessary or appropriate to duly perfect the sale and asSIGNMENT OF THE RECeivables;

             (x) RELEASE BY CHRYSLER. Releases of all liens and security interests of Chrysler in the Receivables (including Uniform Commercial Code filings and legends on the documents evidencing the Receivables);

             (xi) SERVICING AGREEMENT. A Servicing Agreement between STI and NationsCredit Commercial Corporation of America with respect to the servicing of the Receivables;

             (xii) OPINION OF COUNSEL. An opinion of legal counsel for the Seller, ColorTyme and Renters Choice as to the matters set forth in
        Exhibit 2 attached hereto; and

             (xiii) ADDITIONAL DOCUMENTS. Such additional approvals, opinions and documents as STI may reasonably require.

                            VI. RECEIVABLE DEFAULTS

     6.1 NOTICE OF DEFAULT. In the event any payments due under any of the Receivables are delinquent by more than ninety (90) days or STI otherwise declares a default under any of the Receivables, STI shall give notice thereof to the Seller.

     6.2 FORECLOSURE. Following notice of a default under a Receivable pursuant to Section 6.1, STI shall, at its expense, attempt to collect the outstanding obligations under the Receivable and, if necessary, commence appropriate legal actions to recover the collateral securing such Receivable and to foreclose the interest of the account debtor(s) and other persons, if any, in such collateral.
                                       17

     6.3 ASSIGNMENT. Following repossession and/or foreclosure of the collateral securing the defaulted Receivable or the entry by a court of competent jurisdiction of an order staying or barring such actions or adjudicating the rights of STI with respect to such collateral, STI shall assign its interest in such collateral and the defaulted Receivable secured thereby to the Seller, without recourse or warranty of any kind whatsoever. Contemporaneously with, and as a condition precedent to, such assignment, the Seller shall pay to STI an amount equal to STI's Net Investment in the defaulted Receivable. For purposes of this Agreement, STI's "Net Investment" in a Receivable shall be the amount equal to the sum of the outstanding principal balance of such Receivable and all accrued and unpaid interest thereon. Subject to the provisions of Section 6.4, the Seller's maximum liability under this Section for the payment of STI's Net Investment in LOC Receivables shall not exceed, with respect to any individual LOC Receivable, the product of the Average Monthly Revenue of the ColorTyme franchisee named in such LOC Receivable, determined as of the time of the most recent periodic review of such LOC Receivable, multiplied by five (5); provided, however, the foregoing limitation shall not apply to LOC Receivables which are designated Overline Receivables as of the time of such review.

     6.4 MAXIMUM AGGREGATE LIABILITY. In addition to the limitations set forth in Section 6.3, except as provided in this Section 6.4, the Seller's aggregate liability for the payment of STI's Net Investment in defaulted Receivables under
Section 6.3 shall be limited as follows: (a) with respect to those Receivables described in Schedule F-1 attached hereto, the Seller's total liability shall not exceed the aggregate balance of those Receivables as of the Effective Date;
(b) with respect to those Receivables described in Schedule F-2 attached hereto, the Seller's total liability shall not exceed the sum of (i) the aggregate balance of those Receivables as of the Effective Date, and (ii) the aggregate amount of "available credit" under those Receivables, as reflected on Schedule B; and (c) with respect to those Receivables described in Schedule F-3 attached hereto, the Seller's total liability shall not exceed fifty percent (50%) of the sum of (i) the aggregate balance of those Receivables as of the Effective Date, and (ii) the aggregate amount of "available credit" under those Receivables, as reflected on Schedule B. In the event ColorTyme terminates the franchise of a franchisee which is not then in default in its obligations to STI under a Receivable, any payments subsequently made or required to be made under Section
6.3 on account of that Receivable shall not be subject to the limitation or included in the calculation of the maximum liability of the Seller under subparagraph (c) of this Section.

                                  VII. DEFAULT

     7.1 EVENTS OF DEFAULT. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:
                                       18

          (a) The Seller shall fail to pay any amount due under the terms of this Agreement within ten (10) business days following demand therefor.

          (b) The Seller shall fail to perform, observe or comply with any of the covenants, agreements or obligations of the Seller contained in this Agreement, and such failure shall remain uncured thirty (30) days following notice thereof.

          (c) Any representation or warranty made by the Seller, ColorTyme or Renters Choice in this Agreement or any of the documents delivered to STI pursuant to this Agreement shall prove to be untrue, misleading or inaccurate in any material respect.

          (d) The Seller, ColorTyme or Renters Choice shall default in their respective obligations to STI under any other agreement to which they, or any of them, are parties, or shall default in their respective obligations under agreements with their primary lenders.

          (e) The Seller, ColorTyme or Renters Choice shall (i) apply for or consent to the appointment of a receiver, custodian, trustee, liquidator, or similar official for themselves or all or a substantial part of their property, (ii) admit in writing that they are unable to pay their debts generally as they become due, (iii) make a general assignment for the benefits of creditors, (iv) file a petition or answer seeking liquidation, reorganization or any arrangement with creditors or to take advantage of bankruptcy, reorganization or insolvency laws, (v) file an answer admitting the material allegations of or consent to or default in answering a petition filed against them in any bankruptcy, reorganization or insolvency proceeding, (vi) become the subject of an order for relief under any bankruptcy, reorganization or insolvency proceeding which shall continue unstayed and in effect for thirty (30) days, or (vii) an order, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition appointing a receiver, custodian, trustee, liquidator or similar official for them or of all or a substantial part of their property and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) days.

          (f) The Seller, ColorTyme or Renters Choice shall cease doing business as a going concern.

          (g) This Agreement or any other documents delivered to STI pursuant to this Agreement or in connection herewith shall for any reason cease to be in full force and effect, or shall be declared null or unenforceable in whole or in material part, or the validity or enforceability thereof shall be challenged or denied by any party thereto excluding STI.

     7.2 REMEDIES UPON DEFAULT. If an Event of Default shall occur and be continuing, STI at its option may, without notice (i) elect to have the Seller repurchase all
                                       19

Receivables then held by STI (without recourse or warranty by STI), whereupon the Seller shall so repurchase such Receivables for an amount equal to STI's Net Investment therein, (ii) reduce any claim to judgment, (iii) set off and apply against the obligation of the Seller, without notice to the Seller, any and all deposits or other sums at any time credited or held by STI or owing from STI to the Seller, ColorTyme or Renters Choice, whether or not said obligations are then due, and (iv) without further notice of default or demand, pursue and enforce any of STI's rights and remedies under this Agreement and any of the other documents delivered to STI pursuant to this Agreement or otherwise provided under or pursuant to any applicable law or any other agreement.

                                 VIII. GUARANTY

     ColorTyme and Renters Choice (collectively, the "Guarantors") hereby jointly and severally guaranty the full and prompt payment and performance of all debts, liabilities and obligations of the Seller to STI arising out of or in any was related to this Agreement (collectively, the "Obligations").

     The Guarantors represent and warrant to STI that they will receive a substantial economic benefit from STI's purchase of the Receivables pursuant to this Agreement. The Guarantors acknowledge that STI would not purchase the Receivables if it did not receive this Guaranty.

     The Guarantors hereby waive promptness, diligence, notice of acceptance and any other notice with respect to the Obligations or this Guaranty, and any requirement that STI protect, secure, perfect or insure any security interest or lien or any property subject thereto, or exhaust any right or take any action against the Seller or any other person or entity or any Collateral.

     The liability of the Guarantors under this Guaranty shall be absolute, unconditional, irrevocable and continuing, irrespective of any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the terms of the Obligations. The Guarantors hereby consent to any and all extensions or other indulgences granted by STI to the Seller and consent to the release or substitution of any or all Collateral securing the Obligations.

     The Guarantors hereby irrevocably waive any and all rights they may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating them to the rights of STI) to assert any claim or seek contribution, indemnification or any other form of reimbursement from the Seller for any payment made by the Guarantors under or in connection with this Guaranty.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned
                                       20

by STI upon the insolvency, bankruptcy or reorganization of the borrower or otherwise, all as though such payment had not been made.

                               IX. MISCELLANEOUS

     9.1 INDEMNITY. The Seller shall indemnify STI and its officers, directors, employees, attorneys and agents from, and shall hold each of them harmless against, any and all losses, liabilities, claims, damages, costs and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to this Agreement or any of the transactions contemplated hereby or the enforcement by STI of its rights hereunder or from any investigation, litigation or other proceeding, including, without limitation, any threatened investigation, litigation or other proceeding, relating to any of the foregoing, excluding, however, (i) any losses, liabilities, claims, damages, costs and expenses which arise exclusively from the willful misconduct or gross negligence of STI, and (ii) expenses incurred by STI pursuant to Section 6.2. The obligations of the Seller under this Section shall survive the repayment of all other obligations of the Seller under this Agreement and the termination hereof.

     9.2 SURVIVAL. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Seller, ColorTyme or Renters Choice in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, and any investigation at any time made by STI, and the delivery of any documents to STI pursuant to this Agreement and payment of the obligations of the Seller hereunder and any sale or assignment or other disposition by STI of this Agreement, the Receivables or any other documents delivered to STI pursuant to this Agreement. All statements contained in any certificate or other instrument delivered by or on behalf of the Seller, ColorTyme or Renters Choice pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties by such parties hereunder.

     9.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise, and no delay in exercising, on the part of STI, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other documents executed in connection herewith are cumulative and not exclusive of any other rights or remedies provided by law.

     9.4 EXPENSES OF STI. The Seller shall reimburse STI for all its out-of-pocket expenses, including the fees and expenses of its legal counsel, incurred in connection with (a) the negotiation and preparation of this Agreement and the transactions contemplated by this Agreement, except expenses incurred by STI pursuant to Section 6.2, up to a maximum of $10,000, and (b) the enforcement or preservation of STI's rights under this Agreement following an Event of Default. All such expenses shall be paid promptly upon request by STI.

                                       21

     9.5 NOTICES. All notices and other communications provided for in this Agreement shall be given in writing and mailed by certified mail or delivered to the intended recipient at the address of such party set forth on the signature page of this Agreement. Any such notice or other communication shall be deemed to have been given on the day it is personally delivered as aforesaid or three
(3) days after mailing. Any party may change its address for the purposes of this Agreement by giving notice of such change to the other party pursuant to this Section.

     9.6 SEVERABILITY. If any provision of this Agreement or any other documents delivered to STI pursuant to this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or unenforceable.

     9.7 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other documents delivered to STI pursuant to this Agreement embody the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, conditions and understandings, and such documents may be amended only by an instrument executed in writing by an authorized officer of the party against whom such amendment is sought to be enforced. All schedules and exhibits referred to in and attached to this Agreement are incorporated herein by reference and shall for all purposes be a part of this Agreement.

     9.8 RELATIONSHIP OF THE PARTIES. The relationship between the Seller and STI is solely that of seller and purchaser, and nothing in this Agreement shall be construed so as to deem the relationship between the Seller and STI to be other than that of seller and purchaser. STI has no fiduciary or other special relationship with the Seller, ColorTyme or Renters Choice.

     9.9 CONSTRUCTION. Each of the parties to this Agreement acknowledges that they have had the benefit of legal counsel of their own choice and have been afforded an opportunity to review this Agreement and all the other documents and instruments executed in connection herewith with their respective legal counsel and that this Agreement and all other documents and instruments executed in connection herewith shall be construed as if jointly drafted by all the parties hereto.

     9.10. FURTHER ASSURANCES. The Seller shall, upon request of STI, execute and deliver any further instrument or instruments as may be reasonably required by STI for the purpose of carrying out this Agreement, and giving to STI the full and complete benefit of this Agreement, including, without limitation, individual assignments of Receivables and Uniform Commercial Code financing statements relating to the Receivables and the Collateral.

     9.11 NEVADA LAW. THE SUBSTANTIVE LAWS OF THE STATE OF NEVADA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT

                                       22

AND INTERPRETATION OF THIS AGREEMENT AND ALL TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties have executed this Agreement on and as of this 15th day of May, 1996.

                                          COLORTYME FINANCIAL SERVICES, INC.
                                          1231 Greenway Drive, Suite 900
                                          Irving, Texas 75038

                                          By: __________________________________
                                          Title: President


                                          COLORTYME INC.
                                          1231 Greenway Drive, Suite 900
                                          Irving, Texas 75038

                                          By: __________________________________
                                          Title: President


                                          RENTERS CHOICE, INC.
                                          13800 Montfort Drive, Suite 300
                                          Dallas, Texas 75240

                                          By: __________________________________
                                          Title: Chief Executive Officer


                                          STI CREDIT CORPORATION
                                          1475 Terminal Way C#2
                                          Reno, Nevada 89502

                                          By: __________________________________
                                          Title: _______________________________

                                       23

                        INDEX OF EXHIBITS AND SCHEDULES

EXHIBITS

     Exhibit 1    Assignment

     Exhibit 2    Opinion of Counsel

SCHEDULES

     Schedule A   Receivables

     Schedule B   LOC Receivables

     Schedule C   Pledged Receivables

     Schedule D   Purchase Price (with amortization schedule)

     Schedule E   Litigation

     Schedule
     F-1          Recourse Schedule (Term-100%)

     Schedule
     F-2          Recourse Schedule (LOC-100%)

     Schedule
     F-3          Recourse Schedule (LOC-50%)

                                       24

                                   EXHIBIT 1

                                   ASSIGNMENT

     This Assignment is executed and delivered pursuant to that certain Portfolio Acquisition Agreement dated May 15, 1996 (the "Agreement"), between STI Credit Corporation, a Nevada corporation ("STI"), ColorTyme Financial Services, Inc., a Texas corporation (the "Seller"), ColorTyme, Inc., a Texas corporation, and Renters Choice, Inc., a Delaware corporation.

     1. For valuable consideration received by the Seller, the Seller hereby sells, assigns, transfers and delivers to STI and its successors and assigns all of the Seller's right, title and interest in and to the Receivables (as that term is defined in the Agreement and which are more particularly described in Schedule "A" to the Agreement).

     2. This Assignment is delivered to STI to effect, evidence and perfect conveyance of absolute ownership of the Receivables to STI and is not for security.

     3. This Assignment is subject in all respects to, and shall be governed by, the provisions of the Agreement, which is incorporated in its entirety herein by this reference.

     Date:  May 15, 1996.

                                          COLORTYME FINANCIAL SERVICES, INC.

                                          By: __________________________________
                                          Title: _______________________________

                                       25

                                 ACKNOWLEDGMENT
STATE OF _______________     )
                             )    ss.
COUNTY OF ______________     )

     On this day before the undersigned, a Notary Public, personally appeared __ ______________________________, the ______________________________ of ColorTyme
Financial Services, Inc. known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the foregoing Assignment on behalf of said corporation as his voluntary act and deed.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                          ______________________________________
                                          Notary Public

My Commission Expires:

______________________

                                       26

                                   EXHIBIT 2

     1. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. ColorTyme is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Renters Choice is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     2. The Seller, ColorTyme and Renters Choice have the requisite corporate power and authority to execute and deliver the Agreement and all other documents executed by them in connection therewith, and to perform all their respective obligations thereunder.

     3. The execution and delivery of the Agreement and other documents executed in connection therewith and the performance by the Seller, ColorTyme and Renters Choice of all their respective obligations thereunder have been duly and properly authorized by all necessary action on the part of the Seller, ColorTyme and Renters Choice.

     4. The execution and delivery by the Seller, ColorTyme and/or Renters Choice of the Agreement and all other documents executed and delivered by them in connection therewith and the performance by such parties of their respective obligations thereunder will not (a) violate the terms of any instrument, document or agreement known to counsel, to which any of them is a party or pursuant to which any of them or any of their property is bound, (b) conflict with, result in a breach of or constitute a default under any such instrument, document or agreement, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority applicable to any of them or any of their assets.

     5. The Agreement has been duly executed and delivered by the Seller, ColorTyme and Renters Choice and is a legal, valid and binding obligation of each such party, fully enforceable against each such party in accordance with its terms; notwithstanding anything in this paragraph to the contrary, however, enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and remedies generally.

     6. To counsel's knowledge, the Seller is the sole owner of and has good title to all the Receivables; the Receivables are free and clear of all liens, claims, encumbrances and interests of any kind whatsoever, except for the rights of STI under the Agreement.

     7. Upon Closing, the Seller will have sold and conveyed to STI all of the Seller's right, title and interest in and to the Receivables, and STI will be the sole and exclusive owner thereof.

                                       27

     8. To counsel's knowledge, neither the Closing nor the consummation of any of the transactions contemplated in the Agreement will in any way affect the validity or enforceability of any of the Receivables.

     9. A Texas court, or a federal court applying Texas choice of law rules, would give effect to the provisions of the Agreement that they are to be governed by and construed in accordance with the laws of the State of Nevada, except that perfection and the effect of perfection or non-perfection of the sale of the Receivables may be governed by the laws of the State of Texas, in accordance with Section 1-105 of the Uniform Commercial Code.

     10. No prior consent, license, approval or authorization of any governmental authority, bureau or agency or any court or other person is required in connection with the execution, delivery, performance, validity and enforceability of the Agreement or the other documents executed and delivered by the Seller, ColorTyme and/or Renters Choice in connection therewith, except such consents as have been obtained on or prior to the date hereof.

     11. There are no legal or governmental proceedings or investigations of any kind pending or, to counsel's knowledge, threatened against or affecting the Seller, ColorTyme and/or Renters Choice or any of their property, which if adversely determined would have a material adverse affect on their business, condition (financial or otherwise), operations, prospects or properties.

                                       28

                             SCHEDULE A RECEIVABLES

ABC TV AND STEREO RENTAL
Dan Rudden
757 E. 20th #350
Denver, CO

11135 E. Colfax
Aurora, CO

5800 Colfax
Denver, CO

270 S. Federal
Denver, CO

80 W. 84th Avenue
Thornton, CO

Credit & Security Agreement:  05-17-95
Guaranty Date:  01-31-95
Guaranty Date:  06-27-87
UCCS-CO SOS-00957730  01-16-87  Cont'd  12-27-91
       CO SOS-570521    08-09-82            10-25-91

COLORTYME LOAN --
Promissory Note:  04-22-96
Security Agreement:  01-15-96
Guaranty:  04-22-96
Stock Pledge Agreement:  01-15-96
Stock Certificate:  04-22-96

AFFINITY, INC.
Susan Schoenenberger
5005 Gov. Ritchie
Baltimore, MD

Credit & Security Agreement:  08-24-92
Guaranty Date:  08-24-92
UCCS-MD SOS-22838166  10-09-92
       MD Anne Arundel   11-17-92

ALL CLEAR OF NEW CASTLE
Jim Farland
1405 N. Dupont Highway #5
New Castle, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Guaranty:  04-27-93
Corporate Guaranties:  3 @ 07-14-95; 04-27-93
UCCS-DE SOS-306035  05-07-93
       DE SOS-303977  03-29-93
       DE SOS-07392   05-23-90  Cont'd  02-17-95

COLORTYME LOAN --
Promissory Note -- 12-07-93
Promissory Note -- (not executed)
Promissory Note -- (not executed)
Guaranty -- 12-07-93

ALL CLEAR OF DOVER, INC.
288 S. Dupont Highway
Dover, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3 @ 04-27-93
UCCS-DE SOS-306037  05-07-93
       DE SOS-303976  03-29-93

ALL CLEAR OF NEWARK
18 Marrows Road
Newark, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3 @ 04-27-93
UCCS-DE SOS-306036  05-07-93
       DE SOS-303978  03-29-93
       DE SOS-07392   05-25-90  Cont'd  02-17-95

COLORTYME LOAN --
Promissory Note:  December 7, 1993
Promissory Note -- (not executed)
Promissory Note -- (not executed)
Guaranty -- (not executed)

ALL CLEAR OF SALISBURY
800 E. Salisbury
Salisbury, MD

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3 @ 04-27-93
UCCS-MD SOS-31198405  04-29-93
       MD Wicomico  930702  04-29-93
       DE SOS-07392            05-25-90  Cont'd  02-17-95

COLORTYME LOAN --
Promissory Note:  12-07-93
Guaranty:  12-07-93
Promissory Note:  (not executed)
Guaranty:  (not executed)

Promissory Note:  12-07-93
Guaranty:  12-07-93
Promissory Note:  (not executed)
Guaranty:  (not executed)

Promissory Note:  12-07-93
Guaranty:  12-07-93
Promissory Note:  (not executed)
Guaranty:  (not executed)

CAPITAL, INC.
Don Hayes
2158 Brownsville Road
Pittsburgh, PA
Security Agreement:  11-01-89
Guaranties:  2 @ 11-01-89
UCCS-PA SOS-18050041         12-28-89  Cont'd  10-03-94
       PA Allegheny  95005601  08-18-95
       PA Allegheny  95005602  08-18-95

CLASS H, INC.
James Holub and Michael Holub
15 Cliff Drive
Mineral Wells, TX 76067

1928 Glynn #21
Brunswick, GA

COLORTYME LOAN --
Credit & Security Agreement:  02-29-96
Pledge Agreement:  02-29-96
Stock Power:  02-29-96
Stock Certificates:

DAN CORP.
Mel Daniel
1702 Denney Avenue
Pascagoula, MS

1801 Pass Road
Gulfport, MS

215 Superior Avenue
Bogalusa, LA

COLORTYME LOAN --
Promissory Note:  December 28, 1995
Security Agreement:  July 5, 1993


Guaranty:  July 8, 1993
UCCS:    MS SOS           76678       08-23-93
         MS SOS           933788      08-23-93
         LA Washington    59-42444    07-26-93
         MS SOS           0731050     07-27-93

DARGAN LEASING
Tim Dargan
1817 Mt. Holly Rd.
Burlington, NJ

6718 Blackhorse Pike
Ed Harbor, NJ

2881 Mt. Eshaim Avenue
Camden, NJ

1636 N. Olden Avenue
Ewing, NJ

Credit & Security Agreement:  09-07-95
Guaranty:  04-22-91
UCCS-NJ SOS-1391125  03-25-91 Cont'd  01-25-96

EBRO INTERNATIONAL
Frank Pennell
400 N. Navy Blvd., #4
Pennsacola, FL

33 Brent Lane
Pennsacola, FL

99 N. Elgin Pkwy #6B
Ft. Walton Beach, FL

1010-B Freeport Highway
De Funiak Springs, FL

Credit & Security Agreement:  07-07-89
Guaranties:  07-07-89; 05-22-89 & 06-1-95
UCCS-FL SOS-8900000145667  05-30-89  Cont'd  02-04-94

H&M TV RENTALS
Bobby W. Hanes
710 E. Center Street
Madisonville, KY

2045 US 41N
Henderson, KY

1825 Wabash Street
Terre Haute, IN

2310 Frederica Fnt.
Ownesboro, KY

301 N. 1st Avenue
Evansville, IN

802 W. Main, Suite 4
Booneville, IN

306 W. Fairchild
Danville, IL

105 E. University
Urbana, IL

Credit & Security Agreement:  04-20-95
Guaranty:  05-24-95
UCCS-IN SOS 1771255 03-25-92


    IN Warrick      1995U020241    09-12-95
    KY Daviess      65836          07-27-92
    KY Daviess      35-1483783     07-27-92
    KY Hopkins      243446         07-27-92
    KY Henderson    0119497        07-27-92
    IL SOS          3016052        08-04-92

COLORTYME LOAN --
Promissory Note:
Security Agreement:
Pledge Agreement:
Stock Power:
Guarantty:

J&A RENTALS, INC.
John Prothro
1118 N. Taylor
Garden City, KS

1905 W. Loop 281 #34
Longview, TX

1219B W. Crawford
Salina, KS

709 Perkins Road
Stillwater, OK

2205 Central
Dodge City, KS

2709 N. 14th Street
Ponca City, OK

1539 N. Kansas
Liberal, KS

1414 Industrial
Emporia, KS

1121 S. Jackson Street
Jacksonville, TX

2037 SE 29th
Topeka, KS

3056 S. John Redditt
Lufkin, TX

2135 North Summit
Arkansas City, KS

123 S. Washington
Junction City, KS

235 N. University #5
Nacogdoches, TX

2310 E. SE Loop 323
Tyler, TX

2323 Highway 79 S.
Henderson, TX

2010 Crockett Street
Palestine, TX

210 W. 5th Street
Hutchinson, KS

COLORTYME LOAN --
Promissory Note:
Security Agreement:
Guaranty: 05-24-93
UCCS-UNSECURED
Assumption Agreement:  07-01-93

J.E.M. LEASING, INC.
Mike Houseworth
910 International Speedway
Daytona Beach, FL

2701 SW College #307
Ocala, FL

Security Agreement:  08-08-95 & 02-17-93
Guaranty:  02-28-93
Corporate Guaranty:  02-28-93
UCCS-Fl SOS-890000230777  08-28-89  Cont'd  06-14-94
Assumption Agreement:  07-01-93

JERETY CORPORATION
Jon Lesch
3021 NE 72nd Avenue #15
Vancouver, WA

Security Agreement:  09-30-95 & 09-10-91
Guaranty:  09-10-91
UCCS-WA SOS-  09-30-91

JLJ ENTERPRISES
Larry Crist
291 Barnett Road
Medford, OR

COLORTYME LOANS_--
Promissory Note:  01-15-95
Security Agreement:  01-15-95
Pledge Agreement:  01-15-95
Stock Power:  01-15-95
UCCS-OR SOS  S46375  03-31-95

JOHNSON-STANDLEY CORP.
Ned Johnson
111 Boston Avenue
Bridgeport, CT

324 Appleton
Holyoke, MA

1334 Liberty Street
Springfield, MA

1321 Whalley Avenue
New Haven, CT

949 Maple Avenue
Hartford, CT

767 B Wolcott Street
Waterbury, CT

1176-80 Elizabeth Avenue
Elizabeth, NJ

656 Newark Avenue
Jersey City, NJ

230 Main
Asbury Park, NJ
126 Broadway
Patterson, NJ

43 New Street
Irvington, NJ

Security Agreements:  11-02-92 & 11-06-92
Guaranties:  3 @ 11-02-92
Corporate Guaranties:  11-02-92 & 2 @ 11-30-92
UCCS- NJ SOS-1440041  02-11-92
      CT SOS-708471 06-05-87 Cont'd 12-27-91 MA SOS-660147 12-31-86 Cont'd
      08-22-91 CT SOS-681340 01-05-87 Cont'd 12-27-91

KENTEX, INC.
Joe Ballard
1037 Mineral Wells Avenue
Paris, TN

822 Joe Clifton Drive
Paducah, KY

206 E. Reelfoot Avenue
Union City, TN

408 N. 12th Street
Murray, KY

913 W. Broadway
Mayfield, KY


COLORTYME LOAN--
Promissory Note:  01-29-96
Security Agreement:  01-29-96
Guaranty:  01-29-96
 UCCS-KY   Calloway-86244     12-16-88    Cont'd     03-20-93
           Calloway-58396     02-04-83    Cont'd     01-19-93
           Graves-60320       03-13-89    Cont'd     01-07-94
           McCracken-703      01-27-87    Cont'd     10-07-91
      TN   SOS-521804         03-21-88    Cont'd     01-21-93

KEY RENT-TO-OWN (RTO) Jeff Hazard 1183 Merritt Blvd.
Dundalk, MD

4004 Eastern
Baltimore, MD

2111 W. Patapsco Avenue
Baltimore, MD

2335 E. Northern Pkwy.
Baltimore, MD

Security Agreement:  11-06-92
Guaranty:  11-06-92
UCCS- MD SOS-537885       07-06-93
      MD SOS-23328195     11-27-92
      MD Baltimore-459320  12-29-92

LOCKHART RENTALS, INC.
Tony Lockhart
228L Roger Willis Blvd.
Glasgow, KY

2945 Scottsville #32
Bowling Green, KY


Security Agreement:  09-28-95
Guaranty:  08-13-92
UCCS-KY    Warren-100284    12-27-89    Cont'd    10-07-94
KY         Barren-009051    03-11-93

MARTIN & SHEEHAN, INC.
Peter Sheehan
300 Main St.-Simoneau
Nashua, NH

345 Lincoln Street
Manchester, NH


Security Agreement:  12-20-93
Guaranty:  04-13-87
UCCS-NH  SOS 245062                    01-21-87    Cont'd    10-16-91
       City of Nashua 060313           10-09-86    Cont'd    05-28-91
       City of Manchester 100,939      11-20-86    Cont'd    05-28-91

MAYO INVESTMENTS, INC.
James Mayo
1191 Oak Ridge Tpk.
Oak Ridge, TN

4414 Broadway
Knoxville, TN

4409Q Chapman Hwy.
Knoxville, TN

2745 N. Keith Street
Cleveland, TN
1611 E. A. Johnson Hwy.
Morristown, TN

425 S. Jefferson
Cookeville, TN

Security Agreement:  09-05-95
Guaranty:  03-30-87
UCCS-TN SOS 400289  01-21-87  Cont'd  10-07-91
                               Cont'd  10-09-95

COLORTYME LOAN --
Promissory Note:  04-20-95
Security Agreement:  04-20-95
Guaranty:  04-20-95

MCCABE ENTERPRISES, INC.
Ray McCabe
605 E. Anaheim
Long Beach, CA

1731 W. Katella
Anaheim, CA

2144 S. Bristol
Santa Ana, CA

COLORTYME LOAN --
Promissory Note:  11-30-95
Security Agreement:  6-19-95 & 12-05-95
Guaranty:  11-30-95
Stock Power:  12-  -95
Stock Certificate:  12-  -95
UCCS- CA SOS 93229692    11-12-93
      CA SOS 9512160738  04-28-95
      CA SOS 9512160761  04-28-95
      CA SOS 9512160748  04-28-95

M. G. LEASING, INC.
Steve Gopoyan
731 Main Street
Worcester, MA

Security Agreement:  08-19-95
Guaranty:  01-27-94
UCCS-MA SOS  12-30-93

MIMARK ENTERPRISES-UTICA
Pat Parker, Joe Aromola
5703 Read Blvd.
New Orleans, LA

 COLORTYME LOAN --
Promissory Note:  February, 1996
Security Agreement:  February, 1996
Guaranty:  February, 1996
Stock Power:
Stock Certificate:
Pledge & Security Agreement:
UCCS:  LA Orleans 36-104290  03-20-96

MOLNER, KILBY, SHIVELY
Gary Kilby
1244 N. 1st Street
Fresno, CA

Security Agreement:  08-15-95
Guaranty:  11-18-86
UCCS-CA SOS-  01-16-87  Cont'd  10-07-91

MWT LEASING, INC.
Jim Moore
3110 New Bern Ave. #112
Raleigh, NC

Security Agreement:  08-20-93
Guaranty:  08-20-93
UCCS-NC SOS-  08-31-93
               09-07-93

NEWJAX CONCEPTS, INC.
Mike Houseworth
3118 W. Edgewood Avenue
Jacksonville, FL

3851 Emerson Street
Jacksonville, FL

Security Agreement:  10-22-92
Guaranty:  09-09-93
Corporate Guaranty:  10-22-92
UCCS-FL SOS-920000299250  10-29-92

PAMIK, INC.
Mike Harmon
1672 S. Main
Laurinburg, NC

1812 Sam Rittenburg
Charleston, SC

1740 High Market Street
Georgetown, SC

1317 N. Main
Summerville, SC

 COLORTYME LOAN --
Promissory Note:  11-21-94 (Copy)
Security Agreement:  11-21-94 (Copy)
Guaranty:  11-21-94 (Copy)
UCCS- SC SOS 0663798  03-27-90  Cont'd  12-07-94
      NC Scotland 93 731  12-28-93

R.K.K., Inc.
Dealer #4910
Jerry Kane
5107 Venice Blvd.
Los Angeles, CA

911 N. La Brea
Inglewood, CA


Security Agreement:  02-28-91
Guaranty:  10-29-87
 UCCS-CA   SOS-85096993    02-13-90    Cont'd     01-13-95
      CA   Los Angeles     04-19-85    Cont'd     02-15-90
                                       Cont'd     01-13-95
      CA   SOS-87014209    01-16-87    Cont'd     10-07-91

RENTAL SYSTEMS, INC.
Arnold Jones
3251 W. 3rd Street
Bloomington, IN

3150 Columbus Center
Columbus, IN

4200 S. East #13
Indianapolis, IN

1972 Elmwood Avenue
Lafayette, IN

450 S. 9th
Richmond, IN

1001 W. Jackson Street
Muncie, IN

Security Agreements:  07-02-95 & 01-11-93
Guaranties:  07-02-95; 08-03-95; 12-09-94 & 01-11-93
UCCS IN SOS-1821715  01-07-93
      IN Floyd-10209   01-22-93

ROSE DEVELOPMENT
Darryl Rose
199 Paragon Pkwy. #2
Clyde, NC

1007 A Patton Avenue
Asheville, NC

208 Thompson Street #A
Hendersonville, NC

176 Walmart Plaza
Sylva, NC

586A Andrews Road
Murphy, NC


COLORTYME LOAN--
Promissory Note:  01-29-96
Security Agreement:  01-29-96
Guaranty:  01-29-96
Pledge & Security Agreement:
Stock Pledge:
 UCCS-   NC-SOS           96-111     05-08-96
         NC Henderson     96-0445    05-08-96
         NC SOS           7456       05-08-06

SBG LEASING
Steve Gopoyan
15-17 Corinth Street
Roslindale, MA

541 Columbus Road
Dorchester, MA

317-319 Belmont Street
Brockton, MA

Security Agreement:  08-19-95
Guaranty:  10-15-92
Corporate Guaranty:  03-12-92
UCCS- MA SOS-034079        06-25-91
      MA Worcester-112235  06-29-94

TEL-NAKA RENTALS
Don Hayes

575 Morgantown St. #25
Uniontown, PA

Security Agreement:  11-01-89
Guaranty:  11-01-89
UCCS- PA SOS-     12-05-89  Cont'd  10-03-94
      PA Allegheny  10-13-92

TEL-REN, INC.
Don Hayes
1706A Mileground
Morgantown, WV

Greensburg Shop Ctr. #11
Greensburg, PA


Security Agreement:  04-03-97
Guaranty:  03-12-89
 UCCS-PA   SOS-21981610                 06-02-93
      PA   Westmoreland-1825 of 1984    5-18-84     Cont'd     01-20-94
      WV   SOS-230510                   12-30-86    Cont'd     08-23-91
      WV   Monongalia-1477              12-29-86    Cont'd     09-16-91

TRINITY LEASING
Preston Avery
2300 Church Street
Conway, SC


Security Agreements:  06-11-92 & 04-22-92
Guaranties:  03-15-95; 04-22-92 & 06-11-92
 UCCS-SC   SOS-92-922588    05-12-92
      NC   SOS-0889752      05-13-92
      SC   SOS-92-931382    07-06-92

UTICA RENTAL SYSTEMS
Dealer #3180
Pat Parker
446 Darthmouth Street
New Bedford, MA

3350 Cleveland Avene
Columbus, OH

4109 S. Carrollton Avenue
New Orleans, LA

"44 Plaza" Route 44
Poughkeepsie, NY

1154 Mohawk Street
Utica, NY

2206 US Rt. 11
Watertown, NY

Plaza 44-280 Winthrop
Taunton, MA

360 Rhode Island Avenue
Fall River, MA

3766 E. Broad
Columbus, OH

2172 W. 4th Street
Mansfield, OH

Route 7 & Watt
Schenectady, NY

117 Corporation Drive
Hyannis, MA

139 Central Avenue
Albany, NY

333 North Street
Pittsfield, MA

119 Carmel Avenue
Lafayette, LA

4519 Westbank Expressway
Marrerro, LA

1144 W. Erie Blvd.
Rome, NY

Security Agreements:  06-06-91 & 06-20-95
Guaranties:  09-06-90; 06-20-95; 02-25-87 & 11-27-90
Corporate Guaranties:  Providence Rental    06-11-93
                    Poughkeepsie Rental  06-11-93
                    Dartmouth Rental     06-11-93
                    T.J. Rental            06-11-93
                    Rochester Rental      06-11-93


 UCCS-LA   E. Baton Rouge  28-349009    05-11-92
      LA   E. Baton Rouge 17-1064581    10-08-90    Cont'd     07-10-95
      OH   SOS-AH0039308                04-27-92
      OH   Franklin 81176               05-17-93
      NY   SOS 218593                   08-31-89    Cont'd     08-10-94
      NY   Oneida 8905075               08-21-89    Cont'd     08-03-94

UTICA-POUGHKEEPSIE
Security Agreements-09-06-90 & 06-20-95
Guaranties:  09-06-90 & 06-20-05
UCCS- MA SOS  027490  05-21-91  Cont'd  06-26-95
      NY SOS   217589  10-11-90  Cont'd  07-24-95

LA E. Baton Rouge 17-1086648 06-01-93
MA Pittsfield City Clerk 98-18 01-13-94

UTICA-T.J. RENTALS
Security Agreement:  06-20-95
Guaranties:  05-16-94 & 06-11-93

Corporate Guaranties:  Utica Rental          06-11-93
                    Poughkeepsie Rental  06-11-93
                    Dartmouth Rental     06-11-93
                    Rochester Rental      06-11-93
                    Providence Rental    06-11-93

UCCS- LA East Baton Rouge 17-1086651  06-01-93
LA East Baton Rouge 17-1088313  07-29-93

UTICA-DARTMOUTH RENTAL
 COLORTYME LOAN --
Promissory Note:  03-06-95
Security Agreement:  03-15-96

UTICA-PROVIDENCE RENTAL SYSTEMS
Pat Parker
50 Plainfield Street
Providence, RI

124 Broad Street
Pawtucket, RI

1500 Diamond Hill Road
Woonsocket, RI
Security Agreement:  06-20-95
Corporate Guaranties:  Utica Rental          06-11-93
                    Poughkeepsie Rental  06-11-93
                    Dartmouth Rental     06-11-93
                    T.J. Rental            06-11-93
                    Rochester Rental      06-11-93


 UCCS-RI   SOS-560376                   08-21-89    Cont'd     06-01-94
      LA   E. Baton Rouge 17-1086647    06-01-93
      RI   SOS-512540                   01-15-87    Cont'd     10-16-91
      OH   Franklin 81176               05-17-93
      NY   SOS 218593                   08-31-89    Cont'd     08-10-94
      NY   Oneida 8905075               08-21-89    Cont'd     08-03-94

UTICA-ROCHESTER RENTAL SYSTEMS
Pat Parker
3162 Lake Road
Horseheads, NY

999 E. Ridge Road
Rochester, NY

Security Agreement:  06-20-95
Guaranties:  10-21-91 & 06-20-95

Corporate Guaranties:  Utica Rental          06-11-93
                    Poughkeepsie Rental  06-11-93
                    Dartmouth Rental     06-11-93
                    T.J. Rental            06-11-93
                    Providence Rental    06-11-93


 UCCS-NY   SOS-91-240437                 11-18-91
      NY   Monroe  95-8265               11-16-95
           E. Baton Rouge  171086649     06-01-93
      LA
      OH   Franklin  81176               05-17-93
      NY   SOS  218593                   08-31-89    Cont'd     08-10-94
      NY   Oneida  8905075               08-21-89    Cont'd     08-03-94


                                   SCHEDULE B

           [Filed on Paper Pursuant to Temporary Hardship Exemption]


                                   SCHEDULE C
                              PLEDGED RECEIVABLES

ABC TV AND STEREO RENTAL
Dan Rudden
757 E. 20th #350
Denver, CO

11135 E. Colfax
Aurora, CO

5800 Colfax
Denver, CO

270 S. Federal
Denver, CO

80 W. 84th Avenue
Thornton, CO

Credit & Security Agreement:  05-17-95
Guaranty Date:  01-31-95
Guaranty Date:  06-27-87
UCCS- CO SOS-00957730  01-16-87  Cont'd  12-27-91
      CO SOS-570521    08-09-82            10-25-91

AFFINITY, INC.
Susan Schoenenberger
5005 Gov. Ritchie
Baltimore, MD

Credit & Security Agreement-08-24-92
Guaranty Date:  08-24-92
UCCS- MD SOS-22838166  10-09-92
      MD Anne Arundel   11-17-92

ALL CLEAR OF NEW CASTLE
Jim Farland
1405 N. Dupont Highway #5
New Castle, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Guaranty:  04-27-93
Corporate Guaranties:  3 @ 07-14-95; 04-27-93
UCCS- DE SOS-306035  05-07-93
      DE SOS-303977  03-29-93
      DE SOS-07392   05-25-90  Cont'd  02-17-95

ALL CLEAR OF DOVER, INC.
288 S. Dupont Highway
Dover, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3 @ 04-27-93
UCCS- DE SOS-306037  05-07-93
      DE SOS-303976  03-29-93

ALL CLEAR OF NEWARK
18 Marrows Road
Newark, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3@ 04-27-93
UCCS- DE SOS-306036  05-07-93
      DE SOS-303978  03-29-93
      DE SOS-07392   05-25-90  Cont'd  02-17-95

ALL CLEAR OF SALISBURY
800 S. Salisbury
Salisbury, MD

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3@ 04-27-93
UCCS- MD SOS-31198405     04-29-93
      MD Wicomico 930702  04-29-93
      MD SOS-07392         05-25-90  Cont'd  02-17-95

CAPITAL, INC.
Don Hayes
2158 Brownsville Road
Pittsburgh, PA

Security Agreement:  11-01-89
Guaranties:  2 @ 11-01-89
UCCS- PA SOS-18050041        12-28-89  Cont'd  10-03-94
      PA Allegheny 95005601  08-18-95
      PA Allegheny 95005602  08-18-95

DARGAN LEASING
Tim Dargan
1817 Mt. Holly Rd.
Burlington, NJ

6718 Blackhorse Pk.
Ed Harbor, NJ

2881 Mt. Eshaim Avenue
Camden, NJ

1636 N. Olden Avenue
Ewing, NJ

Credit & Security Agreement:  09-07-95
Guaranty:  04-22-91
UCCS-NJ SOS-1391125  03-25-91  Cont'd  01-25-96

EBRO INTERNATIONAL
Frank Pannell
400 N. Navy Blvd. #4
Pensacola, FL

33 Brent Lane
Pensacola, FL

99 N. Elgin Pkwy #6B
Ft. Walton Beach, FL

1010-B Freeport Highway
De Funiak Springs, FL

Credit & Security Agreement:  07-07-89
Guaranties:  07-07-89; 05-22-89 & 06-1-95
UCCS-FL SOS-8900000145667  05-30-89  Cont'd  02-04-94

H&M TV RENTALS
Bobby W. Hanes
710 E. Center Street
Madisonville, KY

2045 US 41N
Henderson, KY

1825 Wabash Street
Terre Haute, IN

2310 Frederica Fnt.
Ownesboro, KY

301 N. 1st Avenue
Evansville, IN

802 W. Main, Suite 4
Booneville, IN

306 W. Fairchild
Danville, IL

105 E. University
Urbana, IL

Credit & Security Agreement:  04-20-95
Guaranty:  05-24-95


UCCS-    IN SOS          1771255        03-25-92
         IN Warrick      1995U020241    09-12-95
         KY Daviess      65836          07-27-92
         KY Daviess      35-1483783     07-27-92
         KY Hopkins      243446         07-27-92
         KY Henderson    0119497        07-27-92
         IL SOS          3016052        08-04-92

J.E.M. LEASING, INC.
Mike Houseworth
910 International Speedway
Daytona Beach, FL

2701 SW College #307
Ocala, FL

Security Agreement:  08-08-95 & 02-17-93
Guaranty:  02-28-93
Corporate Guaranty:  02-28-93
UCCS-FL SOS-890000230777  08-28-89  Cont'd  06-14-94
Assumption Agreement:  07-01-93

JERETY CORPORATION
Jon Lesch

3021 NE 72nd Avenue #15
Vancouver, WA

Security Agreement:  09-30-95 & 09-10-91
Guaranty:  09-10-91
UCCS-WA SOS-          09-30-91

JOHNSON-STANDLEY CORP.
Ned Johnson
111 Boston Avenue
Bridgeport, CT

324 Appleton
Holyoke, MA

1334 Liberty Street
Springfield, MA

1321 Whalley Avenue
New Haven, CT

949 Maple Avenue
Hartford, CT

767 B Wolcott Street
Waterbury, CT
1176-80 Elizabeth Avenue
Elizabeth, NJ

656 Newark, Avenue
Jersey City, NY

230 Maine
Asbury Park, NJ

126 Broadway
Patterson, NJ

43 New Street
Irvington, NJ

Security Agreements:  11-02-92 & 11-06-92
Guaranties:  3 @ 11-02-92
Corporate Guaranties:  11-02-92 & 2 @ 11-30-92
UCCS- NJ SOS-1440041  02-11-92
      CT SOS-708471   06-05-87  Cont'd  12-27-91
      MA SOS-660147   12-31-86  Cont'd  08-22-91
      CT SOS-681340   01-05-87  Cont'd  12-27-91

KEY RENT-TO-OWN (RTO)
Jeff Hazard
1183 Merritt Blvd.
Dundalk, MD

4004 Eastern
Baltimore, MD

2111 W. Patapsco Avenue
Baltimore, MD

2335 E. Northern Pkwy.
Baltimore, MD

Security Agreement:  11-06-92
Guaranty:  11-06-92
UCCS- MD SOS-537885        07-06-93
      MD SOS-23328195      11-27-92
      MD Baltimore-459320  12-29-92

LOCKHART RENTALS, INC.
Tony Lockhart
228L Roger Willis Blvd.
Glasgow, KY

2945 Scottsville #32
Bowling Green, KY

Security Agreement: 09-28-95
Guaranty: 08-13-92
UCCS- KY Warren-100284  12-27-89  Cont'd  10-07-94
      KY Barren-009051  03-11-93

MARTIN & SHEEHAN, INC.
Peter Sheehan
300 Main St.-Simoneau
Nashua, NH

345 Lincoln Street
Manchester, NH

Security Agreement:  12-20-93
Guaranty:  04-13-87


CCS-   NH SOS 245062                 01-21-87    Cont'd    10-16-91
       City of Nashua 060313         10-09-86    Cont'd    05-28-91
       City of Manchester 100,939    11-20-86    Cont'd    05-28-91

MAYO INVESTMENTS, INC.
James Mayo
1191 Oak Ridge Tpk.
Oak Ridge, TN

4414 Broadway
Knoxville, TN

4409Q Chapman Hwy.
Knoxville, TN

2745 N. Keith Street
Cleveland, TN

1611 E. A. Johnson Hwy.
Morristown, TN

425 S. Jefferson
Cookeville, TN

Security Agreement:  09-05-95
Guaranty:  03-30-87
UCCS-TN SOS 400289  01-21-87  Cont'd  10-07-91
                              Cont'd  10-09-95

M. G. LEASING, INC.
Steve Gopoyan

731 Main Street
Worcester, MA

Security Agreement:  08-19-95
Guaranty:  01-27-94
UCCS-MA SOS  12-30-93

MOLNER, KILBY, SHIVELY
Gary Kilby
1244 N. 1st Street
Fresno, CA

Security Agreement:  08-15-95
Guaranty:  11-18-86
UCCS-CA SOS-  01-16-87  Cont'd  10-07-91

MWT LEASING, INC.
Jim Moore
3110 New Bern Ave. #112
Raleigh, NC

Security Agreement:  08-20-93
Guaranty:  08-20-93
UCCS-NC SOS-  08-31-93
              09-07-93

NEWJAX CONCEPTS, INC.
Mike Houseworth
3118 W. Edgewood Avenue
Jacksonville, FL

3851 Emerson Street
Jacksonville, FL

Security Agreement:  10-22-92
Guaranty:  09-09-93
Corporate Guaranty:  10-22-92
UCCS-FL SOS-920000299250  10-29-92

R.K.K., Inc.
Dealer #4910
Jerry Kane
5107 Venice Blvd.
Los Angeles, CA

911 N. La Brea
Inglewood, CA

Security Agreement:  02-28-91
Guaranty:  10-29-87


UCCS- CA SOS-85096993    02-13-90    Cont'd    01-13-95
      CA Los Angeles-    04-19-85    Cont'd    02-15-90
                                     Cont'd    01-13-95
      CA SOS-87014209    01-16-87    Cont'd    10-07-91

RENTAL SYSTEMS, INC.
Arnold Jones
3251 W. 3rd Street
Bloomington, IN

3150 Columbus Center
Columbus, IN

4200 S. East #13
Indianapolis, IN

1972 Elmwood Avenue
Lafayette, IN

450 S. 9th
Richmond, IN

1001 W. Jackson Street
Muncie, IN

Security Agreements:  07-02-95 & 01-11-93
Guaranties:  07-02-95; 08-03-95; 12-09-94 & 01-11-93
UCCS  IN SOS-1821715   01-07-93
      IN Floyd-10209   01-22-93

SBG LEASING
Steve Gopoyan
15-17 Corinth Street
Roslindale, MA

541 Columbus Road
Dorchester, MA

317-319 Belmont Street
Brockton, MA

Security Agreement:  08-19-95
Guaranty:  10-15-92
Corporate Guaranty:  03-12-92
UCCS- MA SOS-034079        06-25-91
      MA Worcester-112235  06-29-94

TEL-NAKA RENTALS
Don Hayes
575 Morgantown St. #25
Uniontown, PA

Security Agreement:  11-01-89
Guaranty:  11-01-89
UCCS-PA SOS-          12-05-89  Cont'd  10-03-94
       PA Allegheny   10-13-92

TEL-REN, INC.
Don Hayes
1706A Mileground
Morgantown, WV

Greensburg Shop Ctr. #11
Greensburg, PA

Security Agreement:  04-03-87
Guaranty:  03-12-89


UCCS- PA SOS-21981610                 06-02-93
      PA Westmoreland-1825 of 1984    05-18-84    Cont'd    01-20-94
      WV SOS-230510                   12-30-86    Cont'd    08-23-91
      WV Monongalia-1447              12-29-96    Cont'd    09-16-91

TRINITY LEASING
Preston Avery
2300 Church Street
Conway, SC

Security Agreements:    06-11-92 & 04-22-92
Guaranties:  03-15-95;  04-22-92 & 06-11-92
UCCS- SC SOS-92-922588  05-12-92
      NC SOS-0889752    05-13-92
      SC SOS-92-931382  07-06-92

UTICA RENTAL SYSTEMS
Dealer #3180
Pat Parker
446 Dartmouth Street
New Bedford, MA

3350 Cleveland Avenue
Columbus, OH

4109 S. Carrollton Avenue
New Orleans, LA

"44 Plaza" Route 44
Poughkeepsie, NY

1154 Mohawk Street
Utica, NY

22066 US Rt. 11
Watertown, NY

Plaza 44-280 Winthrop
Taunton, MA

360 Rhode Island Avenue
Fall River, MA

3766 E. Broad
Columbus, OH

2172 W. 4th Street
Mansfield, OH

Route 7 & Watt
Schenectady, NY

117 Corporation Drive
Hyannis, MA

139 Central Avenue
Albany, NY

333 North Street
Pittsfield, MA

119 Carmel Avenue
Lafayette, LA

4519 Westbank Expressway
Marrerro, LA

1144 W. Erie Blvd.
Rome, NY

Security Agreements:  06-06-91 & 06-20-95
Guaranties:  09-06-90; 06-20-95; 02-25-87 & 11-27-90
Corporate Guaranties:  Providence Rental    06-11-93
                       Poughkeepsie Rental  06-11-93
                       Dartmouth Rental     06-11-93
                       T.J. Rental          06-11-93
                       Rochester Rental     06-11-93


UCCS-LA E. Baton Rouge       28-349009   05-11-92
       LA E. Baton
Rouge                       17-1064581   10-08-90    Cont'd      07-10-95
       OH
SOS-AH0039308                 04-27-92
       OH Franklin
81176                         05-17-93
       NY SOS 218593          08-31-89   Cont'd      08-10-94
       NY Oneida
8905075                       08-21-89   Cont'd      08-03-94

UTICA-POUGHKEEPSIE
Security Agreements:  09-06-90 & 06-20-95
Guaranties:  09-06-90 & 06-20-95
UCCS- MA SOS 027490  05-21-91  Cont'd  06-26-95
      NY SOS 217589   10-11-90  Cont'd  07-24-95
      LA E. Baton Rouge 17-1086648  06-01-93
      MA Pittsfield City Clerk 98-18   01-13-94

UTICA-T.J. RENTALS
Security Agreement:  06-20-95
Guaranties:  05-16-94 & 06-11-93

Corporate Guaranties:  Utica Rental      06-11-93
                    Poughkeepsie Rental  06-11-93
                    Dartmouth Rental     06-11-93
                    Rochester Rental     06-11-93
                    Providence Rental    06-11-93

UCCS- LA East Baton Rouge 17-1086651  06-01-93
      LA East Baton Rouge 17-1088313  07-29-93

UTICA-PROVIDENCE RENTAL SYSTEMS
Pat Parker
50 Plainfield Street
Providence, RI

124 Broad Street
Pawtucket, RI

1500 Diamond Hill Road
Woonsocket, RI

Security Agreement:  06-20-95
Corporate Guaranties:  Utica Rental      06-11-93
                    Poughkeepsie Rental  06-11-93
                    Dartmouth Rental     06-11-93
                    T.J. Rental          06-11-93
                    Rochester Rental     06-11-93


UCCS- RI SOS-560376                    08-21-89    Cont'd    06-01-94
      LA E. Baton Rouge 17-1086647     06-01-93
      RI SOS-512540                    01-15-87    Cont'd    10-16-91

      OH Franklin 81176                05-17-93

      NY SOS 218593                    08-31-89    Cont'd    08-10-94
      NY Oneida 8905075                08-21-89    Cont'd    08-03-94

UTICA-ROCHESTER RENTAL SYSTEMS
Pat Parker
3162 Lake Road
Horseheads, NY

999 E. Ridge Road
Rochester, NY

Security Agreement:  06-20-95
Guaranties:  10-21-91 & 06-20-95

Corporate Guaranties:  Utica Rental         06-11-93
                       Poughkeepsie Rental  06-11-93
                       Dartmouth Rental     06-11-93
                       T.J. Rental          06-11-93
                       Providence Rental    06-11-93


UCCS- NY SOS-91-240437               11-18-91
      NY Monroe 95-8265              11-16-95
      LA E. Baton Rouge 171086649    06-01-93
      OH Franklin 811176             05-17-93
      NY SOS 218593                  08-31-89    Cont'd    08-10-94
      NY Oneida 8905075              08-21-89    Cont'd    08-03-94



                                   SCHEDULE D
                                 Purchase Price
                          (with amortization schedule)


                             STI CREDIT CORPORATION
                           PRESENT VALUE CALCULATION
                 NATIONS/COLORTYME REVOLVING ACCOUNTS AND NOTES

                                                                       4/26/96          PRESENT
                                         DISTRIBUTOR    INTEREST       PRINCIPAL         VALUE @
NATIONS CREDIT-REVOLVERS                   NUMBER         RATE          BALANCE          10.75%
- -------------------------------------   -------------   ---------    -------------    -------------
                                            1298          13.00%        575,781.45       581,794.76
                                            1301          13.00%        301,472.72       304,394.83
EG Pat Parker Corporation                   1303          12.00%      4,258,163.82     4,275,922.56
                                            1306          13.00%        819,009.75       826,873.62
                                            1307          13.00%        563,007.28       568,756.52
Johnson Standley                            1309          12.00%      3,453,213.92     3,467,412.29
                                            1445          13.00%        995,858.16     1,005,843.61
                                            1446          13.00%        884,342.45       892,168.35
                                            2007          13.00%        775,067.87       783,501.93
                                            2242          13.00%        644,841.83       651,451.89
                                            2325          13.00%        505,176.66       509,128.68
                                            2326          13.00%        245,260.95       247,280.34
                                            2341          13.00%        958,462.05       968,531.51
                                            2540          13.00%      1,172,277.04     1,182,357.29
                                            2625          13.00%        752,239.00       759,725.86
                                                                     -------------    -------------
Totals                                                               16,904,176.85    17,025,144.13
                                                                     =============    =============

                                                                        4/30/96          PRESENT
                                                        INTEREST       PRINCIPAL         VALUE @
COLORTYME IN-HOUSE REVOLVERS                              RATE          BALANCE          10.75%
- -------------------------------------                   ---------    -------------    -------------
Class H Inc                                               13.00%         56,048.04        56,851.65
Mimark Enterprises                                        13.00%         71,262.46        72,279.59
McCabe Enterprises                                        13.00%        425,643.01       430,258.73
Rose Development Corp.                                    13.00%      1,031,298.20     1,042,437.12
                                                                     -------------    -------------
Totals                                                                1,584,251.71     1,601,827.08
                                                                     =============    =============

COLORTYME-FIXED TERM NOTES
- -------------------------------------
ABC TV                                                    13.00%        365,855.41       376,765.48
Dan Corp.                                                 14.25%        255,857.68       265,931.26
H & M                                                     14.25%        500,235.14       521,146.72
JLJ                                                       12.00%         62,175.46        62,922.29
Kentex                                                    14.25%        267,155.81       277,674.20
Mayo                                                      14.25%        250,777.57       256,180.94
McCabe                                                    14.25%        200,000.00       207,381.06
Pamik                                                     12.00%        309,173.60       324,969.05
All-Clear                                                  8.00%         11,585.26        11,432.53
All-Clear                                                  8.00%         20,112.44        19,847.30
All-Clear                                                  8.00%         11,180.81        11,033.41
All-Clear                                                  8.00%         13,421.78        13,244.82
Dartsmouth                                                18.00%         11,572.63        11,848.93
J&A                                                        8.00%         54,169.56        52,696.11
Poughkeepsie                                              18.00%          7,411.97         7,588.95
Providence                                                18.00%          7,420.87         7,598.00
Rochester                                                 18.00%          5,914.74         6,056.00
Utica                                                     18.00%          6,379.64         6,531.94
Utica                                                     18.00%          3,687.51         3,775.52
Utica                                                     18.00%         15,805.07        16,182.41
Utica                                                     18.00%         21,868.62        22,390.48
Watertown                                                 18.00%          6,108.72         6,254.55
Tel-Ren                                                   18.00%         36,406.20        34,207.40
                                                                     -------------    -------------
Totals                                                                2,444,276.39     2,523,659.35
                                                                     =============    =============
Grand Total                                                          $20,932,703.95   $21,150,630.57
                                                                     =============    =============



Dealer
Distributor              1298
Rate                   13.00%
Principal      $   575,781.45
NPV @ 10.75%   $   581,794.76

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            575,781.45
                                    2    May-96     575,781.45     47,245.06                  47,245.06    528,536.39
                                    3    Jun-96     528,536.39     45,807.95     3,534.66     49,342.61    482,728.44
                                    4    Jul-96     482,728.44     44,083.16     5,725.81     49,808.97    438,645.28
                                    5    Aug-96     438,645.28     42,670.37     5,403.88     48,074.25    395,974.91
                                    6    Sep-96     395,974.91     41,530.03     4,910.39     46,440.42    354,444.88
                                    7    Oct-96     354,444.88     38,363.72     4,289.73     42,653.45    316,081.16
                                    8    Nov-96     316,081.16     36,109.13     3,967.81     40,076.94    279,972.03
                                    9    Dec-96     279,972.03     34,294.89     3,424.21     37,719.10    245,677.14
                                   10    Jan-97     245,677.14     31,346.12     3,134.13     34,480.25    214,331.02
                                   11    Feb-97     214,331.02     28,311.18     2,750.22     31,061.40    186,019.84
                                   12    Mar-97     186,019,84     25,985.79     2,167.12     28,152.91    160,034.05
                                   13    Apr-97     160,034.05     23,460.97     2,082.39     25,543.36    136,573.08
                                   14    May-97     136,573.08     22,124.20     1,733.70     23,857.90    114,448.88
                                   15    Jun-97     114,448.88     19,787.77     1,528.86     21,316.63     94,661.11
                                   16    Jul-97      94,661.11     18,136.20     1,239.86     19,376.06     76,524.91
                                   17    Aug-97      76,524.91     17,313.18     1,059.68     18,372.86     59,211.73
                                   18    Sep-97      59,211.73     16,583.06       856.65     17,439.71     42,628.67
                                   19    Oct-97      42,628.67     13,404.91       641.46     14,046.37     29,223.76
                                   20    Nov-97      29,223.76     11,091.32       477.20     11,568.52     18,132.44
                                   21    Dec-97      18,132.44      8,641.23       316.59      8,957.82      9,491.21
                                   22    Jan-98       9,491.21      4,877.33       202.98      5,080.31      4,613.88
                                   23    Feb-98       4,613.88      1,830.61       106.25      1,936.86      2,783.27
                                   24    Mar-98       2,783.27        833.48        46.65        880.13      1,949.79
                                   25    Apr-98       1,949.79        800.30        31.16        831.46      1,149.49
                                   26    May-98       1,149.49        363.04        21.12        384.16        786.45
                                   27    Jun-98         786.45        293.72        12.87        306.59        492.73
                                   28    Jul-98         492.73        242.84         8.52        251.36        249.89
                                   29    Aug-98         249.89        249.89         5.52        255.41          0.00
                                   30    Sep-98           0.00          0.00         2.80          2.80          0.00
                                                                  575,781.45    49,682.23    625,463.68

Net Present Value                                                                            581,794.76
           10.75%                                                                           ===========


Dealer                 445501NH      er,
Distributor              1301
Rate                   13.00%
Principal      $   301,472.72
NPV @ 10.75%   $   304,394.83

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            301,472.72
                                    2    May-96     301,472.72     26,110.43                  26,110.43    275,362.29
                                    3    Jun-96     275,362.29     25,313.91     1,850.71     27,164.62    250,048.38
                                    4    Jul-96     250,048.38     24,350.09     2,983.09     27,333.18    225,698.29
                                    5    Aug-96     225,698.29     23,374.45     2,799.15     26,173.60    202,323.84
                                    6    Sep-96     202,323.84     21,966.38     2,526.57     24,492.95    180,357.46
                                    7    Oct-96     180,357.46     21,053.45     2,191.84     23,245.29    159,304.01
                                    8    Nov-96     159,304.01     18,673.98     2,019.00     20,692.98    140,630.03
                                    9    Dec-96     140,630.03     17,781.54     1,725.79     19,507.33    122,848.49
                                   10    Jan-97     122,848.49     16,400.47     1,574.28     17,974.75    106,448.02
                                   11    Feb-97     106,448.02     15,306.62     1,375.22     16,681.84     91,141.40
                                   12    Mar-97      91,141.40     14,439.38     1,076.31     15,515.69     76,702.02
                                   13    Apr-97      76,702.02     13,143.34     1,020.28     14,163.62     63,558.68
                                   14    May-97      63,558.68     12,643.81       830.94     13,474.75     50,914.87
                                   15    Jun-97      50,914.87     11,365.38       711.50     12,076.88     39,549.49
                                   16    Jul-97      39,549.49     10,232.06       551.58     10,783.64     29,317.43
                                   17    Aug-97      29,317.43      8,193.45       442.73      8,636.18     21,123.98
                                   18    Sep-97      21,123.98      6,575.19       328.19      6,903.38     14,548.79
                                   19    Oct-97      14,548.79      5,021.78       228.84      5,250.62      9,527.01
                                   20    Nov-97       9,527.01      4,864.00       162.87      5,026.87      4,663.01
                                   21    Dec-97       4,663.01      2,893.51       103.21      2,996.72      1,769.50
                                   22    Jan-98       1,769.50      1,657.06        52.20      1,709.26        112.44
                                   23    Feb-98         112.44        112.44        19.81        132.25         (0.00)
                                   24    Mar-98          (0.00)         0.00         1.14          1.14         (0.00)
                                   25    Apr-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   26    May-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   27    Jun-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   28    Jul-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   29    Aug-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                                                  301,472.72    24,575.25    326,047.97

Net Present Value                                                                            304,394.83
          10.75%                                                                             ==========

EG Pat Parker Corporation
Providence Rent Systems, Providence, RI
Dealer
Distributor                1303
Rate                     12.00%
Principal      $   4,258,163.82
NPV @ 10.75%   $   4,275,922.66

                                                     BEGINNING         PRINCIPAL        INTEREST         TOTAL
                                          DATE       PRINCIPAL          PAYMENTS        PAYMENTS        PAYMENTS
                                         ------   ----------------  ----------------  ------------  ----------------
                                    1    Apr-96
                                    2    May-96       4,258,163.82        328,407.45                      328,407.45
                                    3    Jun-96       3,929,756.37        323,776.48     24,129.59        347,906.07
                                    4    Jul-96       3,605,979.89        317,558.81     39,297.56        356,854.37
                                    5    Aug-96       3,288,423.08        309,580.78     37,261.79        346,842.57
                                    6    Sep-96       2,978,842.30        300,057.42     33,980.37        334,037.79
                                    7    Oct-96       2,678,784.88        288,314.61     29,788.42        318,103.03
                                    8    Nov-96       2,390,470.27        283,217.56     27,680.78        310,898.34
                                    9    Dec-96       2,107,252.71        274,963.59     23,904.70        298,868.29
                                   10    Jan-97       1,832,289.12        252,116.63     21,774.94        273,891.57
                                   11    Feb-97       1,580,172.49        229,871.29     18,933.65        248,804.94
                                   12    Mar-97       1,350,301.20        215,672.68     14,748.28        230,420.96
                                   13    Apr-97       1,134,628.52        193,969.42     13,953.11        207,922.53
                                   14    May-97         940,659.10        177,259.48     11,346.29        188,605.77
                                   15    Jun-97         763,399.62        156,220.48      9,720.14        165,940.62
                                   16    Jul-97         607,179.14        136,404.38      7,634.00        144,038.38
                                   17    Aug-97         470,774.76        124,217.85      6,274.18        130,492.03
                                   18    Sep-97         346,556.91         99,991.46      4,864.67        104,856.13
                                   19    Oct-97         246,565.45         72,676.99      3,465.57         76,142.56
                                   20    Nov-97         173,888.46         68,645.02      2,547.84         71,192.86
                                   21    Dec-97         105,243.44         47,992.97      1,738.88         49,731.85
                                   22    Jan-98          57,250.47         24,739.21      1,087.52         25,826.73
                                   23    Feb-98          32,511.26          9,968.18        591.59         10,559.77
                                   24    Mar-98          22,543.08          7,816.69        303.44          8,120.13
                                   25    Apr-98          14,726.39          7,746.08        232.95          7,979.03
                                   26    May-98           6,980.31          4,439.14        147.26          4,586.40
                                   27    Jun-98           2,541.17          1,944.94         72.13          2,017.07
                                   28    Jul-98             596.23            294.48         25.41            319.89
                                   29    Aug-98             301.75            294.38          6.15            300.54
                                   30    Sep-98               7.37              7.37          3.12             10.49
                                   31    Oct-98              (0.00)             0.00          0.07              0.07
                                                                        4,258,163.82    335,514.44      4,593,678.26

Net Present Value                                                                                       4,275,922.66
        10.75%                                                                                          ============

                                            ENDING
                                          PRINCIPAL
                                       ----------------

                                    1      4,258,163.82
                                    2      3,929,756.37
                                    3      3,605,979.89
                                    4      3,288,423.08
                                    5      2,978,842.30
                                    6      2,678,784.88
                                    7      2,390,470.27
                                    8      2,107,252.71
                                    9      1,832,289.12
                                   10      1,580,172.49
                                   11      1,360,301.20
                                   12      1,134,628.52
                                   13        940,659.10
                                   14        763,399.62
                                   15        607,179.14
                                   16        470,774.78
                                   17        346,558.91
                                   18        246,565.45
                                   19        173,888.46
                                   20        105,243.44
                                   21         57,250.47
                                   22         32,511.26
                                   23         22,543.08
                                   24         14,726.39
                                   25          6,980.31
                                   26          2,541.17
                                   27            596.23
                                   28            301.75
                                   29              7.37
                                   30             (0.00)
                                   31             (0.00)
Net Present Value
           10.75%



Dealer
Distributor              1306
Rate                   13.00%
Principal      $   819,008.75
NPV @ 10.75%   $   826,873.82


                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            819,009.75
                                    2    May-96     819,009.75     86,990.61                  86,990.61    732,019.14
                                    3    Jun-96     732,019.14     64,381.26     5,027.81     69,409.07    667,637.88
                                    4    Jul-96     667,637.88     63,001.47     7,930.21     70,931.68    604,636.41
                                    5    Aug-96     604,636.41     60,896.25     7,473.84     68,370.09    543,740.16
                                    6    Sep-96     543,740.16     57,883.30     6,768.57     64,651.87    485,856.86
                                    7    Oct-96     485,856,88     55,533.08     5,890.52     61,423.60    430,323.78
                                    8    Nov-96     430,323.78     54,533.24     5,438.90     59,972.14    375,790.54
                                    9    Dec-96     375,790.54     51,901.41     4,661.84     56,563.25    323,889.13
                                   10    Jan-97     323,889.13     47,524.89     4,206.77     51,731.66    276,364.24
                                   11    Feb-97     276,364.24     44,244.24     3,625.76     47,870.00    232,120.00
                                   12    Mar-97     232,120.00     40,800.65     2,794.35     43,595.00    191,319.35
                                   13    Apr-97     191,319.35     35,834.99     2,598.45     38,433.44    155,484.36
                                   14    May-97     155,484.36     30,310.71     2,072.63     32,383.34    125,173.65
                                   15    Jun-97     125,173.65     23,694.60     1,740.56     25,435.16    101,479.05
                                   16    Jul-97     101,479.05     20,942.21     1,356.05     22,298.26     80,536.84
                                   17    Aug-97      80,536.84     16,805.51     1,136.00     17,941.51     63,731.33
                                   18    Sep-97      63,731.33     13,840.43       901.57     14,742.00     49,890.90
                                   19    Oct-97      49,890.90     11,575.93       690.42     12,266.35     38,314.97
                                   20    Nov-97      38,314.97      9,578.01       558.50     10,136.51     28,736.96
                                   21    Dec-97      28,736.96      6,904.01       415.08      7,319.09     21,832.95
                                   22    Jan-98      21,832.95      5,125.95       321.69      5,447.64     16,707.00
                                   23    Feb-98      16,707.00      3,965.66       244.41      4,210.07     12,741.34
                                   24    Mar-98      12,741.34      2,967.47       168.93      3,136.40      9,773.87
                                   25    Apr-98       9,773.67      2,956.36       142.63      3,098.99      6,817.51
                                   26    May-98       6,817.51      2,167.96       105.88      2,273.84      4,649.55
                                   27    Jun-98       4,649.55      1,665.64        76.32      1,741.96      2,983.91
                                   28    Jul-98       2,983.91      1,617.43        50.37      1,667.80      1,366.48
                                   29    Aug-98       1,366.48      1,326.73        33.40      1,360.13         39.75
                                   30    Sep-98          39.75         39.75        15.30         55.05         (0.00)
                                   31    Oct-98          (0.00)         0.00         0.43          0.43         (0.00)
                                                                  819,009.75    66,447.18    885,456.93

Net Present Value                                                                            826,873.82
      10.75%                                                                                 ============



Dealer
Distributor              1307
Rate                   13.00%
Principal      $   563,007.28
NPV @ 10.75%   $   568,756.52


                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            563,007.28
                                    2    May-96     563,007.28     46,756.37                  46,756.37    516,250.91
                                    3    Jun-96     516,250.91     45,258.73     3,456.24     48,714.97    470,992.18
                                    4    Jul-96     470,992.18     43,030.33     5,592.72     48,623.05    427,961.85
                                    5    Aug-96     427,961.85     41,387.99     5,272.50     46,660.49    386,573.86
                                    6    Sep-96     386,573.86     40,404.11     4,790.80     45,194.91    346,169.75
                                    7    Oct-96     346,169.75     37,398.49     4,187.88     41,586.37    308,771.26
                                    8    Nov-96     308,771.26     34,397.84     3,875.18     38,273.02    274,373.42
                                    9    Dec-96     274,373.42     32,706.89     3,345.02     36,051.91    241,666.53
                                   10    Jan-97     241,666.53     30,796.52     3,071.46     33,867.98    210,870.01
                                   11    Feb-97     210,870.01     28,443.30     2,705.32     31,148.62    182,426.71
                                   12    Mar-97     182,426.71     26,547.50     2,132.13     28,679.63    155,879.21
                                   13    Apr-97     155,879.21     25,667.83     2,042.17     27,710.00    130,211.38
                                   14    May-97     130,211.38     24,203.17     1,688.69     25,891.86    106,008.21
                                   15    Jun-97     106,008.21     22,291.18     1,457.64     23,748.82     83,717.03
                                   16    Jul-97      83,717.03     20,631.65     1,148.42     21,780.07     63,085.38
                                   17    Aug-97      63,085.38     16,966.06       937.17     17,903.23     46,119.32
                                   18    Sep-97      46,119.32     13,928.87       706.21     14,635.08     32,190.45
                                   19    Oct-97      32,190.45     11,652.93       499.63     12,152.56     20,537.52
                                   20    Nov-97      20,537.52      8,816.17       360.35      9,176.52     11,721.35
                                   21    Dec-97      11,721.35      6,422.32       222.49      6,644.81      5,299.03
                                   22    Jan-98       5,299.03      3,712.62       131.21      3,843.83      1,586.41
                                   23    Feb-98       1,586.41        407.61        59.32        466.93      1,178.80
                                   24    Mar-98       1,178.80        318.01        16.04        334.05        860.79
                                   25    Apr-98         860.79        318.01        13.20        331.21        542.78
                                   26    May-98         542.78        312.83         9.33        322.16        229.95
                                   27    Jun-98         229.95        136.02         6.08        142.10         93.93
                                   28    Jul-98          93.93         93.93         2.49         96.42         (0.00)
                                   29    Aug-98          (0.00)         0.00         1.05          1.05         (0.00)
                                   30    Sep-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                                                  563,007.28    47,730.72    610,738.00

Net Present Value                                                                            568,756.52
         10.75%                                                                            ============


EL-R J Leasing Corp.
Johnson-Standley, CT
Dealer
Distributor                1309
Rate                     12.00%
Principal      $   3,453,213.92
NPV @ 10.75%   $   3,467,412.29

                                                    BEGINNING       PRINCIPAL        INTEREST         TOTAL           ENDING
                                          DATE      PRINCIPAL        PAYMENTS        PAYMENTS        PAYMENTS       PRINCIPAL
                                         ------   --------------  --------------  --------------  --------------  --------------
                                    1    Apr-96                                                                     3,453,213.92
                                    2    May-96     3,453,213.92      291,692.31                      291,692.31    3,161.521.81
                                    3    Jun-96     3,161,521.61      282,751.83       19,568.21      302,320.04    2,878,769.78
                                    4    Jul-96     2,878,769.78      275,697.93       31,615.22      307,313.15    2,603,071.85
                                    5    Aug-96     2,603,071.85      265,210.79       29,747.29      294,958.08    2,337,861.06
                                    6    Sep-96     2,337,861.06      247,949.22       26,898.41      274,847.63    2,089,911.84
                                    7    Oct-96     2,089,911.84      226,089.89       23,378.61      249,468.50    1,863,821.95
                                    8    Nov-96     1,863,821.95      220,355.61       21,595.76      241,951.37    1,643,466.34
                                    9    Dec-96     1,643,466.34      197,565.60       18,638.22      216,203.82    1,445,900.74
                                   10    Jan-97     1,445,900.74      181,601.39       16,982.49      198,583.88    1,264,299.35
                                   11    Feb-97     1,264,299.35      170,440.19       14,940.97      185,381.16    1,093,859.16
                                   12    Mar-97     1,093,859.16      158,650.32       11,800.13      170,450.45      935,208.84
                                   13    Apr-97       935,208.84      144,941.37       11,303.21      156,244.58      790,267.47
                                   14    May-97       790,267.47      137,393.20        9,352.09      146,745.29      652,874.27
                                   15    Jun-97       652,874.27      121,566.41        8,166.10      129,732.51      531,307.86
                                   16    Jul-97       531,307.86      111,881.41        6,528,74      118,410.15      419,426.45
                                   17    Aug-97       419,426.45       99,097.48        5,490.18      104,587.66      320,328.97
                                   18    Sep-97       320,328.97       84,334.33        4,334.07       88,668.40      235,994.64
                                   19    Oct-97       235,994.64       69,047.73        3,203.29       72,251.02      166,946.91
                                   20    Nov-97       166,946.91       59,482.42        2,438.61       61,921.03      107,484.49
                                   21    Dec-97       107,464.49       45,862.20        1,669.47       47,531.67       61,602.29
                                   22    Jan-98        61,602.29       24,649.38        1,110.47       25,759.85       36,952.91
                                   23    Feb-98        36,952.91       10,014.45          636.56       10,651.01       26,938.46
                                   24    Mar-98        26,938.46        8,945.07          344.89        9,289.96       17,993.39
                                   25    Apr-98        17,993.39        6,854.08          278.36        7,132.44       11,139.31
                                   26    May-98        11,139.31        3,689.08          179.93        3,869.01        7.450.23
                                   27    Jun-98         7,450.23        2,252.63          115.11        2,367.74        5,197.60
                                   28    Jul-98         5,197.60        1,765.93           74.50        1,840.43        3,431.67
                                   29    Aug-98         3,431.67        1,765.93           53.71        1,819.64        1,665.74
                                   30    Sept-98        1,665.74          730.38           34.32          764.70          935.36
                                   31    Oct-98           935.36          712.50           16.66          729.16          222.86
                                   32    Nov-98           222.85          117.72            9.67          127.39          105.14
                                   33    Dec-98           105.14          105.14            2.23          107.37           (0.00)
                                   34    Jan-99            (0.00)           0.00            1.09            1.09           (0.00)
                                                                    3,453,213.92      270,508.55    3,723,722.47
Net Present Value                                                                                   3,467,412.29
          10.75%                                                                                    ============


Dealer
Distributor                1445
Rate                     13.00%
Principal      $     995,858.16
NPV @ 10.75%   $   1,005,843.61


                                                   BEGINNING     PRINCIPAL     INTEREST        TOTAL          ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS       PAYMENTS      PRINCIPAL
                                         ------   ------------  ------------  -----------  --------------  ------------
                                    1    Apr-96                                                              995,858.16
                                    2    May-96     995,858.16     84,863.73                    84,863.73    910,994.43
                                    3    Jun-96     910,994.43     82,081.38     6,113.46       88,194.84    828,913.05
                                    4    Jul-96     828,913.05     78,240.61     9,869.11       88,109.72    750,672.44
                                    5    Aug-96     750,672.44     74,753.03     9,279.22       84,032.25    675,919.41
                                    6    Sep-96     675,919.41     68,932.42     8,403.36       77,335.78    606,986.99
                                    7    Oct-96     606,986.99     68,189.12     7,322.46       75,511.58    638,797.87
                                    8    Nov-96     538,797.87     60,945.81     6,794.88       67,740.69    477,852.06
                                    9    Dec-96     477,852.06     59,397.88     5,836.98       65,234.86    418,454.18
                                   10    Jan-97     418,454.18     56,287.79     5.349.29       61,637.08    362,166.39
                                   11    Feb-97     362,166.39     53,688.72     4,684.36       58,373.08    308,477.67
                                   12    Mar-97     308,477.67     48,849.22     3,661.90       52,511.12    259,628.45
                                   13    Apr-97     259,628.45     44,598.70     3,453.24       48,051.94    215,029.75
                                   14    May-97     215,029.75     38,411.94     2,812.64       41,224.58    176,617.81
                                   15    Jun-97     176,617.81     32,857.20     2,407.14       35,264.34    143,760.61
                                   16    Jul-97     143,760.61     31,165.99     1,913.36       33,079.35    112,594.62
                                   17    Aug-97     112,594.62     27,962.41     1,609.32       29,571.73     84,632.21
                                   18    Sep-97      84,632.21     26,877.39     1,260.43       28,137.82     57,754.82
                                   19    Oct-97      57,754.82     23,064.61       916.85       23,981.46     34,690.21
                                   20    Nov-97      34,690.21     12,962.84       646.53       13,609.37     21,727.37
                                   21    Dec-97      21,727.37     10,788.21       375.81       11,164.02     10,939.16
                                   22    Jan-98      10,939.16      4,493.18       243.23        4,736.41      6,445.98
                                   23    Feb-98       6,445.98      1,255.01       122.46        1,377.47      5,190.97
                                   24    Mar-98       5,190.97      1,250.40        65.18        1,315.58      3,940.57
                                   25    Apr-98       3,940.57      1,132.92        58.11        1,191.03      2,807.65
                                   26    May-98       2,807.65      1,587.80        42.69        1,630.49      1,219.85
                                   27    Jun-98       1,219.85        437.23        31.43          468.66        782.62
                                   28    Jul-98         782.62        291.40        13.22          304.62        491.22
                                   29    Aug-98         491.22        293.47         8.76          302.23        197.75
                                   30    Sep-98         197.75        145.70         5.50          151.20         52.05
                                   31    Oct-98          52.05         52.05         2.14           54.19         (0.00)
                                   32    Nov-98          (0.00)         0.00         0.58            0.58         (0.00)
                                   33    Dec-98          (0.00)         0.00        (0.00)          (0.00)        (0.00)
                                   34    Oct-98          (0.00)         0.00        (0.00)          (0.00)        (0.00)
                                                                  995,858.16    83,303.64    1,079,161.80

Net Present Value                                                                            1,005,843.61
          10.75%                                                                           ==============


Dealer
Distributor              1446
Rate                   13.00%
Principal      $   884,342.45
NPV @ 10.75%   $   892,168.35

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            884,342.45
                                    2    May-96     884,342.45    115,445.27                 115,445.27    768,897.18
                                    3    Jun-96     768,897.18     73,830.88     5,428.88     79,259.76    695,066.30
                                    4    Jul-96     695,086.30     71,768.83     8,329.72     80,098.55    623,297.47
                                    5    Aug-96     623,297.47     68,381.33     7,780.88     76,162.21    554,916.14
                                    6    Sep-96     554,916.14     64,618.20     6,977.47     71,595.57    490,297.94
                                    7    Oct-96     490,297.94     56,624.86     6,011.59     62,636.45    433,673.08
                                    8    Nov-96     433,673.08     54,722.78     5,488.61     60,211.39    378,950.30
                                    9    Dec-96     378,950.30     49,913.82     4,698.13     54,611.95    329,036.48
                                   10    Jan-97     329,036.48     45,137.09     4,242.14     49,379.23    283,899.39
                                   11    Feb-97     283,899.39     42,861.18     3,683.38     46,544.56    241,038.21
                                   12    Mar-97     241,038.21     39,174.00     2,870.54     42,044.54    201,864.21
                                   13    Apr-97     201,864.21     35,055.68     2,698.29     37,753.97    166,808.53
                                   14    May-97     166,808.53     33,622.99     2,186.86     35,809.85    133,185.54
                                   15    Jun-97     133,185.54     28,193.55     1,867.33     30,060.88    104,991.99
                                   16    Jul-97     104,991.99     25,487.30     1,442.84     26,930.14     79,504.69
                                   17    Aug-97      79,504.69     20,872.29     1,175.33     22,047.62     58,632.40
                                   18    Sep-97      58,632.40     17,588.30       890.01     18,478.31     41,044.10
                                   19    Oct-97      41,044.10     12,997.45       635.18     13,632.63     28,046.65
                                   20    Nov-97      28,046.65     11,055.67       459.47     11,515.14     16,990.98
                                   21    Dec-97      16,990.98      7,213.17       303.84      7,517.01      9,777.81
                                   22    Jan-98       9,777.81      4,474.46       190.20      4,664.66      5,303.35
                                   23    Feb-98       5,303.35      1,636.11       109.46      1,745.57      3,667.24
                                   24    Mar-98       3,667.24      1,613.46        53.62      1,667.08      2,053.78
                                   25    Apr-98       2,053.78      1,005.59        41.05      1,047.64      1,047.19
                                   26    May-98       1,047.19        944.82        22.25        967.07        102.37
                                   27    Jun-98         102.37        102.37        11.72        114.09          0.00
                                   28    Jul-98           0.00          0.00         1.11          1.11          0.00
                                   29    Aug-98           0.00          0.00         0.00          0.00          0.00
                                   30    Sep-98           0.00          0.00         0.00          0.00          0.00
                                   31    Oct-98           0.00          0.00         0.00          0.00          0.00
                                   32    Nov-98           0.00          0.00         0.00          0.00          0.00
                                   33    Dec-98           0.00          0.00         0.00          0.00          0.00
                                   34    Jan-99           0.00          0.00         0.00          0.00          0.00
                                                                  884,342.45    67,599.90    951,942.35

Net Present Value                                                                            892,168.35
           10.75%                                                                            ==========


Dealer
Distributor              2007
Rate                   13.00%
Principal      $   775,067.87
NPV @ 10.75%   $   783,501.92

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            775,067.87
                                    2    May-96     775,067.87     54,871.68                  54,871.68    720,196.19
                                    3    Jun-96     720,196.19     54,143.76     4,758.06     58,901.82    666,052.43
                                    4    Jul-96     666,052.43     53,661.52     7,802.13     61,463.65    612,390.91
                                    5    Aug-96     612,390.91     53,622.41     7,456.09     61,078.50    558,768.50
                                    6    Sep-96     558,768.50     53,463.56     8,866.38     60,318.94    505,304.94
                                    7    Oct-96     505,304.94     51,721.52     6,053.33     57,774.85    453,583.42
                                    8    Nov-96     453,583.42     49,568.89     5,656.61     55,225.50    404,014.53
                                    9    Dec-96     404,014.53     48,002.06     4,913.82     52,915.88    356,012.47
                                   10    Jan-97     356,012.47     44,935.85     4,522.72     49,458.57    311,076.62
                                   11    Feb-97     311,076.62     42,931.02     3,985.36     46,916.38    268,145.60
                                   12    Mar-97     268,145.60     40,308.49     3,145.33     43,453.82    227,837.11
                                   13    Apr-97     227,837.11     36,688.75     3,001.74     36,690.49    191,148.36
                                   14    May-97     191,148.36     35,352.05     2,468.24     37,820.29    155,796.31
                                   15    Jun-97     155,796.31     32,645.33     2,139.80     34,785.13    123,150.98
                                   16    Jul-97     123,150.98     28,232.24     1,687.79     29,920.03     94,918.74
                                   17    Aug-97      94,918.74     25,490.25     1,378.61     26,868.86     69,428.49
                                   18    Sep-97      69,428.49     22,262.18     1,062.56     23,324.74     47,166.31
                                   19    Oct-97      47,166.31     16,850.45       752.14     17,602.59     30,315.86
                                   20    Nov-97      30,315.86     14,812.30       528.00     15,340.30     15,503.56
                                   21    Dec-97      15,503.56      8,482.19       328.42      8,810.61      7,021.37
                                   22    Jan-98       7,021.37      3,532.43       173.55      3,705.98      3,488.94
                                   23    Feb-98       3,488.94        755.34        78.60        833.94      2,733.60
                                   24    Mar-98       2,733.60        570.78        35.28        606.06      2,162.82
                                   25    Apr-98       2,162.82        433.46        30.60        464.06      1,729.36
                                   26    May-98       1,729.36        346.01        23.43        369.44      1,383.35
                                   27    Jun-98       1,383.35        346.01        19.36        365.37      1,037.34
                                   28    Jul-98       1,037.34        346.01        14.99        361.00        691.33
                                   29    Aug-98         691.33        346.01        11.61        357.82        345.32
                                   30    Sep-98         345.32        345.32         7.74        353.06         (0.00)
                                   31    Oct-98          (0.00)         0.00         3.74          3.74         (0.00)
                                   32    Nov-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   33    Dec-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   34    Jan-99          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                                                  775,067.87    68,895.01    843,962.88

Net Present Value                                                                            783,501.92
           10.75%                                                                          ============

Dealer
Distributor              2242
Rate                   13.00%
Principal      $   644,841.83
NPV @ 10.75%   $   651,451.89

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            644,841.83
                                    2    May-96     644,841.83     56,963.50                  56,963.50    587,878.33
                                    3    Jun-96     587,878.33     55,715.20     3,958.61     59,673.81    532,163.13
                                    4    Jul-96     532,163.13     51,562.61     6,368.68     57,931.29    480,600.52
                                    5    Aug-96     480,600.52     46,836.84     5,957.27     52,794.11    433,763.68
                                    6    Sep-96     433,763.68     43,663.88     5,380.08     49,043.94    390,099.80
                                    7    Oct-96     390,099.80     40,073.47     4,699.11     44,772.58    350,026.33
                                    8    Nov-96     350,026.33     38,872.04     4,366.95     43,238.99    311,154.29
                                    9    Dec-96     311,154.29     37,181.62     3,791.95     40,973.57    273,972.67
                                   10    Jan-97     273,972.67     35,243.83     3,483.20     38,726.83    238.729.04
                                   11    Feb-97     238,729.04     32,159.98     3,066.97     35,226.95    206,569.06
                                   12    Mar-97     206,569.06     29,463.88     2,413.82     31,877.70    177,105.18
                                   13    Apr-97     177,105.18     27,464.28     2,312.43     29,776.69    149,640.92
                                   14    May-97     149,640.92     26,408.64     1,918.64     28,327.28    123,232.28
                                   15    Jun-97     123,232.28     23,671.30     1,675.15     26,346.45     99,560.98
                                   16    Jul-97      99,560.98     20,172.77     1,335.02     21,507.79     79,388.21
                                   17    Aug-97      79,388.21     17,549.88     1,114.53     18,664.41     61,838.33
                                   18    Sep-97      61,838.33     14,889.37       888.71     15,778.08     46,948.96
                                   19    Oct-97      46,948.96     13,179.53       669.92     13,849.45     33,769.43
                                   20    Nov-97      33,769.43     12,188.30       525.57     12,713.87     21,581.13
                                   21    Dec-97      21,581.13      9,173.00       365.84      9,538.84     12,408.13
                                   22    Jan-98      12,408.13      5,488.24       241.59      5,729.83      6,919.89
                                   23    Feb-98       6,919.89      1,809.18       138.90      1,948.08      5,110.71
                                   24    Mar-98       5,110.71      1,536.74        69.97      1,606.71      3,573.97
                                   25    Apr-98       3,573.97        987.30        57.21      1,044.51      2,586.67
                                   26    May-98       2,586.67        609.50        38.72        648.22      1,977.17
                                   27    Jun-98       1,977.17        604.45        28.96        633.41      1,372.72
                                   28    Jul-98       1,372.72        609.57        21.42        630.99        763.15
                                   29    Aug-98         763.15        377.35        15.37        392.72        385.80
                                   30    Sep-98         385.80        384.71         8.54        393.25          1.09
                                   31    Oct-98           1.09          1.09         4.18          5.27         (0.00)
                                   32    Nov-98          (0.00)         0.00         0.01          0.01         (0.00)
                                   33    Dec-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   34    Jan-99          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                                                  644,841.83    54,917.27    699,759.10

Net Present Value                                                                            651,451.89
         10.75%                                                                            ============


Dealer
Distributor              2325
Rate                   13.00%
Principal      $   505,176.66
NPV @ 10.75%   $   509,128.68

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            505,176.66
                                    2    May-96     505,176.66     89,919.42                  89,919.42    415,257.24
                                    3    Jun-96     415,257.24     43,189.26     3,101.22     46,290.48    372,067.98
                                    4    Jul-96     372,067.98     40,482.62     4,498.62     44,981.24    331,585.36
                                    5    Aug-96     331,585.36     36,223.90     4,165.09     40,388.99    295,361.46
                                    6    Sep-96     295,361.46     34,178.20     3,711.91     37,890.11    261,183.26
                                    7    Oct-96     261,183.26     30,891.67     3,199.75     34,091.42    230,291.59
                                    8    Nov-96     230,291.59     29,807.06     2,923.80     32,730.86    200,484.53
                                    9    Dec-96     200,484.53     29,245.47     2,494.83     31,740.30    171,239.06
                                   10    Jan-97     171,239.06     24,167.45     2,244.31     26,411.76    147,071.61
                                   11    Feb-97     147,071.61     24,555.86     1,916.93     26,472.79    122,515.75
                                   12    Mar-97     122,515.75     23,713.00     1,487.06     25,200.06     98,802.75
                                   13    Apr-97      98,802.75     19,570.73     1,371.50     20,942.23     79,232.02
                                   14    May-97      79,232.02     18,606.24     1,070.36     19,676.60     60,625.78
                                   15    Jun-97      60,625.78     17,483.40       886.96     18,370.36     43,142.38
                                   16    Jul-97      43,142.38     11,684.75       656.78     12,341.53     31,457.63
                                   17    Aug-97      31,457.63      7,338.13       482.95      7,821.08     24,119.50
                                   18    Sep-97      24,119.50      6,272.85       352.15      6,625.00     17,846.65
                                   19    Oct-97      17,846.65      4,216.32       261.29      4,477.61     13,630.33
                                   20    Nov-97      13,630.33      3,366.93       199.78      3,566.71     10,263.40
                                   21    Dec-97      10,263.40      3,860.98       147.66      4,008.64      6,402.42
                                   22    Jan-98       6,402.42      2,892.23       114.89      3,007.12      3,510.19
                                   23    Feb-98       3,510.19      1,215.65        71.67      1,287.32      2,294.54
                                   24    Mar-98       2,294.54        569.21        35.49        604.70      1,725.33
                                   25    Apr-98       1,725.33        569.21        25.69        594.90      1,158.12
                                   26    May-98       1,156.12        663.87        18.69        682.56        492.25
                                   27    Jun-98         492.25        492.25        12.94        505.19         (0.00)
                                   28    Jul-98          (0.00)         0.00         5.33          5.33         (0.00)
                                   29    Aug-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   30    Sep-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   31    Oct-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   32    Nov-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   33    Dec-98          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   34    Jan-99          (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                                                  505,176.66    35,457.68    540,634.34

Net Present Value                                                                            509,128.68
         10.75%                                                                            ============



Dealer
Distributor              2326
Rate                   13.00%
Principal      $   245,260.95
NPV @ 10.75%   $   247,280.34

                                                    BEGINNING      PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE      PRINCIPAL       PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   --------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                              245,280.95
                                    2    May-96       245,260.95     40,726.52                  40,726.52    204,534.43
                                    3    Jun-96       204,534.43     20,637.08     1,505.63     22,142.71    183,897.35
                                    4    Jul-96       183,897.35     19,543.87     2,215.79     21,759.66    164,353,48
                                    5    Aug-96       164,353.48     18,103.52     2,058.63     20,162.15    146,249.96
                                    6    Sep-95       146,249.96     17,323.48     1,839.85     19,163.33    128,926.48
                                    7    Oct-96       128,926.48     15,838.03     1,584.37     17,422.40    113,088.45
                                    8    Nov-96       113,088.45     15,188.18     1,443.28     16,631.44     97,900.27
                                    9    Dec-96        97,900.27     14,278.72     1,225.12     15,503.84     83.621.55
                                   10    Jan-97        83,621.55     12,571.70     1,095.94     13,667.64     71,049.85
                                   11    Feb-97        71,049.85     10,933.95       936.10     11,870.05     60,115.90
                                   12    Mar-97        60,115.90      9,989.46       718.39     10,707.85     50,126.44
                                   13    Apr-97        50,126.44      8,655.94       672.96      9,328.90     41,470.50
                                   14    May-97        41,470.50      7,769.79       543.04      8,312.83     33,700.71
                                   15    Jun-97        33,700.71      5,719.41       464.24      6,183.65     27,981.30
                                   16    Jul-97        27,981.30      5,338.89       365.09      5,703.98     22,642.41
                                   17    Aug-97        22,642.41      5,238.85       313.24      5,552.09     17,403.56
                                   18    Sep-97        17,403.56      4,499.19       253.47      4,752.66     12,904.37
                                   19    Oct-97        12,904.37      4,193.23       188.54      4,381.77      8,711.14
                                   20    Nov-97         8,711.14       3,317.8       144.46      3,462.34      5,393.26
                                   21    Dec-97         5,393.26      2,252.94        94.37      2,347.31      3,140.32
                                   22    Jan-98         3,140.32      1,406.16        60.37      1,466.53      1,734.16
                                   23    Feb-98         1,734.16        235.19        35.15        270.34      1,498.97
                                   24    Mar-98         1,498.97        232.79        17.53        250.32      1,266.18
                                   25    Apr-98         1,265.18        232.79        16.78        249.57      1,033.39
                                   26    May-98         1,033.39        232.79        13.72        246.51        800.60
                                   27    Jun-98           800.60        232.79        11.57        244.36        567.81
                                   28    Jul-98           567.81        232.79         8.67        241.46        335.02
                                   29    Aug-98           335.02        232.79         6.36        239.15        102.23
                                   30    Sep-98           102.23        102-23         3.75        105.98         (0.00)
                                   31    Oct-98            (0.00)         0.00         1.11          1.11         (0.00)
                                   32    Nov-98            (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   33    Dec-98            (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                   34    Jan-99            (0.00)         0.00        (0.00)        (0.00)        (0.00)
                                                                    245,260.95    17,837.50    263,098.45

Net Present Value                                                                              247,280.34
         10.75%                                                                              ============


Dealer
Distributor              2341
Rate                   13.00%
Principal      $   958,462.05
NPV @ 10.75%   $   968,531.51

                                                   BEGINNING     PRINCIPAL     INTEREST        TOTAL          ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS       PAYMENTS      PRINCIPAL
                                         ------   ------------  ------------  -----------  --------------  ------------
                                    1    Apr-96                                                              958,462.05
                                    2    May-96     958,462.05     75,871.40                    75,871.40    882,590.65
                                    3    Jun-96     882,590.65     75,087.63     5,883.89       80,971.52    807,503.02
                                    4    Jul-96     807,503.02     72,756.26     9,561.40       82,317.66    734,746.76
                                    5    Aug-96     734,748.76     69,553.33     9,039.55       78,592.88    665,193.43
                                    6    Sep-96     665,193.43     67,242.65     8,225.08       75,467.73    597,950.78
                                    7    Oct-96     597,950.78     63,893.01     7,206.26       71,099.27    534,057.77
                                    8    Nov-96     534,057.77     60,022.41     6,693.73       66,716.14    474,035.36
                                    9    Dec-96     474,035.36     58,036.37     5,785.63       63.822.00    415,998.99
                                   10    Jan-97     415,998.99     53,579.14     5,306.56       58,885.70    362,419.85
                                   11    Feb-97     362,419.85     48,820.84     4,656.88       53,477.72    313,599.01
                                   12    Mar-97     313,599.01     46,007.20     3,664.47       49,871.67    267,591.81
                                   13    Apr-97     267,591.81     40,728.28     3,510.57       44,238.83    226,863.55
                                   14    May-97     226,863.55     38,948.32     2,898.91       41,847.23    187,915.23
                                   15    Jun-97     187,915.23     35,132.63     2,539.61       37,672.24    152,782.60
                                   16    Jul-97     152,782.60     33,717.00     2,035.75       35,752.75    119,065.60
                                   17    Aug-97     119,065.60     28,930.89     1,710.32       30,641.21     90,134.71
                                   18    Sep-97      90,134.71     25,414.55     1,332.87       26,747.42     64,720.18
                                   19    Oct-97      84,720.16     19,520.22       976.46       20,496.68     45,199.94
                                   20    Nov-97      45,199.94     15,441.42       724.51       16,165.93     29,758.52
                                   21    Dec-97      29,758.52     12,438.29       489.67       12,927.96     17,320.23
                                   22    Jan-98      17,320.23      8,739.86       333.13        7,072.99     10,580.37
                                   23    Feb-98      10,580.37      3,071.22       193.89        3,285.11      7,509.15
                                   24    Mar-98       7,509.15      2,814.87       106.98        2,921.65      4,694.48
                                   25    Apr-98       4,694.48      2,172.83        84.06        2,256.59      2,521.65
                                   26    May-98       2,521.65      1,035.68        50.86        1,086.54      1,485.97
                                   27    Jun-98       1,485.97      1,039.96        28.23        1,068.19        446.01
                                   28    Jul-98         446.01        446.01        16.10          462.11          0.00
                                   29    Aug-98           0.00          0.00         4.99            4.99          0.00
                                   30    Sep-98           0.00          0.00         0.00            0.00          0.00
                                   31    Oct-98           0.00          0.00         0.00            0.00          0.00
                                   32    Nov-98           0.00          0.00         0.00            0.00          0.00
                                   33    Dec-98           0.00          0.00         0.00            0.00          0.00
                                   34    Jan-99           0.00          0.00         0.00            0.00          0.00
                                                                  958,462.05    83,060,34    1,041,522.39
Net Present Value                                                                              968,531.51
          10.75%                                                                           ==============



Dealer
Distributor                2540
Rate                     13.00%
Principal      $   1,172,277.04
NPV @ 10.75%   $   1,182,357.29

                                                     BEGINNING         PRINCIPAL       INTEREST         TOTAL
                                          DATE       PRINCIPAL          PAYMENTS       PAYMENTS        PAYMENTS
                                         ------   ----------------  ----------------  -----------  ----------------
                                    1    Apr-96
                                    2    May-96       1,172,277.04        177,998.24                     177,998.24
                                    3    Jun-96         994,278.80         94,410.47     7,196.48        101,606.95
                                    4    Jul-96         899,868.33         88,908.47    10,771.35         99,679.82
                                    5    Aug-96         810,959.86         83,920.68    10,073.53         93,994.21
                                    6    Sep-96         727,039.18         80,926.36     9,078.25         90,004.61
                                    7    Oct-96         648,112.62         77,488.55     7,876.26         85,364.81
                                    8    Nov-96         568,624.27         73,082.09     7,232.87         80,314.96
                                    9    Dec-96         495,542.18         66,772.20     6,160.10         72,932.30
                                   10    Jan-97         428,769.98         60,884.17     5,547.32         66,431.49
                                   11    Feb-97         367,885.81         56,234.70     4,798.84         61,034.54
                                   12    Mar-97         311,651.11         51,594.20     3,719.73         55,313.93
                                   13    Apr-97         260,056.91         45,505.98     3,488.76         48,994.74
                                   14    May-97         214,550.93         41,636.97     2,817.28         44,454.25
                                   15    Jun-97         172,913.96         38,535.75     2,401.78         40,937.53
                                   16    Jul-97         134,378.21         34,677.02     1,873.23         36,550.25
                                   17    Aug-97          99,701.19         28,569.02     1,504.29         30,073.31
                                   18    Sep-97          71,132.17         22,182.83     1,116.10         23,298.93
                                   19    Oct-97          48,949.34         15,113.11       770.60         15,883.71
                                   20    Nov-97          33,836.23         13,698.99       547.96         14,246.95
                                   21    Dec-97          20,137.24         10,228.12       366.56         10,594.68
                                   22    Jan-98           9,909.12          5,328.35       225.43          5,553.78
                                   23    Feb-98           4,580.77          1,429.11       110.93          1,540.04
                                   24    Mar-98           3,151.66          1,153.28        46.32          1,199.60
                                   25    Apr-98           1,998.38            658.26        35.28            693.54
                                   26    May-98           1,340.12            652.17        21.65            673.82
                                   27    Jun-98             687.95            472.05        15.00            487.05
                                   28    Jul-98             215.90            209.60         7.45            217.05
                                   29    Aug-98               6.30              6.30         2.42              8.72
                                   30    Sep-98              (0.00)             0.00         0.07              0.07
                                   31    Oct-98              (0.00)             0.00        (0.00)            (0.00)
                                   32    Nov-98              (0.00)             0.00        (0.00)            (0.00)
                                   33    Dec-98              (0.00)             0.00        (0.00)            (0.00)
                                   34    Jan-99              (0.00)             0.00        (0.00)            (0.00)
                                                                        1,172,277.04    87,806.83      1,260,083.87

Net Present Value                                                                                      1,182,357.29
         10.75%                                                                                    ================


                                            ENDING
                                          PRINCIPAL
                                       ----------------

                                    1      1,172,277.04
                                    2        994,278.80
                                    3        899.868.33
                                    4        810,959.88
                                    5        727,039.18
                                    6        646,112.82
                                    7        568,524.27
                                    8        495,542.18
                                    9        428,769.98
                                   10        367,885.81
                                   11        311,651.11
                                   12        260,056.91
                                   13        214,550.93
                                   14        172,913.96
                                   15        134,378.21
                                   16         99,701.19
                                   17         71,132.17
                                   18         48,949.34
                                   19         33,836.23
                                   20         20,137.24
                                   21          9,909.12
                                   22          4,580.77
                                   23          3,151.68
                                   24          1,998.38
                                   25          1,340.12
                                   26            687.95
                                   27            215.90
                                   28              6.30
                                   29             (0.00)
                                   30             (0.00)
                                   31             (0.00)
                                   32             (0.00)
                                   33             (0.00)
                                   34             (0.00)
Net Present Value
                               10.75%



Dealer
Distributor              2625
Rate                   13.00%
Principal      $   752,239.90
NPV @ 10.75%   $   759,725.86


                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                            752,239.90
                                    2    May-96     752,239.90     66,138.79                  66,138.79    686,101.11
                                    3    Jun-96     686,101.11     63,424.47     4,617.92     68,042.39    622,676.64
                                    4    Jul-96     622,676.64     60,541.88     7,432.78     67,974.64    562,134.78
                                    5    Aug-96     562,134.78     56,685.33     6,970.52     63,655.85    505,449.43
                                    6    Sep-96     505,449.43     54,458.82     6,292.79     60,751.61    450,990.61
                                    7    Oct-96     450,990.61     50,593.44     5,475.70     56,069.14    400,397.17
                                    8    Nov-96     400,397.17     47,653.53     5,048.59     52,702.12    352,743.64
                                    9    Dec-96     352,743.64     46,054.94     4,337.64     50,392.58    306,688.70
                                   10    Jan-97     306,688.70     40,663.82     3,948.77     44,612.59    266,024.88
                                   11    Feb-97     266,024.88     38,308,11     3,433.21     41,741.32    227,716.77
                                   12    Mar-97     227,716.77     34,588.33     2,689.81     37,278.14    193,128.44
                                   13    Apr-97     193,128.44     31,219.62     2,549.16     33,768.78    161,908.82
                                   14    May-97     161,908.82     28,516.43     2,092.22     30,608.65    133,392.39
                                   15    Jun-97     133,392.39     25,566.02     1,812.48     27,378.50    107,826.37
                                   16    Jul-97     107,826.37     22,231.43     1,445.08     23,676.51     85,594.94
                                   17    Aug-97      85,594.94     18,822.86     1,207.08     20,029.92     66,772.08
                                   18    Sep-97      66,772.08     16,496.12       958.19     17,454.31     50,275.96
                                   19    Oct-97      50,275.96     14,427.41       723.36     15,150.77     35,848.55
                                   20    Nov-97      35,848.55     13,410.19       562.81     13,973.00     22,438.36
                                   21    Dec-97      22,438.36     10,079.12       388.36     10,467.48     12,359.24
                                   22    Jan-98      12,359.24      4,664.43       251.18      4,915.61      7,694.81
                                   23    Feb-98       7,694.81      1,977.17       138.35      2,115.52      5,717.64
                                   24    Mar-98       5,717.64      1,962.49        77.80      2,040.29      3,755.15
                                   25    Apr-98       3,755.15      1,829.30        64.01      1,893.31      1,925.85
                                   26    May-98       1,925.85        482.01        40.88        522.69      1,443.84
                                   27    Jun-98       1,443.84        383.56        21.56        405.12      1,060.28
                                   28    Jul-98       1,060.28        383.56        15.64        399.20        676.72
                                   29    Aug-98         676.72        390.91        11.87        402.78        285.81
                                   30    Sep-98         285.81        140.73         7.58        148.31        145.08
                                   31    Oct-98         145.08        144.18         3.10        147.28          0.90
                                   32    Nov-98           0.90          0.90         1.62          2.52          0.00
                                   33    Dec-98           0.00          0.00         0.01          0.01          0.00
                                   34    Jan-99           0.00          0.00         0.00          0.00          0.00
                                                                  752,239.90    62,619.83    814,859.73

Net Present Value                                                                            759,725.86
         10.75%                                                                            ============



Class H. Inc.
Dealer
Distributor
Rate                   13.00%
Principal      $    56,048.04
NPV @ 10.75%   $    56,851.65

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                                                             56,048.04
                                    2    May-96      56,048.04      2,802.40                   2,802.40     53,245.64
                                    3    Jun-96      53,245.64      2,802.40       344.07      3,148.47     50,443.24
                                    4    Jul-96      50,443.24      2,802.40       576.83      3,379.23     47,640.84
                                    5    Aug-96      47,640.84      2,802.40       564.68      3,367.08     44,838.44
                                    6    Sep-96      44,838.44      2,802.40       533.31      3,335.71     42.036.04
                                    7    Oct-96      42,036.04      2,802.40       485.75      3,288.15     39,233.64
                                    8    Nov-96      39,233.64      2,802.40       470.57      3,272.97     36,431.24
                                    9    Dec-96      36,431.24      2,802.40       425.03      3,227.43     33,628.84
                                   10    Jan-97      33,628.84      2,802.40       407.83      3,210.23     30,826.44
                                   11    Feb-97      30,826.44      2,802.40       376.46      3,178.86     28,024.04
                                   12    Mar-97      26,024.04      2,802.40       311.69      3,114.09     25,221.64
                                   13    Apr-97      25,221.64      2,802.40       313.71      3,116.11     22,419.24
                                   14    May-97      22,419.24      2,802.40       273.23      3,075.63     19,616.84
                                   15    Jun-97      19,616.84      2,802.40       250.97      3,053.37     16,814.44
                                   16    Jul-97      16,814.44      2,802.40       212.52      3,014.92     14,012.04
                                   17    Aug-97      14,012.04      2,802.40       188.23      2,990.63     11,209.64
                                   18    Sep-97      11,209.64      2,802.40       156.88      2,959.26      8,407.24
                                   19    Oct-97       8,407.24      2,802.40       121.44      2,923.84      5,604.84
                                   20    Nov-97       5,604.84      2,802.40        94.11      2,896.51      2,802.44
                                   21    Dec-97       2,802.44      2,802.44        60.72      2,883.16          0.00
                                   22    Jan-98           0.00          0.00        31.37         31.37          0.00
                                   23    Feb-98           0.00          0.00         0.00          0.00          0.00
                                   24    Mar-98           0.00          0.00         0.00          0.00          0.00
                                   25    Apr-98           0.00          0.00         0.00          0.00          0.00
                                   26    May-98           0.00          0.00         0.00          0.00          0.00
                                   27    Jun-98           0.00          0.00         0.00          0.00          0.00
                                   28    Jul-98           0.00          0.00         0.00          0.00          0.00
                                                                   56,048.04     6,199.38     52,247.42

Net Present Value                                                                             56,851.65
       10.75%                                                                              ============



Mimark Enterprises
Rate                   13.00%
Principal      $    71,262.46
NPV @ 10.75%   $    72,279.59

                                                   BEGINNING    PRINCIPAL    INTEREST      TOTAL         ENDING
                                          DATE     PRINCIPAL    PAYMENTS     PAYMENTS     PAYMENTS     PRINCIPAL
                                         ------   -----------  -----------  ----------  ------------  ------------
                                    1    Apr-96                                                          71,262.46
                                    2    May-96     71,262.46     3,577.22                  3,577.22     67,685.24
                                    3    Jun-96     67,685.24     3,577.22      437.47      4,014.69     64,108.02
                                    4    Jul-96     64,108.02     3,577.22      733.26      4,310.48     60,530.80
                                    5    Aug-96     60,530.80     3,577.22      717.65      4,294.87     56,953.58
                                    6    Sep-96     56,953.58     3,577.22      677.61      4,254.83     53,376.36
                                    7    Oct-96     53,376.36     3,577.22      617.00      4,194.22     49,799.14
                                    8    Nov-96     49,799.14     3,577.22      597.52      4,174.74     46,221.92
                                    9    Dec-96     46,221.92     3,577.22      539.49      4,116.71     42,644.70
                                   10    Jan-97     42,644.70     3,577.22      517.43      4,094.65     39,067.48
                                   11    Feb-97     39,067.48     3,577.22      477.38      4,054.60     35,490.26
                                   12    Mar-97     35,490,26     3,577.22      395.02      3,972.24     31,913.04
                                   13    Apr-97     31,913.04     3,577.22      397.29      3,974.51     28,335.82
                                   14    May-97     28,335.82     3,577.22      345.72      3,922.94     24,758.60
                                   15    Jun-97     24,758.60     3,577.22      317.20      3,894.42     21,181.38
                                   16    Jul-97     21,181.38     3,577.22      268.22      3,845.44     17,604.16
                                   17    Aug-97     17,604.16     3,577.22      237.11      3,814.33     14,026.94
                                   18    Sep-97     14,026.94     3,577.22      197.07      3,774.29     10,449.72
                                   19    Oct-97     10,449.72     3,577.22      151.96      3,729.18      6,872.50
                                   20    Nov-97      6,872.50     3,577.22      116.98      3,694.20      3,295.28
                                   21    Dec-97      3,295.28     3,295.28       74.45      3,369.73          0.00
                                   22    Jan-98          0.00         0.00       36.89         36.89          0.00
                                   23    Feb-98          0.00         0.00        0.00          0.00          0.00
                                   24    Mar-98          0.00         0.00        0.00          0.00          0.00
                                   25    Apr-98          0.00         0.00        0.00          0.00          0.00
                                   26    May-98          0.00         0.00        0.00          0.00          0.00
                                   27    Jun-98          0.00         0.00        0.00          0.00          0.00
                                   28    Jul-98          0.00         0.00        0.00          0.00          0.00
                                   29    Aug-98          0.00         0.00        0.00          0.00          0.00
                                                                 71,262.46    7,852.73     79,115.19

Net Present Value                                                                          72,279.59
       10.75%                                                                           ============


McCabe Enterprises
Rate                   13.00%
Principal      $   425,643.01
NPV @ 10.75%   $   430,258.73


                                                   BEGINNING     PRINCIPAL      INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS      PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  ------------  ------------  ------------
                                    1    Apr-96                                                             425,643.01
                                    2    May-96     425,643.01     27,232.19                   27,232.19    398,410.82
                                    3    Jun-96     398,410.82     27,232.19      2,612.98     29,845.17    371,178.63
                                    4    Jul-96     371,178.83     27,232.19      4,316.12     31,548.31    343,946.44
                                    5    Aug-96     343,946.44     27,232.19      4,155.14     31,387.33    316,714.25
                                    6    Sep-96     316,714.25     27,232.19      3,850.29     31,082.48    289,482.06
                                    7    Oct-96     289,482.06     27,232.19      3,431.07     30,663.26    262,249.87
                                    8    Nov-96     262,249.87     27,232.19      3,240.59     30,472.78    235,017.68
                                    9    Dec-96     235,017.68     27,232.19      2,841.04     30,073.23    207,785.49
                                   10    Jan-97     207,785.49     27,232.19      2,630.89     29,863.08    180,553.30
                                   11    Feb-97     180,553.30     27,232.19      2,326.04     29,558.23    153,321.11
                                   12    Mar-97     153,321.11     27,232.19      1,825.59     29,057.78    126,088.92
                                   13    Apr-97     126,088.92     27,232.19      1,716.34     28,948.53     98,856.73
                                   14    May-97      98,856.73     27,232.19      1,365.96     28,598.15     71,624.54
                                   15    Jun-97      71,624.54     27,232.19      1,106.65     28,338.84     44,392.35
                                   16    Jul-97      44,392.35      9,575.04        775.93     10,350.97     34,817.31
                                   17    Aug-97      34,817.31      9,575.04        496.95     10,071.99     25,242.27
                                   18    Sep-97      25,242.27      9,348.58        389.76      9,738.34     15,893.69
                                   19    Oct-97      15,893.69      6,711.59        273.46      6,985.05      9,182.10
                                   20    Nov-97       9,182.10      5,523.99        177.92      5,701.91      3,658.11
                                   21    Dec-97       3,658.11      3,658.11         99.47      3,757.58          0.00
                                   22    Jan-98           0.00          0.00         40.95         40.95          0.00
                                   23    Feb-98           0.00          0.00          0.00          0.00          0.00
                                   24    Mar-98           0.00          0.00          0.00          0.00          0.00
                                   25    Apr-98           0.00          0.00          0.00          0.00          0.00
                                   26    May-98           0.00          0.00          0.00          0.00          0.00
                                   27    Jun-98           0.00          0.00          0.00          0.00          0.00
                                   28    Jul-98           0.00          0.00          0.00          0.00          0.00
                                   29    Aug-98           0.00          0.00          0.00          0.00          0.00
                                                                  425,643.01     37,673.13    483,316.16

Net Present Value                                                                             430,258.73
            10.75%                                                                          ============



Rose Development Corp
Rate                     13.00%
Principal      $   1,031,298.20
NPV @ 10.75%   $   1,042,437.12

                                                    BEGINNING       PRINCIPAL      INTEREST        TOTAL           ENDING
                                          DATE      PRINCIPAL        PAYMENTS      PAYMENTS       PAYMENTS       PRINCIPAL
                                         ------   --------------  --------------  -----------  --------------  --------------
                                    1    Apr-96                                                                  1,031,298.20
                                    2    May-96     1,031,298.20      103,490.27                   103,490.27      927,807.93
                                    3    Jun-96       927,807.93       74,971.32     6,331.03       81,302.35      852,836.61
                                    4    Jul-96       852,836.61       74,971.32    10,051.26       85,022.57      777,865.29
                                    5    Aug-96       777,865.29       74,971.32     9,547.03       84,518.35      702,893.97
                                    6    Sep-96       702,893.97       60,711.85     8,707.77       69,419.62      642,182.12
                                    7    Oct-96       642,182.12       60,711.85     7,614.68       68,326.53      581,470.27
                                    8    Nov-96       581,470.27       60,711.85     7,188.87       67,900.72      520,758.42
                                    9    Dec-96       520,758.42       51,205.53     6,299.26       57,504.79      469,552.89
                                   10    Jan-97       469,552.89       51,205.53     5,829.60       57,035.13      418,347.36
                                   11    Feb-97       418,347.36       51,205.53     5,256.38       56,461.91      367,141.83
                                   12    Mar-97       367,141.83       44,075.79     4,229.96       48,305.75      323,066.04
                                   13    Apr-97       323,066.04       44,075.79     4,109.95       48,185.74      278,990.25
                                   14    May-97       278,990.25       44,075.79     3,499.88       47,575.67      234,914.46
                                   15    Jun-97       234,914.46       38,372.01     3,123.14       41,495.15      196,542.45
                                   16    Jul-97       196,542.45       38,372.01     2,544.91       40,916.92      158,170.44
                                   17    Aug-97       158,170.44       38,372.01     2,200.18       40,572.19      119,798.43
                                   18    Sep-97       119,798.43       33,618.85     1,770.63       35,389.48       86,179.58
                                   19    Oct-97        86,179.58       33,618.85     1,297.82       34,916.67       52,560.73
                                   20    Nov-97        52,560.73       33,618.85       964.73       34,583.58       18,941.88
                                   21    Dec-97        18,941.88       18,941.88       569.41       19,511.29           (0.00)
                                   22    Jan-98            (0.00)           0.00       212.04          212.04           (0.00)
                                   23    Feb-98            (0.00)           0.00        (0.00)          (0.00)          (0.00)
                                   24    Mar-98            (0.00)           0.00        (0.00)          (0.00)          (0.00)
                                   25    Apr-98            (0.00)           0.00        (0.00)          (0.00)          (0.00)
                                   26    May-98            (0.00)           0.00        (0.00)          (0.00)          (0.00)
                                   27    Jun-98            (0.00)           0.00        (0.00)          (0.00)          (0.00)
                                   28    Jul-98            (0.00)           0.00        (0.00)          (0.00)          (0.00)
                                   29    Aug-98            (0.00)           0.00        (0.00)          (0.00)          (0.00)
                                                                    1,031,298.20    91,348.53    1,122,646.73

Net Present Value                                                                                1,042,437.12
         10.75%                                                                                ==============


ABC
Rate                   13.25%
Principal      $   365,855.41
NPV @ 10.75%   $   376,765.48


                                                   BEGINNING     PRINCIPAL    INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL     PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  -----------  -----------  ------------  ------------
                                    1    Apr-96                           0                               365,855.41
                                    2    May-96     365,855.41    10,453.01                  10,453.01    355,402.40
                                    3    Jun-96     355,402.40    10,453.01     2,289.14     12,742.15    344,949.39
                                    4    Jul-96     344,949.39    10,453.01     3,924.23     14,377.24    334,496.38
                                    5    Aug-96     334,496.38    10,453.01     3,935.78     14,388.79    324,043.37
                                    6    Sep-96     324,043.37    10,453.01     3,816.51     14,269.52    313,590.36
                                    7    Oct-96     313,590.36    10,453.01     3,577.98     14,030.99    303,137.35
                                    8    Nov-96     303,137.35    10,453.01     3,577.98     14,030.99    292,684.34
                                    9    Dec-96     292,684.34    10,453.01     3,347.14     13,800.15    282,231.33
                                   10    Jan-97     282,231.33    10,453.01     3,339.45     13,792.46    271,778.32
                                   11    Feb-97     271,778.32    10,453.01     3,220.18     13,673.19    261,325.31
                                   12    Mar-97     261,325.31    10,453.01     2,800.83     13,253.84    250,872.30
                                   13    Apr-97     250,872.30    10,453.01     2,981.85     13,434.66    240,419.29
                                   14    May-97     240,419.29    10,453.01     2,770.05     13,223.06    229,966.28
                                   15    Jun-97     229,966.28    10,453.01     2,743.12     13,196.13    219,513.27
                                   16    Jul-97     219,513.27    10,453.01     2,539.21     12,992.22    209,060.26
                                   17    Aug-97     209,060.26    10,453.01     2,504.59     12,957.60    198,607.25
                                   18    Sep-97     198,607.25    10,453.01     2,385.32     12,838.33    188,154.24
                                   19    Oct-97     188,154.24    10,453.01     2,192.96     12,645.97    177,701.23
                                   20    Nov-97     177,701.23    10,453.01     2,146.79     12,599.80    167,248.22
                                   21    Dec-97     167,248.22    10,453.01     1,962.12     12,415.13    156,795.21
                                   22    Jan-98     156,795.21    10,453.01     1,908.26     12,381.27    146,342.20
                                   23    Feb-98     146,342.20    10,453.01     1,788.99     12,242.00    135,889.19
                                   24    Mar-98     135,889.19    10,453.01     1,508,14     11,981.15    125,436.18
                                   25    Apr-98     125,436.18    10,453.01     1,550,46     12,003.47    114,983.17
                                   26    May-98     114,983.17    10,453.01     1,385.02     11,838.03    104,530.16
                                   27    Jun-98     104,530.16    10,453.01     1,311.93     11,764.94     94,077.15
                                   28    Jul-98      94,077.15    10,453.01     1,154.19     11,607.20     83,624.14
                                   29    Aug-98      83,624.14    10,453.01     1,073.39     11,526.40     73,171.13
                                   30    Sep-98      73,171.13    10,453.01       954.13     11,407.14     62,718.12
                                   31    Oct-98      62,718.12    10,453.01       807.93     11,260.94     52,265.11
                                   32    Nov-98      52,265.11    10,453.01       715.60     11,168.61     41,812.10
                                   33    Dec-98      41,812.10    10,453.01       577.09     11,030.10     31,359.09
                                   34    Jan-99      31,359.09    10,453.01       477.08     10,930.07     20,906.08
                                   35    Feb-99      20,906.08    10,453.01       357.80     10,810.81     10,453.07
                                   36    Mar-99      10,453.07    10,453.07       215.45     10,668.52          0.00
                                                                                  119.27        119.27          0.00
                                                                 365,855.41    71,959.71    437,815.12

Net Present Value                                                                           376,765.48
          10.75%                                                                          ============



Dancorp
Rate                   14.25%
Principal      $   255,857.66
NPV @ 10.75%   $   265.931.26


                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                            0                               255,857.66
                                    2    May-96     255,857.66      7,955.55                   7,995.55    247,862.11
                                    3    Jun-96     247,862.11      7,995.55     1,721.71      9,717.26    239,868.56
                                    4    Jul-96     239,866.56      7,995.55     2,943.36     10,938.91    231,871.01
                                    5    Aug-96     231,871.01      7,995.55     2,943.36     10,938.91    223,875.46
                                    6    Sep-96     223.875.46      7,995.55     2,845.25     10,840.80    215,879.91
                                    7    Oct-96     215,879.91      7,995.55     2,658.52     10,654.07    207,884.36
                                    8    Nov-96     207,884.36      7,995.55     2,649.03     10,644.58    199,888.81
                                    9    Dec-96     199,888.51      7,995.55     2,468.63     10,464.18    191,893.26
                                   10    Jan-97     191,893.26      7,995.55     2,452.80     10,448.35    183,897.71
                                   11    Feb-97     183,897.71      7,995.55     2,354.69     10,350.24    175,902.16
                                   12    Mar-97     175,902.16      7,995.55     2,038.20     10,033.75    167,906.61
                                   13    Apr-97     167,906.61      7,995.55     2,158.47     10,154.02    159,911.06
                                   14    May-97     159,911.06      7,995.55     1,993.89      9,969.44    151,915.51
                                   15    Jun-97     151,915.51      7,995.55     1,962.24      9,957.79    143,919.96
                                   16    Jul-97     143,919.96      7,995.55     1,804.00      9,799.56    135,924.41
                                   17    Aug-97     135,924.41      7,995.55     1,766.02      9,761.57    127,928.86
                                   18    Sep-97     127,928.86      7,995.55     1,667.91      9,663.46    119,933.31
                                   19    Oct-97     119,933.31      7,995.55     1,519.16      9,514.71    111,937.76
                                   20    Nov-97     111,937.76      7,995.55     1,471.68      9,467.23    103,942.21
                                   21    Dec-97     103,942.21      7,995.55     1,329,25      9,324.81     95,946.66
                                   22    Jan-98      95,946.66      7,995.55     1,275.46      9,271.01     87,951.11
                                   23    Feb-98      87,951.11      7,995.55     1,177.35      9,172.90     79,955.56
                                   24    Mar-98      79,955.58      7,995.55       974.79      8,970.34     71,960.01
                                   25    Apr-98      71,960.01      7,995.55       981.12      8,976.67     63,964.46
                                   26    May-98      63,964.46      7,995.55       854.53      8,850.08     55,968.91
                                   27    Jun-98      55,968.91      7,995.55       784.90      8,780.45     47,973.36
                                   28    Jul-98      47,973.38      7,995.55       664.63      8,660.18     39,977.81
                                   29    Aug-98      39,977.81      7,995.55       588.67      8,584.22     31,982.26
                                   30    Sep-98      31,982.26      7,995.55       490.56      8,486.11     23,986.71
                                   31    Oct-98      23,986.71      7,995.55       379.79      8,375.34     15,991.16
                                   32    Nov-98      15,991.16      7,995.55       294.34      8,289.89      7,995.61
                                   33    Dec-98       7,995.61      7,995.61       189.90      8,185.51          0.00
                                   34    Jan-99           0.00             0        98.11         98.11          0.00
                                   35    Feb-99           0.00             0         0.00          0.00          0.00
                                   36    Mar-99           0.00             0         0.00          0.00          0.00
                                                                                     0.00          0.00          0.00
                                                                  355,857.66    49,502.31    305,359.97

Net Present Value                                                                            265,931.26
            10.75%                                                                         ============



H&M TV
Rate                   14.25%
Principal      $   500,235.14
NPV @ 10.75%   $   521,146.72

                                                   BEGINNING     PRINCIPAL      INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS      PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  ------------  ------------  ------------
                                    1    Apr-96                            0                                500,235.14
                                    2    May-96     500,235.14     14,712.79                   14,712.79    485,522.35
                                    3    Jun-96     485,522.35     14,712.79      3,366.17     18,078.96    470,809.56
                                    4    Jul-96     470,809.56     14,712.79      5,765.58     20,478.37    456,096.77
                                    5    Aug-96     456,096.77     14,712.79      5,777.23     20,490.02    441,383.98
                                    6    Sep-96     441,383.98     14,712.79      5,596.69     20,309.48    426,671.19
                                    7    Oct-96     426,671.19     14,712.79      5,241.43     19,954.22    411,958.40
                                    8    Nov-96     411,958.40     14,712.79      5,236.61     19,948.40    397,245.61
                                    9    Dec-96     397,245.61     14,712.79      4,892.01     19,604.80    382.532.82
                                   10    Jan-97     382,532.82     14,712.79      4,874.53     19,587.32    367,820.03
                                   11    Feb-97     367,820.03     14,712.79      4,694.00     19,406.79    353,107.24
                                   12    Mar-97     353,107.24     14,712.79      4,076.67     18,789.46    338,394.45
                                   13    Apr-97     338,394.45     14,712.79      4,332.92     19,045.71    323,681.66
                                   14    May-97     323,681.66     14,712.79      4,018.43     18,731.22    308,968.87
                                   15    Jun-97     308,968.87     14,712.79      3,971.84     18,684.63    294,256.08
                                   16    Jul-97     294,256.08     14,712.79      3,669.01     18,381.80    279,543.29
                                   17    Aug-97     279,543.29     14,712.79      3,610.77     18,323.56    264,830.50
                                   18    Sep-97     264,830.50     14,712.79      3,430.23     18,143.02    250,117.71
                                   19    Oct-97     250,117.71     14,712.79      3,144.86     17,857.65    235,404.92
                                   20    Nov-97     235,404.92     14,712.79      3,069.15     17,781.94    220,692.13
                                   21    Dec-97     220,692.13     14,712.79      2,795.43     17,508.22    205,979.34
                                   22    Jan-98     205,979.34     14,712.79      2,708.08     17,420.87    191,266.55
                                   23    Feb-98     191,266.55     14,712.79      2,527.54     17,240.33    176,553.76
                                   24    Mar-98     176,553.76     14,712.79      2,119.87     16,832.66    161,840.97
                                   25    Apr-98     161,540.97     14,712.79      2,166.46     16,879.25    147,128.18
                                   26    May-98     147,128.18     14,712.79      1,921.86     16,634.65    132,415.39
                                   27    Jun-98     132,415.39     14,712.79      1,805.39     16,518.18    117,702.60
                                   28    Jul-98     117,702.60     14,712.79      1,572.43     16,285.22    102,989.81
                                   29    Aug-98     102,989.81     14,712.79      1,444.31     16,157.10     88,277.02
                                   30    Sep-98      88,277.02     14,712.79      1,263.77     15,976.56     73,564.23
                                   31    Oct-98      73,564.23     14,712.79      1,048.29     15,761.08     58,851.44
                                   32    Nov-98      58,851.44     14,712.79        902.69     15,615.48     44,138.65
                                   33    Dec-98      44,138.65     14,712.79        698.86     15,411.65     29,425.86
                                   34    Jan-99      29,425.86     14,712.79        541.62     15,254.41     14,713.07
                                   35    Feb-99      14,713.07     14,713.07        361.08     15,074.15          0.00
                                   36    Mar-99           0.00             0        163.07        163.07          0.00
                                                                                      0.00          0.00          0.00
                                                                  500,235.14    102,807.88    603,043.02

Net Present Value                                                                             521,146.72
          10.75%                                                                            ============


JLJ Enterprises
Rate                 12.00%
Principal      $  62,175.46
NPV @ 10.75%   $  62,922.29

                                                   BEGINNING    PRINCIPAL     INTEREST       TOTAL       ENDING
                                          DATE     PRINCIPAL    PAYMENTS      PAYMENTS     PAYMENTS     PRINCIPAL
                                         ------   -----------  -----------    ---------   -----------  -----------
                                    1    Apr-96                          0                               62,175.46
                                    2    May-96     62,175.46     1,942.98                   1,942.98    60,232.48
                                    3    Jun-96     60,232.48     1,942.98       352.33      2,295.31    58,289.50
                                    4    Jul-96     58,289.50     1,942.98       602.32      2,545.30    56,346.52
                                    5    Aug-96     56,346.52     1,942.98       602.32      2,545.30    54,403.54
                                    6    Sep-96     54,403.54     1,942.98       582.25      2,525.23    52,460.55
                                    7    Oct-96     52,460.56     1,942.98       544.04      2,487.02    50,517.58
                                    8    Nov-96     50,517.58     1,942.98       542.09      2,485.07    48,574.60
                                    9    Dec-96     48,574.60     1,942.98       505.18      2,448.16    46,631.62
                                   10    Jan-97     46,631.62     1,942.98       501.94      2,444.92    44,688.64
                                   11    Feb-97     44,688.64     1,942.98       481.86      2,424.84    42,745.66
                                   12    Mar-97     42,745.66     1,942.98       417.09      2,360.07    40,802.68
                                   13    Apr-97     40,802.68     1,942.98       441.71      2,384.69    38,859.70
                                   14    May-97     38,859.70     1,942.98       408.03      2,351.01    36,916.72
                                   15    Jun-97     36,916.72     1,942.98       401.55      2,344.53    34,973.74
                                   16    Jul-97     34,973.74     1,942.98       369.17      2,312.15    33,030.76
                                   17    Aug-97     33,030.76     1,942.98       361.40      2,304.38    31,087.78
                                   18    Sep-97     31,087.78     1,942.98       341.32      2,284.30    29,144.80
                                   19    Oct-97     29,144.80     1,942.98       310.88      2,253.86    27,201.82
                                   20    Nov-97     27,201.82     1,942.98       301.16      2,244.14    25,258.84
                                   21    Dec-97     25,258.84     1,942.98       272.02      2,215.00    23,315.86
                                   22    Jan-98     23,315.86     1,942.98       261.01      2,203.99    21,372.88
                                   23    Feb-98     21,372.88     1,942.98       240.93      2,183.91    19,429.90
                                   24    Mar-98     19,429.90     1,942.98       199.48      2,142.46    17,486.92
                                   25    Apr-98     17,486.92     1,942.98       200.78      2,143.76    15,543.94
                                   26    May-98     15,543.94     1,942.98       174.87      2,117.85    13,600.96
                                   27    Jun-98     13,600.96     1,942.98       160.62      2,103.60    11,657.98
                                   28    Jul-98     11,657.98     1,942.98       136.01      2,078.99     9,715.00
                                   29    Aug-98      9,715.00     1,942.98       120.47      2,063.45     7,772.02
                                   30    Sep-98      7,772.02     1,942.98       100.39      2,043.37     5,829.04
                                   31    Oct-98      5,829.04     1,942.98        77.72      2,020.70     3,886.06
                                   32    Nov-98      3,886.06     1,942.98        60.23      2,003.21     1,943.08
                                   33    Dec-98      1,943.08     1,943.08        38.86      1,981.94        (0.00)
                                   34    Jan-99         (0.00)           0        20.08         20.08        (0.00)
                                   35    Feb-99         (0.00)           0        (0.00)        (0.00)       (0.00)
                                   36    Mar-99         (0.00)           0        (0.00)        (0.00)        0.00
                                                                                  (0.00)        (0.00)        0.00
                                                                 62,175.46    10,130.08     72,305.54

Net Present Value                                                                           62,922.29
           10.75%                                                                         ===========



Kentex
Rate                   14.25%
Principal      $   267.155.81
NPV @ 10.75%   $   277,674.20

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                            0                               267,155.81
                                    2    May-96     267,155.81      8,348.65                   8,348.65    258,807.16
                                    3    Jun-96     258,807.16      8,348.65     1,797.74     10,146.39    250.458.51
                                    4    Jul-96     250,458.51      8,348.65     3,073.34     11,421.99    242,109.86
                                    5    Aug-96     242.109.86      8,348.65     3,073.33     11,421.98    233.761.21
                                    6    Sep-96     233,761.21      8,348.65     2,970.89     11,319.54    225,412.56
                                    7    Oct-96     225,412.56      8,348.65     2,775.91     11,124.56    217,063.91
                                    8    Nov-96     217,063.91      8,348.85     2,786.00     11,114,65    208,715.26
                                    9    Dec-96     208,715.26      8,348.65     2,577.63     10,926.28    200,366.61
                                   10    Jan-97     200,366.61      8,348.65     2,561.11     10,909.76    192,017.96
                                   11    Feb-97     192,017.96      8,348.65     2,458.67     10,807.32    183.669.31
                                   12    Mar-97     183.669.31      8,348.65     2,128.20     10,476.85    175,320.66
                                   13    Apr-97     175,320.66      8,348.65     2,253.78     10,602.43    166,972.01
                                   14    May-97     186,972.01      8,348.65     2,081.93     10,430.58    158,623.36
                                   15    Jun-97     158,623.36      8,348.65     2,048.89     10,397.54    150,274.71
                                   16    Jul-97     150,274.71      8,348.65     1,883.65     10,232.30    141,926.06
                                   17    Aug-97     141,926.06      8,348.65     1,844.00     10,192.65    133,577.41
                                   18    Sep-97     133,577.41      8,348.65     1,741.55     10,090.20    125,228.76
                                   19    Oct-97     125,228.76      8,348.65     1,586.23      9,934.88    116,880.11
                                   20    Nov-97     116,880.11      8,348.65     1,536.66      9,885.31    108,531.46
                                   21    Dec-97     108,531.46      8,348.65     1,387.95      9,736.60    100,182.81
                                   22    Jan-98     100,182.81      8,348.65     1,331.77      9,680.42     91,834.16
                                   23    Feb-98      91,834.16      8,348.65     1,229.33      9,577.98     83,485.51
                                   24    Mar-98      83,485.51      8,348.65     1,017.83      9,366.48     75,136.88
                                   25    Apr-98      75,136.86      8,348.65     1,024.44      9,373.09     66,788.21
                                   26    May-98      66,788.21      8,348.65       892.25      9,240.90     58,439.56
                                   27    Jun-98      58,439.56      8,348.65       819.55      9,168.20     50,090.91
                                   28    Jul-98      50,090.91      8,348.65       693.97      9,042.62     41,742.26
                                   29    Aug-98      41,742.26      8,348.65       614.66      8,963.31     33,393.61
                                   30    Sep-98      33,393.61      8,348.65       512.21      8,860.86     25,044.96
                                   31    Oct-98      25,044.96      8,348.65       396.55      8,745.20     16,696.31
                                   32    Nov-98      16,696.31      8,348.65       307.32      8,655.97      8,347.66
                                   33    Dec-98       8,347.66      8,347.66       198.27      8,545.93         (0.00)
                                   34    Jan-99          (0.00)            0       102.43        102.43         (0.00)
                                   35    Feb-99          (0.00)            0        (0.00)        (0.00)        (0.00)
                                   36    Mar-99          (0.00)            0        (0.00)        (0.00)        (0.00)
                                                                                    (0.00)        (0.00)         0.00
                                                                  267,155.81    51,688.03    318,843.84

Net Present Value                                                                            277,674.20
          10.75%                                                                           ============


MAYO
Rate                   14.25%
Principal      $   250,777.57
NPV @ 10.75%   $   258,180.94


                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                            0                               250,777.57
                                    2    May-96     250,777.57     13,930.69                  13,930.69    236,846.88
                                    3    Jun-96     236,846.88     13,930.69     1,687.52     15,618.21    222,916.19
                                    4    Jul-96     222,916.19     13,930.69     2,812.56     16,743.25    208,985.50
                                    5    Aug-96     208,985.50     13,930.69     2,735.37     16,666.06    195,054.81
                                    6    Sep-96     195,054.81     13,930.69     2,564.43     16,495,12    181,124.12
                                    7    Oct-96     181,124.12     13,930.69     2,316.28     16,246.97    167,193.43
                                    8    Nov-96     167,193.43     13,930.69     2,222.54     16,153.23    153,262,74
                                    9    Dec-96     153,262.74     13,930.69     1,985.42     15,916.11    139,332.05
                                   10    Jan-97     139,332.05     13,930.69     1,880.66     15,811.35    125,401.36
                                   11    Feb-97     125,401.36     13,930.69     1,709.72     15,640.41    111,470.67
                                   12    Mar-97     111,470.67     13,930.69     1,389.87     15,320.56     97,539.98
                                   13    Apr-97      97,539.98     13,930.69     1,367.84     15,298.53     83,609.29
                                   14    May-97      83,609.29     13,930.69     1,158.29     15,088.98     69,678.60
                                   15    Jun-97      69,678.60     13,930.69     1,025.96     14,956.65     55,747.91
                                   16    Jul-97      55,747.91     13,930.69       827.43     14,758.12     41,817.22
                                   17    Aug-97      41,817.22     13,930.69       684.07     14,614.76     27,886.53
                                   18    Sep-97      27,886.53     13,930.69       513.13     14,443.82     13,955.85
                                   19    Oct-97      13,955.84     13,955.84       331.15     14,286.99          0.00
                                   20    Nov-97           0.00             0       171.25        171.25          0.00
                                   21    Dec-97           0.00             0         0.00          0.00          0.00
                                   22    Jan-98           0.00             0         0.00          0.00          0.00
                                   23    Feb-98           0.00             0         0.00          0.00          0.00
                                   24    Mar-98           0.00             0         0.00          0.00          0.00
                                   25    Apr-98           0.00             0         0.00          0.00          0.00
                                   26    May-98           0.00             0         0.00          0.00          0.00
                                   27    Jun-98           0.00             0         0.00          0.00          0.00
                                   28    Jul-98           0.00             0         0.00          0.00          0.00
                                   29    Aug-98           0.00             0         0.00          0.00          0.00
                                   30    Sep-98           0.00             0         0.00          0.00          0.00
                                   31    Oct-98           0.00             0         0.00          0.00          0.00
                                   32    Nov-98           0.00             0         0.00          0.00          0.00
                                   33    Dec-98           0.00             0         0.00          0.00          0.00
                                   34    Jan-99           0.00             0         0.00          0.00          0.00
                                   35    Feb-99           0.00             0         0.00          0.00          0.00
                                   36    Mar-99           0.00             0         0.00          0.00          0.00
                                                                                     0.00          0.00          0.00
                                                                  260,777.57    27,383.49    278,161.06

Net Present Value                                                                            256,180.94
          10.75%                                                                           ============


McCabe
Rate                   14.25%
Principal      $   200,000.00
NPV @ 10.75%   $   207,381.06


                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                            0                               200,000.00
                                    2    May-96     200,000.00      6,666.67                   6,666.67    193,333.33
                                    3    Jun-96     193,333.33      6,666.67     1,345.83      8,012.50    186,666.66
                                    4    Jul-96     186,666.66      6,666.67     2,295.83      8,962.50    179,999.99
                                    5    Aug-96     179,999.99      6,666.67     2,290.56      8,957.23    173,333.32
                                    6    Sep-96     173,333.32      6,666.67     2,208.75      8,875.42    166,666.65
                                    7    Oct-96     166,666.65      6,666.67     2,058.33      8,725.00    159,999.98
                                    8    Nov-96     159,999.98      6,666.67     2,045.14      8,711.81    153,333.31
                                    9    Dec-96     153,333.31      6,666.67     1,900.00      8,566.67    146,666.64
                                   10    Jan-97     146,666.64      6,666.67     1,881.53      8,548.20    139,999.97
                                   11    Feb-97     139,999.97      6,666.67     1,799.72      8,466.39    133,333.30
                                   12    Mar-97     133,333.30      6,666.67     1,551.67      8,218.34    126,666.63
                                   13    Apr-97     126,666.83      6,666.67     1,636.11      8,302.78    119,999.96
                                   14    May-97     119,999.96      6,666.67     1,504.17      8,170.84    113,333.29
                                   15    Jun-97     113,333.29      6,666.67     1,472.50      8,139.17    106,666.62
                                   16    Jul-97     106,666.62      6,666.67     1,345.83      8,012.50     99,999.95
                                   17    Aug-97      99,999.95      6,666.67     1,308.89      7,975.56     93,333.28
                                   18    Sep-97      93,333.28      6,666.67     1,227.08      7,893.75     85,666.61
                                   19    Oct-97      85,666.61      6,666.67     1,108.33      7,775.00     79,999.94
                                   20    Nov-97      79,999.94      6,666.67     1,063.74      7,730.14     73,333.27
                                   21    Dec-97      73,333.27      6,666.67       950.00      7,616.67     66,666.60
                                   22    Jan-98      66,666.60      6,666.67       899.86      7,566.53     59,999.93
                                   23    Feb-98      59,999.93      6,666.67       818.05      7,484.72     53,333.26
                                   24    Mar-98      53,333.26      6,666.67       665.00      7,331.67     46,856.59
                                   25    Apr-98      48,856.59      6,666.67       654.44      7,321.11     39,999.92
                                   26    May-98      39,999.92      6,666.67       554.17      7,220.84     33,333.25
                                   27    Jun-98      33,333.25      6,666.67       490.83      7,157.50     26,666.58
                                   28    Jul-98      26,666.58      6,666.67       395.83      7,062.50     19,999.91
                                   29    Aug-98      19,999.91      6,666.67       327.22      6,993.89     13,333.24
                                   30    Sep-98      13,333.24      6,666.67       245.42      6,912.09      6,666.57
                                   31    Oct-98       6,666.57      6,666.67       158.33      6,824.90         (0.00)
                                   32    Nov-98          (0.00)            0        81.80         81.80         (0.00)
                                   33    Dec-98          (0.00)            0        (0.00)        (0.00)        (0.00)
                                   34    Jan-99          (0.00)            0        (0.00)        (0.00)        (0.00)
                                   35    Feb-99          (0.00)            0        (0.00)        (0.00)        (0.00)
                                   36    Mar-99          (0.00)            0        (0.00)        (0.00)        (0.00)
                                                                                    (0.00)        (0.00)         0.00
                                                                  200,000.00    36,284.70    236,284.70

Net Present Value                                                                            207,381.06
          10.75%                                                                           ============


Pamik
Rate                   12.00%
Principal      $   309,173.80
NPV @ 10.75%   $   324,969.05

                                                   BEGINNING     PRINCIPAL     INTEREST       TOTAL         ENDING
                                          DATE     PRINCIPAL      PAYMENTS     PAYMENTS      PAYMENTS     PRINCIPAL
                                         ------   ------------  ------------  -----------  ------------  ------------
                                    1    Apr-96                            0                               309,173.60
                                    2    May-96     309,173.60      7,383.28                   7,383.28    301,790.32
                                    3    Jun-96     301,790.32      7,383.28     2,080.48      9,463.76    294,407.04
                                    4    Jul-96     294,407.04      7,383.28     3,583.76     10,967.04    287,023.76
                                    5    Aug-96     287,023.76      7,383.28     3,612.62     10,995.90    279,640.48
                                    6    Sep-96     279,640.48      7,383.28     3,522.02     10,906.30    272,257.20
                                    7    Oct-96     272,257.20      7,383.28     3,320.73     10,704.01    264,873.92
                                    8    Nov-96     284,873.92      7,383.28     3,340.82     10,724.10    257,490.64
                                    9    Dec-96     257,490.64      7,383.28     3,145.38     10,528.65    250,107.36
                                   10    Jan-97     250,107.36      7,383.28     3,159.62     10,542.90    242,724.08
                                   11    Feb-97     242,724.08      7,383.28     3,069.03     10,452.31    235,340.80
                                   12    Mar-97     235,340.80      7,383.28     2,690.19     10,073.47    227,957.52
                                   13    Apr-97     227,957.52      7,383.28     2,887.83     10,271.11    220,574.24
                                   14    May-97     220,574.24      7,383.28     2,707.00     10,090.28    213,190.96
                                   15    Jun-97     213,190.96      7,383.28     2,706.63     10,089.91    205,807.68
                                   16    Jul-97     205,807.68      7,383.28     2,531.64      9,914.92    198,424.40
                                   17    Aug-97     198,424.40      7,383.28     2,525.43      9,908.71    191,041.12
                                   18    Sep-97     191,041.12      7,383.28     2,434.83      9,818.11    183,657.84
                                   19    Oct-97     183,657.84      7,383.28     2,268.61      9,651.89    176,274.56
                                   20    Nov-97     176,274.56      7,383.28     2,253.63      9,636.91    168,891.28
                                   21    Dec-97     168,891.28      7,383.28     2,093.26      9,476.54    161,508.00
                                   22    Jan-98     161,508.00      7,383.28     2,072.44      9,455.72    154,124.72
                                   23    Feb-98     154,124.72      7,383.28     1,981.84      9,365.12    146,741.44
                                   24    Mar-98     146,741.44      7,383.28     1,708.22      9,091.50    139,358.15
                                   25    Apr-98     139,358.16      7,383.28     1,800.64      9,183.92    131,974.88
                                   26    May-98     131,974.88      7,383.28     1,654.88      9,038.16    124,591.60
                                   27    Jun-98     124,591.60      7,383.28     1,619.44      9,002.72    117,208.32
                                   28    Jul-98     117,208.32      7,383.28     1,479.53      8,862.81    109,825.04
                                   29    Aug-98     109,825.04      7,383.28     1,438.24      8,821.52    102,441.76
                                   30    Sep-98     102,441.76      7,383.28     1,347.64      8,730.92     95,058.48
                                   31    Oct-98      95,058.48      7,383.28     1,216.50      8,599.78     87,675.20
                                   32    Nov-98      87,675.20      7,383.28     1,166.45      8,549.73     80,291.92
                                   33    Dec-98      80,291.92      7,383.28     1,041.14      8,424.42     72,908.64
                                   34    Jan-99      72,908.64      7,383.28       985.25      8,368.53     65,525.36
                                   35    Feb-98      65,525.36      7,383.28       894.65      8,277.93     58,142.08
                                   36    Mar-98      58,142.08      7,383.28       726.24      8,109.52     50,758.80
                                   37    Apr-99      50,758.80      7,383.28       713.45      8,096.73     43,375.52
                                   38    May-99      43,375.52      7,383.28       602.76      7,986.04     35,992.24
                                   39    Jun-99      35,992.24      7,383.28       532.25      7,915.53     28,608.96
                                   40    Jul-99      28,608.96      7,383.28       427.41      7,810.69     21,225.68
                                   41    Aug-99      21,225.68      7,383.28       351.06      7,734.34     13,842.40
                                   42    Sep-99      13,842.40      7,383.28       260.46      7,643.74      6,459.12
                                   43    Oct-99       6,459.12      6,459.12       164.38      6,823.50         (0.00)
                                   44    Nov-99          (0.00)            0        79.26         79.26         (0.00)
                                                                  309,173.60    78,197.63    387,371.23

Net Present Value                                                                            324,969.05
           10.75%                                                                          ============


                  ALL CLEAR-NEW CASTLE
Principal                    20,112.44
Present Value @ 10.75%       19,847.30
Term                              7.00
Payment                       1,130.52
Internal Rate of Return     0.00856667  0.08000000


                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                  (20,112.44)    20,112.44
                1.00                     May-96         1,130.52     19,116.00      134.08        134.08    Amortization
                2.00                     Jun-96         1,130.52     18,112.92      127.44        261,52
                3.00                     Jul-96         1,130.52     17,103.16      120.75        382.28
                4.00                     Aug-96         1,130.52     16,086.66      114.02        496.30
                5.00                     Sep-96         1,130.52     16,083.38      107.24        603.54
                6.00                     Oct-96         1,130.52     14,033.28      100.42        703.95
                7.00                     Nov-96        14,126.84         (0.00)      93.66        797.52
                                                  --------------  ----------------------------------------
                                                       20,909.98                    797.52



                ALL CLEAR-NEW CASTLE
Principal                  11,180.81
Present Value @ 10.75%     11,088.81
Term                            7.00
Payment                       628.47
Internal Rate of Return   0.00866667  0.08000000

                                                                 PRINCIPAL                  ACCUMULATED
                TERM                                PAYMENT       BALANCE      INTEREST      INTEREST
        --------------------                      ------------  -----------    --------     -----------
                0.00                                (11,180.81)   11,180.81
                1.00                     May-96         628.47    10,626.88       74.54         74.54    Amortization
                2.00                     Jun-96         628.47    10,089.25       70.85        145,38
                3.00                     Jul-96         628.47     9,507.91       67.13        212.51
                4.00                     Aug-96         628.47     8,942.83       83.39        275.90
                5.00                     Sep-96         628.47     8,373.98       59.62        335.52
                6.00                     Oct-96         628.47     7,801.33       55.83        391.34
                7.00                     Nov-96       7,853.34         0.00       52.01        443.35
                                                  ------------  ---------------------------------------
                                                     11,624.16                   443.35



                   ALL CLEAR-SALISBURY
Principal                    13,421.76
Present Value @ 10.75%       18,264.82
Term                              7.00
Payment                         754.44
Internal Rate of Return     0.00866667  0.08000000

                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                  (13,421.76)    13,421.76
                1.00                     May-96           754.44     12,756.80       89.48         89.48    Amortization
                2.00                     Jun-96           754.44     12,087.40       85.05        174.52
                3.00                     Jul-96           754.44     11,413.55       80.58        255.11
                4.00                     Aug-96           754.44     10,736.20       76.09        331.20
                5.00                     Sep-96           754.44     10,052.32       71.57        402.78
                6.00                     Oct-96           754.44      9,384.90       67.02        459.78
                7.00                     Nov-96         9,427.33          0.00       62.43        532.21
                                                  --------------  ----------------------------------------
                                                       13,953.97                    532.21



                       ALL CLEAR-DOVER
Principal                    11,585,26
Present Value @ 10.75%       11,432.91
Term                              7.00
Payment                         852.21
Internal Rate of Return     0.00866667  0.08000000


                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                  (11,585.26)    11,585.26
                1.00                     May-96           651.21     11,011.29       77.24         77.24    Amortization
                2.00                     Jun-96           651.21     10,433.48       73.41        150.84
                3.00                     Jul-96           651.21      9,851.83       69.56        220.20
                4.00                     Aug-96           651.21      9,266.30       65.66        285.58
                5.00                     Sep-96           651.21      8,676,85       61.78        347.65
                6.00                     Oct-96           651.21      8,083.50       57.85        405.50
                7.00                     Nov-96         8,037.39          0.00       53.89        459.39
                                                  --------------  ----------------------------------------
                                                       12,044.65                    459.39



                            DARTSMOUTH
Principal                    11,572.83
Present Value @ 10.75%     11,????????
Term                              7.00
Payment                       1,753.90
Internal Rate of Return     0.01500000  0.18000000


                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                  (11,572.63)    11,872.83
                1.00                     May-96         1,753.90      9,992.32      173,50        173.59    Amortization
                2.00                     Jun-96         1,753.90      8,388.30      149.85        323.47
                3.00                     Jul-96         1,753.90      6,780.23      125.82        449.30
                4.00                     Aug-96         1,753.90      5,107.73      101.40        550.70
                5.00                     Sep-96         1,753.90      3,430.45       76.62        627.32
                6.00                     Oct-96         1,753.90      1,728.00       51.46        873.77
                7.00                     Nov-96         1,753.90          0.03       25.92        704.70
                                                  --------------  ----------------------------------------
                                                       12,277.30                    704.70



                                 J & A
Principal                    54,189.58
Present Value @ 10.75%       52,063.11
Term                             24.00
Payment                       2,449.94
Internal Rate of Return     0.00666667  0.08000000


                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                  (54,169.58)    54,169.56
                1.00                     May-96         2,449.94     52,080.77      361.13         361.13   Amortization
                2.00                     Jun-96         2,449.94     49,978.04      347.21         708.34
                3.00                     Jul-96         2,449.94     47,861.28      333.10       1,041.52
                4.00                     Aug-96         2,449.94     45,730.42      319.08       1,380.80
                5.00                     Sep-96         2,449.94     43,585,38      304.87       1,665.47
                6.00                     Oct-96         2,449.94     41,426.98      290.57       1,958.04
                7.00                     Nov-96         2,449.94     39,252.21      276.17       2,232.21
                8.00                     Dec-96         2,449.94     37,063.95      261.58       2,493.89
                9.00                     Jan-97         2,449.94     34,561.09      247.09       2,740.98
                10.00                    Feb-97         2,449.94     32,643.57      232.41       2,973.30
                11.00                    Mar-97         2,449.94     30,411.25      217.62       3,191.01
                12.00                    Apr-97         2,449.94     28,154.06      202.74       3,393.76
                13.00                    May-97         2,449.94     25,901.88      157.76       3,581.52
                14.00                    Jun-97         2,449.94     23,624.62      172.68       3,754.20
                15.00                    Jul-97         2,449.94     21,332.17      157.50       3,911.69
                16.00                    Aug-97         2,449.94     19,024.45      142.21       4,053.91
                17.00                    Sep-97         2,449.94     16,701.34      126.83       4,180.74
                18.00                    Oct-97         2,449.94     14,362.74      111.34       4,292.08
                19.00                    Nov-97         2,449.94     12,008.55       95.75       4,387.83
                20.00                    Dec-97         2,449.94      9,638.67       80.08       4,487.89
                21.00                    Jan-98         2,449.94      7,252.99       64.26       4,532.16
                22.00                    Feb-98         2,449.94      4,851.40       48.35       4,550.50
                23.00                    Mar-98         2,449.94      2,433.80       32.34       4,612.84
                24.00                    Apr-98         2,449.94          0.09       16.23       4,629.07
                                                  --------------  ----------------------------------------
                                                       58,798.58                  4,629.07



                          POUGHKEEPSIE
Principal                     7,411.97
Present Value @ 10.75%        7,688.96
Term                              7.00
Payment                       1,123.33
Internal Rate of Return     0.01500000  0.15000000


                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                   (7,411.97)     7,411.97
                1.00                     May-96         1,123.33      6,399.82      111.18        111.18    Amortization
                2.00                     Jun-96         1,123.33      5,372.49       95.00        207.18
                3.00                     Jul-96         1,123.33      4,329.74       80.59        287.75
                4.00                     Aug-96         1,123.33      3,271.35       64.95        352.71
                5.00                     Sep-96         1,123.33      2,197.10       49.07        401.78
                6.00                     Oct-96         1,123.33      1,106.73       32.96        434.74
                7.00                     Nov-96         1,123.33         (0.00)      16.60        451.34
                                                  --------------  ----------------------------------------
                                                        7,863.31                    451.34



                            PROVIDENCE
Principal                     7,420.87
Present Value @ 10.75%        7,698.00
Term                              7.00
Payment                       1,124.67
Internal Rate of Return     0.01500000  0.18000000

                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                   (7,420.87)     7,420.87
                1.00                     May-96         1,124.67      6,407.51      111.31        111.31    Amortization
                2.00                     Jun-96         1,124.67      5,378.95       95.11        207.43
                3.00                     Jul-96         1,124.67      4,334,97       80.68        288.11
                4.00                     Aug-96         1,124.67      3,275.32       65.02        353.13
                5.00                     Sep-96         1,124.67      2,199.78       49.13        402.26
                6.00                     Oct-96         1,124.67      1,108.11       33.00        435.26
                7.00                     Nov-96         1,124.67          0.08       15.82        451.88
                                                  --------------  ----------------------------------------
                                                        7,872.80                    451.88



                             ROCHESTER
Principal                     5,914.74
Present Value @ 10.75%        ????????
Term                              7.00
Payment                         898.42
Internal Rate of Return     0.01500000  0.18000000

                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                   (5,914.74)     5,914.74
                1.00                     May-96           896.42      5,107.04       88.72         88.72    Amortization
                2.00                     Jun-96           896.42      4,267.23       76.61        165.33
                3.00                     Jul-96           896.42      3,455.12       64.31        229.64
                4.00                     Aug-96           896.42      2,810.52       51.83        281.46
                5.00                     Sep-96           896.42      1,753.28       39.16        320.52
                6.00                     Oct-96           896.42        883.14       26.30        348.92
                7.00                     Nov-96           896.42         (0.03)      13.25        380.17
                                                  --------------  ----------------------------------------
                                                        6,274.94                    360.17



                            UTICA-8200
Principal                     6,578.64
Present Value @ 10.75%        ????????
Term                              7.00
Payment                         966.87
Internal Rate of Return     0.01500000  0.18000000


                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                   (8,379.64)     8,379.84
                1.00                     May-96           966.87      5,508.46       95.69         95.69    Amortization
                2.00                     Jun-96           966.87      4,624.22       82.63        178.32
                3.00                     Jul-96           966.87      3,728.71       69.36        247.85
                4.00                     Aug-96           966.87      2,515.75       55.90        303.59
                5.00                     Sep-96           966.87      1,891.11       42.24        345.82
                6.00                     Oct-96           966.87        952.61       28.37        374.19
                7.00                     Nov-96           966.87          0.03       14.29        388.48
                                                  --------------  ----------------------------------------
                                                        6,788.09                    388.48



              UTICA-8205
Principal                     3,887.51
Present Value @ 10.75%        3,770.00
Term                              7.00
Payment                         558.80
Internal Rate of Return     0.01500000  0.18000000


                                                                   PRINCIPAL                   ACCUMULATED
                                 TERM                PAYMENT        BALANCE       INTEREST      INTEREST
                                 ----             --------------  ------------    --------     -----------
                                 0.00                  (3,687.51)     3,687.51
                                 1.00    May-96           558.86      3,183.96       55.31         55.31    Amortization
                                 2.00    Jun-96           558.86      2,072.86       47.75        103.07
                                 3.00    Jul-96           558.86      2,154.10       40.09        143.17
                                 4.00    Aug-96           558.86      1,827.55       32.31        175.48
                                 5.00    Sep-96           558.86      1,093.10       24.41        199.89
                                 6.00    Oct-96           558.86        550.64       18.40        218.29
                                 7.00    Nov-96           558.86          0.04        8.28        224.55
                                                  --------------  ----------------------------------------
                                                        3,912.02                    224.55



             UTICA-6210
Principal                  15,805.07
Present Value @ 10.75%     18,000.00
Term                            7.00
Payment                     2,395.35
Internal Rate of Return   0.01500000  0.18000000


                                                                 PRINCIPAL                  ACCUMULATED
                                 TERM               PAYMENT       BALANCE      INTEREST      INTEREST
                                 ----             ------------  -----------    --------     -----------
                                 0.00               (15,805.07)   15,805.07
                                 1.00    May-96       2,395.35    13,646.50     237.08         237.08    Amortization
                                 2.00    Jun-96       2,395.35    11,456.15     204.70         441.78
                                 3.00    Jul-96       2,395.35     9,232.64     171.84         613.62
                                 4.00    Aug-96       2,395.35     6,975.78     138.49         752.11
                                 5.00    Sep-96       2,395.35     4,885.07     104.64         856.75
                                 6.00    Oct-96       2,395.35     2,359.99      70.28         927.02
                                 7.00    Nov-96       2,395.99         0.04      35.40         982.42
                                                  ------------  ---------------------------------------
                                                     16,767.45                  962.42


             UTICA-6215
Principal                  21,808.52
Present Value @ 10.75%     29,000.00
Term                            7.00
Payment                     3,314.28
Internal Rate of Return   0.01500000  0.18000000


                                                                 PRINCIPAL                  ACCUMULATED
                TERM                                PAYMENT       BALANCE      INTEREST      INTEREST
        --------------------                      ------------  -----------    --------     -----------
                0.00                                (21,868.52)   21,868.52
                1.00                     May-96       3,314.28    18,882.27      326.03        326.03    Amortization
                2.00                     Jun-96       3,314.28    15,651.22      283.23        811.26
                3.00                     Jul-96       3,314.28    12,774.71      237.77        849.03
                4.00                     Aug-96       3,314.28     9,552.05      191.62      1,040.85
                5.00                     Sep-96       3,314.28     6,482.55      144.78      1,155.43
                6.00                     Oct-96       3,314.28     3,265.81       97.24      1,282.07
                7.00                     Nov-96       3,314.28         0.21       48.95      1,331.65
                                                  ------------  ---------------------------------------
                                                     23,199.98                 1,331.65



              WATERTOWN
Principal                     6,108.72
Present Value @ 10.75%         ???????
Term                              7.00
Payment                         925.81
Internal Rate of Return     0.01500000  0.18000000

                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                   (6,108.72)     6,108.72
                1.00                     May-96           926.81      5,274.54       91.63         91.63    Amortization
                2.00                     Jun-96           925.81      4,427.85       79.12        170.75
                3.00                     Jul-96           925.81      3,588.46       66.42        237.17
                4.00                     Aug-96           925.81      2,896.17       53.53        290.69
                5.00                     Sep-96           926.81      1,810.81       40.44        331.14
                6.00                     Oct-96           925.81        912.18       27.16        358.30
                7.00                     Nov-96           925.81          0.03       13.65        371.98
                                                  --------------  ----------------------------------------
                                                        6,480.87                    371.98


               TEL-REN
Principal                    38,406.20
Present Value @ 10.75%       34,209.40
Term                             13.09
Payment                       2,781.00
Internal Rate of Return     0.00000000  0.00000000

                                                                   PRINCIPAL                   ACCUMULATED
                TERM                                 PAYMENT        BALANCE       INTEREST      INTEREST
        --------------------                      --------------  ------------    --------     -----------
                0.00                                  (36,406.20)    36,406.20
                1.00                     May-96         2,781.00     33,625.20        0.00          0.00    Amortization
                2.00                     Jun-96         2,781.00     30,844.20        0.00          0.00
                3.00                     Jul-96         2,781.00     28,083.20        0.00          0.00
                4.00                     Aug-96         2,781.00     25,282.20        0.00          0.00
                5.00                     Sep-96         2,781.00     22,501.20        0.00          0.00
                6.00                     Oct-96         2,781.00     19,720.20        0.00          0.00
                7.00                     Nov-96         2,781.00     18,939.20        0.00          0.00
                8.00                     Dec-96         2,781.00     14,158.20        0.00          0.00
                9.00                     Jan-97         2,781.00     11,377.20        0.00          0.00
                10.00                    Feb-97         2,781.00      5,596.20        0.00          0.00
                11.00                    Mar-97         2,781.00      5,815.20        0.00          0.00
                12.00                    Apr-97         2,781.00      3,034.20        0.00          0.00
                13.00                    May-97         2,781.00        253.20        0.00          0.00
                14.00                    Jun-97           263.20         (0.00)       0.00          0.00
                                                  --------------  ----------------------------------------
                                                       36,408.20                      0.00


                                   SCHEDULE E

                                   Litigation

                     BROUGHTON, WILKINS, WEBB & SUGG, P. A.
                                ATTORNEYS AT LAW


J. MELVILLE BROUGHTON, JR.`                  FIRST UNION CAPITOL CENTER
CHARLES P. WILKINS                                   SUITE 2220
WILLIAM WOODWARD WEBB*                      150 FAYETTEVILLE STREET MALL
R. PALMER SUGG                                  POST OFFICE BOX 2387
                                            RALEIGH, NORTH CAROLINA 27602
` RETIRED                                    (919) 833-2752 (TELEPHONE)
* ALSO MEMBER D.C. BAR                          (919) 833-1059 (FAX)

                         COLORTYME LITIGATION INVENTORY

                              Updated May 14, 1996


October 13, 1989        MCCORMICK V. COLORTYME, INC. (San
                        Diego, California) Wrongful death
                        litigation being handled by insurance
                        company at no expense to ColorTyme,
                        Inc.

April 24, 1991          *COOMBES V. COLORTYME STORES, INC.
                        (Columbia, South Carolina) Unfair
                        debt collection practices, breach of
                        contract, slander, invasion of
                        privacy, intentional infliction of
                        emotional distress litigation;
                        ColorTyme Stores, Inc. has moved,
                        through counsel, for sanctions for
                        failure of the plaintiff to respond
                        to discovery; plaintiff's counsel
                        sanctioned by Court on October 14,
                        1992 and ordered to comply with
                        discovery. ACTION DISMISSED ON ORDER
                        OF COURT ON MAY 4, 1993; PURSUING
                        SANCTIONS AGAINST PLAINTIFFS'
                        ATTORNEYS. Judge denied Motion based
                        on grounds set forth in Order. No
                        appeal to be filed.

July 3, 1991            URIAS V. COLORTYME, INC. (Midland,
                        Texas) Personal injury litigation
                        awaiting settlement by Franchisee.
                        SETTLED ON JULY 22, 1992 FOR
                        $22,500.00

July 19, 1991           BENZING RENTAL CONCEPTS, INC. V.
                        COLORTYME, INC. AND COLORTYME
                        FINANCIAL SERVICES, INC., (Ventura,
                        California)

August 22, 1991         COLORTYME, INC. V. BENZING RENTAL
                        CONCEPTS, INC. and COLORTYME
                        FINANCIAL SERVICES, INC. V. BENZING
                        RENTAL CONCEPTS, INC. & WALTER M.
                        DOUGLAS AND KATHLEEN M. DOUGLAS
                        (Tyler, Texas) Franchisor/franchisee
                        litigation in which Franchisee
                        alleges violation of Franchise
                        Investment Act (California),
                        conspiracy to violate said Act,
                        fraud, conspiracy to defraud, breach
                        of contract, unlawful business
                        practices and racketeering;
                        ColorTyme, Inc. and ColorTyme
                        Financial Services, Inc. have
                        instituted litigation for past due
                        royalties, advertising fees,
                        promotional material/product costs
                        and credit extension in an amount
                        over $450,000.00. On April 1, 1992,
                        Mr. & Mrs. Douglas filed Chapter 7
                        bankruptcy and on April 17, 1992
                        Benzing Rental Concepts, Inc. filed
                        Chapter 11 bankruptcy. THE CHAPTER 11
                        BANKRUPTCY WAS SUBSEQUENTLY CONVERTED
                        TO CHAPTER 7, AND ON DECEMBER 1,
                        1992, THE TRUSTEE TURNED THE STORE
                        OVER TO COLORTYME, INC.

July 24, 1991           *DIMAIA V. COLORTYME STORES, INC.
                        (Media, Pennsylvania). Litigation
                        claiming violation of Pennsylvania
                        Debt Collection Trade Practices Act
                        (i.e., harassing phone calls at home
                        and at employer; visit to employer;
                        publication of debt to neighbors).
                        Set for arbitration on December 23,
                        1992 unless offer of settlement (up
                        to $3,000.00) accepted. SETTLED ON
                        FEBRUARY 1, 1993 FOR $3,500.00.

December 4, 1991        INGRAM V. COLORTYME, INC. (Jonesboro,
                        Arkansas) Unfair debt collection
                        practices litigation; ColorTyme, Inc.
                        has an indefinite extension of time
                        to respond to Complaint pending
                        substitution of Franchisee as party
                        defendant. ColorTyme is still
                        awaiting response to substitution
                        request or further notification of
                        legal proceedings.

* Cases involving ColorTyme Stores, Inc.

February 19, 1992       CAIN V. COLORTYME, INC. (Littleton,
                        Colorado) Wrongful discharge
                        litigation; discovery concluded;
                        motion to dismiss or summary judgment
                        to be filed imminently. SUMMARY
                        JUDGMENT FOR COLORTYME GRANTED ON
                        APRIL 28, 1993.

March 19, 1992          *LEWIS V. IQBAL, COLORTYME STORES,
                        INC. ET AL. (Los Angeles, California)
                        Personal injury and general
                        negligence litigation arising out of
                        an alleged assault by Iqbal, a CSI
                        employee, occurring on April 19,
                        1991. Defense being provided by
                        insurance carrier. ARBITRATION
                        RESOLVED IN FAVOR OF CSI ON DECEMBER
                        17, 1992. APPEALED BY PLAINTIFF FOR
                        TRIAL DE NOVO. DISMISSED ON MARCH 2,
                        1993.
March 23, 1992          CRAWFORD V. COLORTYME, INC. (Grand
                        Rapids, Michigan) Personal injury
                        litigation; ColorTyme, Inc. has an
                        indefinite extension of time to
                        respond to Complaint pending
                        substitution of Franchisee as party
                        defendant.

April 2, 1992           STATE FARM V. COLORTYME, INC.
                        (Wilmington, Delaware) Property
                        damage litigation; ColorTyme, Inc.
                        has an indefinite extension of time
                        to respond to Complaint pending
                        substitution of Franchisee as party
                        defendant; DISMISSAL FILED ON OCTOBER
                        13, 1992.

April 7, 1992           MILLER V. COLORTYME, INC.
                        (Minneapolis, Minnesota) Class action
                        litigation contending rent to own
                        transactions are disguised credit
                        sales; plaintiffs' counsel has agreed
                        to dismiss case against ColorTyme,
                        Inc.; DISMISSAL FILED ON JULY 28,
                        1992.

April 13, 1992          *STOKES V. COLORTYME, INC.
                        (Portsmouth, Virginia) Personal
                        injury litigation being handled by
                        insurance company at no expense to
                        ColorTyme, Inc. or ColorTyme Stores,
                        Inc.

April 20, 1992          FAST XPRESS, INC. V. COLORTYME, INC.
                        (Houston, Texas) Lawsuit on debt for
                        freight transportation charges;
                        ColorTyme, Inc. has an indefinite
                        extension of time to respond to
                        Complaint pending substitution of
                        Franchisee as party defendant.

April 27, 1992          EVANS V. COLORTYME, INC. (Charleston,
                        West Virginia) Unfair debt collection
                        practices, breach of contract, unfair
                        trade practice litigation including
                        claim that rent to own transactions
                        are violating West Virginia Consumer
                        Credit Sale and Protection Act;
                        Franchisee has settled out by payment
                        of $3,000.00; ColorTyme, Inc. will
                        move to dismiss or for summary
                        judgment at conclusion of discovery
                        period. SETTLED ON FEBRUARY 8, 1993
                        FOR $750,00.
May 6, 1992             IN RE OLYMPIA HOLDING CORP; WHITAKER
                        (OLYMPIA TRUSTEE IN BANKRUPTCY) V.
                        COLORTYME, INC. (Jacksonville,
                        Florida - U.S. Bankruptcy Court)
                        Complaint in bankruptcy for
                        reimbursement of freight
                        transportation discounts granted by
                        Olympia Holding Corp. prior to
                        bankruptcy; proceeding is in
                        discovery stage and being vigorously
                        contested by ColorTyme, Inc.

May 14, 1992            *FENNELL V. COLORTYME, INC. AND ART
                        BREWER (San Diego, California)
                        Employment discrimination and
                        wrongful discharge litigation
                        instituted by homosexual former
                        employee; attempts to compel
                        insurance companies to provide
                        coverage and legal defense have been
                        unsuccessful. Awaiting possible
                        settlement. Otherwise, trial is
                        scheduled for November 15, 1993.
                        SETTLED ON OCTOBER 28, 1993 FOR
                        $5,000.

June 5, 1992            *MORALES V. COLORTYME, INC. (Houston,
                        Texas) Personal injury litigation
                        turned over to insurance carrier for
                        ColorTyme Stores, Inc.

June 18, 1992           MILLER V. COLORTYME, INC.
                        (Providence, Rhode Island) Sex
                        discrimination and harassment in
                        employment (Utica Rental Systems,
                        Inc.) including wrongful discharge;
                        ColorTyme, Inc. has notified Rhode
                        Island Commission for Human Rights
                        that it did not employ Ms. Miller; no
                        further action taken to date.

June 26, 1992           NEY V. COLORTYME, INC. (Waterbury,
                        Connecticut) Litigation instituted
                        claiming violation of Connecticut
                        Unfair Trade Practices Act;
                        ColorTyme, Inc. has an indefinite
                        extension of time to respond to
                        Complaint pending substitution of
                        Franchisee as party defendant.
                        WITHDRAWAL OF LAWSUIT FILED ON
                        OCTOBER 30, 1992.

July 9, 1992            CABRAL V. COLORTYME, INC. RUSSO AND
                        KARL (Bristol, Massachusetts) Action
                        alleging assault, trespass and
                        infliction of emotional and physical
                        distress during repossession of
                        ColorTyme merchandise. Franchisee
                        answered PRO SE, but failed to appear
                        at pre-trial conference. ColorTyme,
                        Inc. was served on July 29, 1993. The
                        action will be defended by local
                        counsel. A MOTION FOR SUMMARY
                        JUDGMENT WAS ALLOWED AND A JUDGMENT
                        IN FAVOR OF COLORTYME, INC. ENTERED
                        ON APRIL 14, 1994. A MOTION FOR ENTRY
                        OF SEPARATE AND FINAL JUDGMENT WAS
                        ALSO ALLOWED, WHICH CONCLUDED THE
                        CASE AGAINST COLORTYME, INC.

July 22, 1992           *LEDVINA V. COLORTYME, INC. & JAMES
                        J. SCULLION (Madison, Wisconsin)
                        Personal injury litigation arising
                        out of August 10, 1989 vehicular
                        accident allegedly caused by
                        ColorTyme employee who was
                        intoxicated; ColorTyme, Inc. is
                        operating under a temporary extension
                        of time to respond to the Complaint
                        while the plaintiff's counsel
                        attempts to serve former franchisee
                        (Rudden & Partners of Milwaukee,
                        Inc.)

July 24, 1992           TOUSSAINT V. COLORTYME, INC. (Miami,
                        Florida) Litigation instituted
                        claiming violation of Florida
                        Consumer Collection Practices Act by
                        assault of customer during a
                        repossession attempt. ColorTyme, Inc.
                        has an indefinite extension of time
                        to respond to Complaint pending
                        substitution of Franchisee as party
                        defendant. ACTION DISMISSED AS TO
                        COLORTYME, INC. ON NOVEMBER 9, 1993.

August 31, 1992         STATE OF OKLAHOMA V. AMERICAN LENDERS
                        INSURANCE CO. V. COLORTYME, INC.
                        (Oklahoma City, Oklahoma). Action to
                        have insurance policy issued by
                        American Lenders Insurance Co. for
                        reimbursement of service contract
                        claims for warranties of EWC declared
                        invalid for failure to pay timely
                        premiums on each contract.

September 15, 1992      BGR TRANSPORTATION CO. V. COLORTYME,
                        INC. (Bloomington, Minnesota) Action
                        to collect freight undercharges.
                        Settlement discussions are
                        continuing.

October 1, 1992         DUNNIGAN V. COLORTYME, INC. ET AL.
                        (Baltimore, Maryland) Personal injury
                        litigation arising out of September
                        23, 1989 vehicular accident allegedly
                        caused by chain reaction rear end
                        collision initiated by franchisee
                        employee. Request made to Plaintiffs'
                        counsel to dismiss ColorTyme, Inc.
                        from lawsuit. DISMISSED BY THE COURT
                        ON SEPTEMBER 10, 1993.

October 5, 1992         TERRELL V. COLORTYME, INC. (Muncie,
                        Indiana) Litigation instituted
                        claiming violation of Indiana Rental
                        Purchase Agreement Act by failure to
                        make proper disclosures in rental
                        agreement. To be handled by local
                        attorney for franchisee. DISMISSAL
                        FILED ON OCTOBER 27, 1992.

October 27, 1992        FERGUSON V. COLORTYME, INC. (Orange
                        County, Texas) Personal injury
                        litigation arising out of December
                        27, 1991 vehicular accident allegedly
                        caused by ColorTyme (actually S&K)
                        employee. Case has been reported to
                        S&K Insurance company. Request made
                        to Plaintiffs' counsel to dismiss
                        ColorTyme from lawsuit. DISMISSED BY
                        THE COURT ON FEBRUARY 4, 1993.

November 9, 1992        MEACHAM V. COLORTYME (Springfield,
                        Illinois) Workers Compensation
                        judgment in the amount of $6,726.75
                        sought to be enforced. Franchisee
                        involved (Robert Curry) has been
                        non-responsive. Request made to
                        Plaintiff's counsel to dismiss
                        ColorTyme from lawsuit.

November 12, 1992       VASQUEZ V. COLORTYME (Providence,
                        Rhode Island) Workers Compensation
                        claim regarding accident resulting in
                        injury to left foot of franchisee
                        employee. Letter sent to court
                        requesting redirection of action to
                        franchisee. Awaiting response.

November 16, 1992       COLORTYME INC. V. HAGEN V. TALLEY ET
                        AL. (Athens, Texas) Litigation
                        pertaining to dismissal of Thomas R.
                        Hagen as President of ColorTyme, Inc.
                        Pending in Henderson County District
                        Court. Partial summary judgment
                        granted in favor of ColorTyme, Talley
                        et al. on January 13, 1993. SETTLED
                        IN MARCH, 1994 FOR $62,500.00.

December 7, 1992        *VAGNOZZI AND VAGNOZZI V. NOGLE AND
                        COLORTYME STORES, INC. (Trenton, New
                        Jersey) Personal injury litigation
                        arising out of December 17, 1990
                        vehicular accident allegedly caused
                        by ColorTyme employee. Legal
                        representation will be provided by
                        insurance carrier.

January 22, 1993        LINSCOMB V. COLORTYME OF LA HABRA.
                        STATE COMPENSATION INSURANCE FUND
                        (Los Angeles, California) Action
                        allegedly wrongful discharge after
                        employee filed a Workers Compensation
                        claim. The action is being defended
                        by local counsel. SETTLED ON
                        SEPTEMBER 7, 1994, FOR $500.
March 3, 1993           ELFGEN V. HILL & COLORTYME, INC. (Las
                        Vegas, Nevada) Action by former
                        franchisee employee alleging assault,
                        battery, intentional infliction of
                        emotional distress, breach of
                        covenant of good faith and fair
                        dealing, sexual harassment and
                        wrongful termination. Awaiting
                        plaintiffs' counsel review of
                        franchise agreement vis a' vis
                        request that action be dismissed as
                        to ColorTyme. ALLEGATIONS DISMISSED
                        AS TO COLORTYME AND ALL OTHER
                        PARTIES.

March 10, 1993          PATINO V. COLORTYME, INC. (Odessa,
                        Texas) Action for alleged malicious
                        prosecution on part of franchisee
                        resulting in pain, suffering, mental
                        anguish, reputational loss and loss
                        of earnings. Awaiting plaintiff's
                        counsel decision on dismissal of
                        ColorTyme from lawsuit. SETTLED ON
                        JANUARY 11, 1994 FOR THE SUM OF
                        $1,500.

April 5, 1993           STATE OF WISCONSIN V. COLORTYME, INC.
                        (Milwaukee, Wisconsin) Action
                        alleging violations of Wisconsin
                        Consumer Credit Protection Act and
                        Unfair Trade Practices Act through
                        deceptive advertising, failure to
                        disclose credit terms,
                        misrepresentations respecting
                        availability of credit,
                        unconscionable practices, etc.
                        SETTLED ON MAY 25, 1994 THROUGH
                        NEGOTIATIONS WITH WISCONSIN ATTORNEY
                        GENERAL'S OFFICE. On February 20,
                        1996 the Plaintiff filed a motion to
                        hold ColorTyme in contempt of Court
                        for the failure of its franchisee in
                        Madison and Beloit to comply with the
                        terms of the May 25, 1994 Settlement
                        and Judgment. General Counsel for
                        ColorTyme has been in substantive
                        discussions with the Wisconsin
                        Attorney General's Office in defense
                        of the motion.

April 14, 1993          GOLDSTAR ELECTRONICS INTERNATIONAL,
                        INC. V. COLORTYME, INC. (Athens,
                        Texas) Action alleging non-payment
                        for shipment of goods to ColorTyme.
                        Local counsel has been retained and
                        an indefinite extension to answer the
                        Original Petition has been granted by
                        opposing counsel.

April 27, 1993          MCZEAL V. COLORTYME, INC. (Lafayette,
                        Louisiana) Personal injury action
                        instituted by prospective customer of
                        franchisee when chair upon which
                        customer was seated broke and
                        customer fell to floor. Awaiting
                        plaintiffs' counsel decision to
                        dismiss ColorTyme from lawsuit.

May 27, 1993            *SAUNDERS V. COLORTYME (Philadelphia,
                        Pennsylvania) Personal injury action
                        arising out of bed collapse on March
                        22, 1993. Plaintiff alleges that bed
                        was of faulty construction and that
                        ColorTym was negligent in failing to
                        inspect bed, to properly provide
                        protective features, etc. Set for
                        arbitration on November 9, 1993.
                        ARBITRATION BOARD AWARDED $16,000 IN
                        NOVEMBER, 1993. THE COURT OF COMMON
                        PLEAS REDUCED THE AWARD TO $7,000.00
                        IN MARCH, 1994.

June 7, 1993            *KLESMITH V. COLORTYME STORES, INC.
                        (Milwaukee, Wisconsin) Action
                        alleging misrepresentation of
                        condition of merchandise, violations
                        of Wisconsin Consumer Credit
                        Protection Act and Unfair Trade
                        Practices Act (i.e. failure to
                        disclose interest rate, waiver of
                        legal rights, no opportunity to cure
                        default, failure to disclose
                        additional charges, etc.) and unfair
                        and unconscionable business and debt
                        collection practices. Will be
                        defended vigorously. SETTLED ON
                        AUGUST 27, 1993 FOR THE SUM OF $2,000
                        AND RETENTION OF MERCHANDISE.


June 17, 1993           CUROW V. COLLINS & COLORTYME, INC.
                        (Riverside, California) Personal
                        injury litigation arising out of
                        March 8, 1993 vehicular accident
                        allegedly caused by ColorTyme
                        employee. Answer due on July 17,
                        1993. Information sent to insurance
                        carrier, attention Mike Schockney, on
                        July 7, 1993.

July 16, 1993           MAES V. BRITTEN; COLORTYME, INC.
                        (Phoenix, Arizona) Personal injury
                        litigation arising out of May 7, 1993
                        vehicular accident allegedly caused
                        by defendant Britten, a franchisee
                        employee. ColorTyme, Inc. served on
                        December 29, 1993. Answer due by
                        January 18, 1994. Awaiting response
                        from plaintiffs' attorney in regards
                        to dismissing ColorTyme from the
                        instant action. Granted indefinite
                        extension to answer plaintiffs'
                        Complaint.

September 9, 1993       STEPHENVILLE ENTERPRISES, INC. V.
                        COLORTYME, INC. AND COLORTYME
                        FINANCIAL SERVICES, INC.
                        (Stephensville, Texas) Litigation
                        alleging fraud, breach of contract
                        and deceptive trade practices. Action
                        arises from ColorTyme's demand that
                        franchisee pay overdue royalty
                        payments. SEI maintains that it does
                        not owe the royalties and that,
                        further, ColorTyme owes SEI money.
                        The action is being defended
                        vigorously. SETTLED IN JULY 1994 WITH
                        STEPHENVILLE AGREEING TO PAY
                        COLORTYME $100,000.00 OVER A PERIOD
                        OF THREE (3) YEARS.

September 15, 1993      *KLESMITH V. COLORTYME STORES, INC.
                        AND JOHN DOE INSURANCE COMPANY
                        (Milwaukee, Wisconsin) Personal
                        injury action arising from a fall due
                        to an icy sidewalk outside the
                        franchise store. Information sent to
                        Jill Reeves on September 28, 1993 for
                        forwarding to insurance carrier.

September 20, 1993      LAND V. COLORTYME INC. (Tallahassee,
                        Florida). Sexual
                        discrimination/harassment complaint
                        action filed with Florida Commission
                        on Human Relations. Referred to
                        franchisee involved for appropriate
                        action.

September 23, 1993      ARTHUR M. PIKE V. COLORTYME, INC.
                        JOHN CONCEPCION, CHARLES DEGENHARDT,
                        ET AL. (San Diego, California) Action
                        alleging professional misconduct,
                        wrongful discharge, discrimination
                        and defamation. Defense is being
                        provided by insurance carrier.
                        COMPLAINT DISMISSED AS TO ALL PARTIES
                        BY THE COURT ON MAY 20, 1994.

December 8, 1993        KINZINGER V. COLORTYME, INC. (Helena,
                        Montana) Wage claim filed through the
                        Department of Labor and Industry.
                        Letter written redirecting Department
                        to franchisee. Awaiting response.

February 15, 1994       *CITY OF PHILADELPHIA V. COLORTYME
                        STORES, INC. AND DAN RUDDEN, FARLAND
                        RUDDEN, LAWRENCE RUDDEN, WILLIE
                        TALLEY, JAMES CRYSDALE AND MITCH
                        FADEL (Philadelphia, Pennsylvania)
                        Complaint for Civil Judgment in the
                        amount of $4,808.63 plus interest and
                        penalties due to failure to pay
                        taxes. Answer due by March 14, 1994.
                        Extension of time requested on
                        February 21, 1994. SETTLED ON JULY 6,
                        1994.

February 18, 1994       KARRI (MCGREGOR) PELTIER V. JASON
                        DAVID ILES AND COLORTYME, INC. (Port
                        Huron, Michigan) Personal injury
                        litigation arising out of May 26,
                        1993 vehicular accident allegedly
                        caused by defendant Iles, a
                        franchisee employee. ColorTyme, Inc.
                        served on February 23, 1994. Answer
                        due by March 23, 1994. Awaiting
                        response from plaintiffs' attorney in
                        regards to dismissing ColorTyme from
                        the instant action. COMPLAINT AMENDED
                        AND REDIRECTED TO B L RENTALS, INC.
                        D/B/A COLORTYME (AND SERVED 3/23/94).

February 22, 1994       MARTINEZ, ET AL V. COLORTYME, INC.
                        AND TIM RUDDEN, ET AL. (Denver,
                        Colorado) Personal injury litigation
                        arising out of delivery made on
                        January 14, 1992 in which the aid of
                        a minor was enlisted to move a 149
                        television set causing injury to said
                        minor. Answer due on March 28, 1994.
                        A request has been made to opposing
                        counsel to redirect lawsuit to
                        appropriate franchisee. LAWSUIT HAS
                        BEEN REDIRECTED.

February 28, 1994       BARCLAY CONTE V. COLORTYME, INC.
                        (Providence, RI) Workers Compensation
                        claim. Certified letter sent to court
                        and opposing counsel requesting
                        redirection of action to franchisee.
                        No response. Unable to reach
                        Plaintiff's counsel via telephone (no
                        working number). Federal Express
                        letter sent to Court on March 19,
                        1994 requesting dismissal of action.
                        Hearing date = March 31, 1994.

March 2, 1994           BOLIVAR BEATO V. COLORTYME, INC.
                        (Providence, RI) Workers Compensation
                        claim. Certified letter sent to court
                        opposing counsel requesting
                        redirection of action to franchisee.
                        Plaintiff's counsel will redirect
                        lawsuit, if necessary, at the April
                        5, 1994 Hearing. Plaintiff's counsel
                        advises that he has received notice
                        of representation from a local
                        attorney and insurance company for
                        the employer (most certainly the
                        franchisee involved in this matter).

March 3, 1994           *SAM D. BURTON AND DEBBIE J. BURTON
                        V. COLORTYME, INC. AND JOHN BRUNENI
                        (Rockford, Illinois) Personal injury
                        action arising from a fall due to icy
                        pavement outside the franchise store
                        caused by the Defendant washing a car
                        on the premises. Information sent to
                        Jill Reeves on March 9, 1994 for
                        forwarding to insurance carrier.
                        Spoke to opposing counsel regarding
                        referral to insurance carrier and
                        request for extension. Extension
                        granted through May 5, 1994. Jill
                        Reeves notified of possible
                        settlement negotiations. SETTLED ON
                        JUNE 28, 1994.

March 28, 1994          CAROL A. JOHNSON V. MITCH FADEL DBA
                        COLORTYME (Riverside County,
                        California) Small claims action
                        alleging breach of contract for
                        failure to repair entertainment
                        center as promised or refund money.
                        Received one page Notice on May 9,
                        1994. Court date set for June 14,
                        1994. Further information being
                        requested from store manager by Mitch
                        Fadel. SETTLED ON NOVEMBER 3, 1994
                        FOR $4,025.

March 31, 1994          ALRENCO, INC. V. NEW CO., INC. A/K/A
                        COLORTYME, INC. OR COLORTYME (Palm
                        Beach, Florida) Complaint for
                        Judgment in the amount of $8,025.00
                        plus interest and penalties due to
                        failure to pay rent under an
                        Agreement for Exchange of Business
                        Assets. Answer due by April 28, 1994.
                        THE REQUEST MADE TO OPPOSING COUNSEL
                        TO REDIRECT LAWSUIT TO APPROPRIATE
                        FRANCHISE (APRIL 22, 1994) HAS
                        APPARENTLY BEEN HONORED.

May 4, 1994             HINTON ET AL V. COLORTYME, INC
                        (Milwaukee, Wisconsin) Class action
                        complaint alleging violations of the
                        Wisconsin Consumer Act. Answer due
                        May 30, 1994. Letter written to
                        opposing counsel outlining settlement
                        agreement with Attorney General's
                        office and requesting dismissal of
                        case against ColorTyme, Inc. or, in
                        the alternative, redirection against
                        ColorTyme Stores, Inc. Extension
                        granted by opposing counsel until
                        discussion with Attorney General's
                        office. Motion to dismiss filed on
                        November 22, 1994. Motion was
                        tentatively denied pending additional
                        Discovery on whether ColorTyme, Inc.
                        or ColorTyme Stores, Inc. is the
                        proper party Defendant. Motion may be
                        renewed. Answer filed on February 10,
                        1995. Status conference scheduled for
                        October 6, 1995. Class has been
                        certified but not defined. Tentative
                        trial date of October 14, 1996.

May 10, 1994            STATE OF FLORIDA DEPARTMENT OF
                        TRANSPORTATION V. JOHN M. RIFE, ET AL
                        INCLUDING COLORTYME, INC. (Seminole
                        County, Florida) Eminent domain
                        action to condemn certain property in
                        which ColorTyme or franchisee may
                        claim an interest. Response due July
                        15, 1994. ACTION PENDING BUT NO
                        LONGER INVOLVES COLORTYME.

May 25, 1994            STATE FARM MUTUAL AUTOMOBILE
                        INSURANCE CO., ET AL V. SAMUEL J.
                        DELGADO, ET AL, INCLUDING COLORTYME,
                        INC. (New Castle Co., Delaware).
                        Litigation arising out of May 21,
                        1992 vehicular accident allegedly
                        caused defendant Delgado, a
                        franchisee employee. ColorTyme, Inc.
                        served on May 25, 1994. Answer due by
                        June 14, 1994. Plaintiffs' attorney
                        willing to grant indefinite extension
                        to ColorTyme. NO ACTION SINCE JUNE 6,
                        1994. PRESUMED THAT COLORTYME HAS
                        BEEN DISMISSED FROM LITIGATION.

May 20, 1994            TOM ARVIZU, II V. COLORTYME, INC.,
                        CHORN ENTERTAINMENT, INC., ET AL
                        (Bell County, TX) A cause of action
                        for Negligence arising out of
                        vehicular accident on January 08,
                        1993, allegedly caused by defendant
                        Wilson, a franchise employee;
                        ColorTyme, Inc. served on May 20,
                        1994. Awaiting response by June 13,
                        1994, from Plaintiff's attorney in
                        regards to dismissing complaint
                        against ColorTyme. PLAINTIFF'S
                        ATTORNEY HAS AGREED TO TAKE NO
                        ADVERSE ACTION AGAINST COLORTYME.

July 28, 1994           RHONDA L. HALL V. COLORTYME, INC.
                        (Portsmouth, VA). Plaintiff seeks
                        $518 due by reason of damages to
                        personal property. Case scheduled for
                        August 29, 1994; continued for
                        September 26, 1994 (2:00); SETTLED ON
                        SEPTEMBER 15, 1994 FOR $518.00.

November 15, 1994       ELLA JONES V. R.K.K. COLORTYME ET AL.
                        (Los Angeles, California). Plaintiff
                        filed complaint for alleged
                        negligence resulting in personal
                        injuries. Appearance or answer due
                        within 30 days of service. Awaiting
                        response from Plaintiff's attorney in
                        regards to dismissing ColorTyme from
                        the lawsuit.

December 6, 1994        PARASIDIS TRUSTEE V. COLORTYME, INC.
                        ET AL. (Suffolk, Virginia). Plaintiff
                        filed a suit in excess of $7,800 due
                        by reason of rent for units at a
                        shopping center for failure to give
                        proper notice and damages to leased
                        premises. Appearance or answer due on
                        January 4, 1995 at 10:00 a.m.
                        Continued to February 15, 1995.
                        Continued to March 22, 1995.
                        Continued to May 17, 1995. SETTLED ON
                        MAY 16, 1995, FOR $3,000.00.

February, 1995          ABC RENTAL SYSTEMS, INC., ET AL. V.
                        COLORTYME, INC, ET. AL. (Tyler,
                        Texas; United States District Court).
                        Franchisor/franchisee litigation in
                        which Franchisee alleges breach of
                        contract (Franchise Agreements),
                        fraud, conspiracy in restraint of
                        trade (15 U.S.C. ^ 1; Sherman
                        Anti-Trust Act), violation of Civil
                        RICO and the Texas Business and
                        Commerce Code (unconscionable course
                        of conduct) and breach of fiduciary
                        duty. Defense is being furnished by
                        ColorTyme's franchise attorneys in
                        Washington, D.C. Motion to transfer
                        from Federal District Court in Tyler,
                        Texas to Dallas is pending, as well
                        as a few Motions to Dismiss. Pending
                        in Federal District Court -- Dallas.

February 17, 1995       THE NEW COMPANY, INC. V. COLORTYME,
                        INC. (Dallas, Texas). Plaintiff, a
                        former franchisee, sues for a
                        declaratory judgment that it has paid
                        all monies due ColorTyme under a
                        Termination Agreement and that
                        ColorTyme has released it with
                        respect to all claims related to
                        "Dealer Support" items. Color Tyme
                        has, on March 17, 1995, answered and
                        denied the allegations in Plaintiff's
                        Complaint and, additionally,
                        counterclaimed for the sum of
                        $10,725.75 for products advanced to
                        Plaintiff. Mediation scheduled for
                        June 14; SETTLED FOR NO MONEY.

April 4, 1995           PARASIDIS, TRUSTEE V. COLORTYME, INC.
                        T/A COLORTYME FINANCIAL SERVICES,
                        INC. (Suffolk, Virginia) Plaintiff
                        filed a suit requesting that
                        Defendant be ordered to return sales
                        counter and two printers or pay the
                        alternate value of $3,174.11 by
                        reason of Defendant's failure to
                        return items to store in Suffolk West
                        Shopping Center previously rented and
                        occupied by Defendant. Appearance or
                        Answer due May 17, 1995 at 2:30 p.m.
                        SETTLED ON MAY 15, 1995, FOR
                        $1,500.00.

May 15, 1995            WESTGATE INVESTORS, LTD. V. RAC USA,
                        INC., D/B/A/ RENT-A-CENTER, AND RAC
                        USA, INC. D/B/A TIR, INC., AND
                        COLORTYME STORES, INC., D/B/A
                        COLORTYME STORES, INC., D/B/A
                        COLORTYME, JOINTLY AND SEVERALLY;
                        (Harris County, Texas) Breach of
                        Lease action by landlord to collect
                        unpaid rent, default interest and
                        attorney's fees ($30,000+). The
                        affiliated company is no longer
                        actively doing business, and has no
                        assets. The company intends to
                        vigorously defend itself, as it was
                        not a party to the lease, although
                        the lease was in the trade name of
                        the company. It is likely that the
                        Company has some exposure for the
                        imposition of a minor amount of
                        damages in this case due to its
                        affiliation with the related entity.

April 10, 1995          RICHARD A. AND LORI GUNTLE V. ELMER
                        L. BLAKEMORE III ET AL AND INCLUDING
                        COLORTYME, INC., KEVIN A. GUNTLE V.
                        ELMER L. BLAKEMORE III, ET AL AND
                        INCLUDING COLORTYME, INC. (South
                        Bend, Indiana) Plaintiffs filed
                        Complaint for alleged negligence and
                        carelessness of Elmer L. Blakemore
                        III (a franchise employee) resulting
                        in personal injuries from an
                        automobile accident. Appearance or
                        Answer due in 23 days. Awaiting
                        response from Plaintiffs' attorney in
                        regards to dismissing ColorTyme from
                        the lawsuit. Plaintiffs' attorney
                        refuses to dismiss ColorTyme from the
                        lawsuit. Mediation scheduled for
                        December 18, 1995; no settlement
                        reached. Trial is set for May 8,
                        1996. Insurance carrier for
                        Franchisee has accepted responsi-
                        bility for all Defendants; therefore,
                        the attorney for the insurance
                        carrier will be representing
                        ColorTyme in this litigation.

August 28, 1995         ROGER D. SAWYERS V. COLORTYME, INC.,
                        COLORTYME STORES,INC., STEPHENVILLE
                        ENTERPRISES, TIMOTHY JAMES TILLISON,
                        NICHOLAS K. CAMPBELL, A MINOR AND
                        DANNY CAMPBELL (Dallas, Texas)
                        Plaintiff filed complaint for motor
                        vehicle damages. Appearance or Answer
                        due in 20 days. Awaiting response
                        from Plaintiff's attorney in regards
                        to dismissing ColorTyme, Inc. and
                        ColorTyme Stores, Inc. from the
                        lawsuit. DISMISSED ON DECEMBER 29,
                        1995.

August 31, 1995         THE HUT COMPANY, INC., ET AL. V.
                        COLORTYME, INC., ET AL. (Dallas,
                        Texas; United States District Court).
                        Litigation in which Franchisees
                        allege breach of contract (Franchise
                        Agreements), fraud, conspiracy in
                        restraint of trade (15 U.S.C. ^ 1;
                        Sherman Anti-Trust Act), violation of
                        Civil RICO and the Texas Business and
                        Commerce Code (unconscionable course
                        of conduct) and breach of fiduciary
                        duty. Will be vigorously defended.

October 25, 1995        KEVIN C. PAULSEN AND SHARI PAULSEN V.
                        ELMER L. BLAKEMORE III, ET AL AND
                        INCLUDING COLORTYME, INC. (South
                        Bend, Indiana) Plaintiffs filed
                        Complaint for alleged negligence and
                        carelessness of Elmer L. Blakemore
                        III (a franchise employee) resulting
                        in personal injuries from an
                        automobile accident. Appearance or
                        Answer due in 20 days. Awaiting
                        response from Plaintiffs' attorney in
                        regards to dismissing ColorTyme from
                        the lawsuit. Plaintiffs' attorney
                        refuses to dismiss ColorTyme from the
                        lawsuit. No mediation or trial date
                        has been scheduled. Insurance carrier
                        for Franchisee has accepted
                        responsibility for all Defendants;
                        therefore, the attorney for the
                        insurance carrier will be
                        representing ColorTyme in this
                        litigation.

January 10, 1996        SEYFARTH, SHAW, FAIRWEATHER &
                        GERALDSON V. COLORTYME, INC.
                        (Chicago, Illinois) Suit to collect
                        attorneys' fees charged to defend
                        William Woodward Webb in JACOBSON
                        PARTNERS, L.P. V. WILLIE R. TALLEY
                        AND WILLIAM WOODWARD WEBB. SETTLED.

January 30, 1996        BRAVO V. COLORTYME, INC., ET AL.
                        (Eagle Pass, Texas) Action for
                        alleged trespass, conversion, assault
                        and battery, negligent hiring and
                        negligent entrustment on the part of
                        franchisee and ColorTyme, Inc.,
                        resulting in pain, suffering, mental
                        anguish, etc. Awaiting decision of
                        Plaintiffs' counsel on request to
                        dismiss ColorTyme from lawsuit.
                        Advised that ColorTyme will need to
                        seek local counsel. Extension of time
                        granted to answer until March 11,
                        1996. Extension of time granted to
                        answer until May 10, 1996. Extension
                        of time granted to answer until June
                        10, 1996.

February 20, 1996       STATE OF WISCONSIN V. COLORTYME, INC.
                        (Milwaukee, Wisconsin). A new action
                        filed by the State of Wisconsin
                        alleging violations by ColorTyme and
                        its franchisee of the terms and
                        conditions of the May 25, 1994
                        Settlement and Judgment entered in
                        prior STATE OF WISCONSIN V.
                        COLORTYME, INC. litigation, SUPRA.
                        Specifically, the Complaint contends
                        that ColorTyme and its franchisee are
                        still offering unlawful rental-pur-
                        chase transactions, are repossessing
                        merchandise illegally and threatening
                        to initiate criminal actions against
                        delinquent customers in violation of
                        the State unfair debt collection
                        practices act. Based upon substantive
                        conversations with the Assistant
                        Attorney General handling this case,
                        it is clear that this action is an
                        attempt to judicially test the
                        validity of the December 14, 1994
                        Wisconsin Banking Commission's
                        opinion that "any option to acquire
                        ownership of rented or leased goods,
                        under rental or leased transactions
                        entered into in this state, for an
                        amount equal to or greater than 12%
                        of the total of rental or lease
                        payments under the transaction shall
                        not be considered nominal
                        consideration under the WCA". A
                        vigorous defense will be maintained
                        consistent with costs and good
                        relations with the Attorney General's
                        Office.

February 21, 1996       THE EASTWAY SQUARE LIMITED
                        PARTNERSHIP V. COLORTYME, INC.
                        (Charlotte, North Carolina) Breach of
                        Lease action by landlord to collect
                        unpaid rent, late payment charges and
                        other charges ($40,730.47) from
                        September, 1994 through expiration of
                        lease on June 30, 1995. Mr. Exline
                        will attempt buy-out of lease
                        obligations. SETTLED ON MAY 13, 1996
                        FOR $30,000.00.

March 19, 1996          JOHNSON V. COLORTYME, INC. (Boise,
                        Idaho) Action complaining of unfair
                        debt collection practices including
                        trespass, assault, battery,
                        intentional infliction of emotional
                        distress (harassing and abusive
                        telephone calls, threats, etc.),
                        defamation and breach of the peace.
                        Action also alleges violations of
                        Consumer Protection Act and Credit
                        Code. Awaiting decision of
                        Plaintiff's counsel on request to
                        dismiss ColorTyme from lawsuit since
                        conduct complained of was solely that
                        of franchisee. PLAINTIFF'S ATTORNEY
                        HAS DISMISSED COLORTYME FROM THE
                        LAWSUIT AND HAS SUBSTITUTED, IN ITS
                        PLACE, THE FRANCHISEE AS A PARTY
                        DEFENDANT.

March 25, 1996          BOYD V. COLORTYME, INC. (San Antonio,
                        Texas) Action complaining of unfair
                        debt collection practices including
                        harassment, intimidation and abuse of
                        customer in an effort to compel
                        payment of overdue rent. Awaiting
                        decision of Plaintiff's counsel on
                        request to dismiss ColorTyme from
                        lawsuit since conduct complained of
                        was solely that of franchisee.
                        PLAINTIFF'S ATTORNEY HAS AGREED TO
                        DROP COLORTYME FROM THE LAWSUIT.

April 26, 1996          ANITA MICHELLE ALLEN, ET AL. V.
                        HARVEY INDUSTRIES, ET AL, INCLUDING
                        COLORTYME, INC. (Beaumont, Texas).
                        Litigation involving allegations of
                        toxic chemical exposure.

April 30, 1996          MARIA D. ALVIAR V. COLORTYME, INC.,
                        ET AL. (Alice, Texas). Litigation
                        involving allegations of personal
                        injury due to faulty installation of
                        rental equipment. Appearance or
                        answer due May 20. Awaiting decision
                        of Plaintiff's counsel on request to
                        dismiss ColorTyme from lawsuit.

* Cases involving ColorTyme Stores, Inc.


                                  SCHEDULE F-1
                          TERM LOANS -- 100% RECOURSE

ABC TV AND STEREO RENTAL
Dan Rudden
757 E. 20th #350
Denver, CO

11135 E. Colfax
Aurora, CO

5800 Colfax
Denver, CO

270 S. Federal
Denver, CO

80 W. 84th Avenue
Thornton, CO

COLORTYME LOAN--
Promissory Note:  04-22-96
Security Agreement:  01-15-96
Guaranty:  04-22-96
Stock Pledge Agreement:  01-15-96
Stock Certificate:  04-22-96

ALL CLEAR OF NEW CASTLE
Jim Farland
1405 N. Dupont Highway #5
New Castle, DE

 COLORTYME LOAN --
Promissory Note -- 12-07-93
Promissory Note -- (not executed)
Promissory Note -- (not executed)
Guaranty -- 12-07-93

ALL CLEAR OF NEWARK
18 Marrows Road
Newark, DE

 COLORTYME LOAN --
Promissory Note -- December 07, 1993
Promissory Note -- (not executed)
Promissory Note -- (not executed)
Guaranty -- (not executed)

ALL CLEAR OF SALISBURY
800 S. Salisbury
Salisbury, MD

 COLORTYME LOAN --
Promissory Note:  12-07-93
Guaranty:  12-07-93
Promissory Note:  (not executed)
Guaranty:  (not executed)

Promissory Note:  12-07-93
Guaranty:  12-07-93

Promissory Note:  (not executed)
Guaranty:  (not executed)

Promissory Note:  12-07-93
Guaranty:  12-07-93
Promissory Note:  (not executed)
Guaranty:  (not executed)

CLASS H, INC.
James Holub and Michael Holub
15 Cliff Drive
Mineral Wells, TX 76067

1928 Glynn #21
Brunswick, GA

 COLORTYME LOAN --
Credit & Security Agreement"  02-29-96
Pledge Agreement:  02-29-96
Stock Power:  02-29-96
Stock Certificates:

DAN CORP.
Mel Daniel
1702 Denney avenue
Pascagoula, MS

1801 Pass Road
Gulfport, MS

215 Superior Avenue
Bogalusa, LA


COLORTYME LOAN--
Promissory Note:  July 5, 1993
Guaranty:  July 8, 1993
UCCS:    MS   SOS 76678      08-23-93
         MS   SOS 933788     08-23-93
         LA   Washington     59-42444   07-26-93
         MS   S0S 071050     07-27-93

H&M TV RENTALS
Bobby W. Hanes
710 E. Center Street
Madisonville, KY

2045 US 41N
Henderson, KY

1825 Wabash Street
Terre Haute, IN

2310 Frederica Fnt.
Ownesboro, KY

301 N. 1st Avenue
Evansville, IN

802 W. Main, Suite 4
Booneville, IN

306 W. Fairchild
Danville, IL

105 E. University
Urbana, IL

 COLORTYME LOAN --
Promissory Note:
Security Agreement:
Pledge Agreement:
Stock Power:
Guaranty:

J&A RENTALS, INC.
John Prothro
1118 N. Taylor
Garden City, KS

1905 W. Loop 281 #34
Longview, TX

1219B W. Crawford
Salina, KS

709 Perkins Road
Stillwater, OK

2205 Central
Dodge City, KS

2709 N. 14th Street
Ponca City, OK

1539 N. Kansas
Liberal, KS

1414 Industrial
Emporia, KS

1121 S. Jackson Street
Jacksonville, TX

2037 SE 29th
Topeka, KS

3056 S. John Redditt
Lufkin, TX

2135 North Summit
Arkansas City, KS

123 S. Washington
Junction City, KS

235 N. University #5
Nacogdoches, TX

2310 E. SE Loop 323
Tyler, TX

2323 Highway 79 S.
Henderson, TX

2010 Crockett Street
Palestine, TX

210 W. 5th Street
Hutchinson, KS

 COLORTYME LOAN --
Promissory Note:
Security Agreement:
Guaranty: 05-24-93
UCCS-UNSECURED
Assumption Agreement: 07-01-93

JLJ Enterprises
Larry Crist
291 Barnett Road
Medford, OR

 COLORTYME LOAN --
Promissory Note:  01-15-95
Security Agreement:  01-15-95
Pledge Agreement:  01-15-95
Stock Power:  01-15-95
UCCS-OR SOS  S46375     03-31-95

KENTEX, INC.
Joe Ballard
1037 Mineral Wells Avenue
Paris, TN

822 Joe Clifton Drive
Paducah, NY

206 E. Reelfoot Avenue
Union City, TN

408 N. 12th Street
Murray, KY

913 W. Broadway
Mayfield, KY

 COLORTYME LOAN --
Promissory Note:  01-29-96
Security Agreement:  01-29-96
Guaranty:  01-29-96


UCCS-KY Calloway-86244        12-16-88   Cont'd     03-20-93
            Calloway-58396     02-04-83  Cont'd     01-19-93
            Graves-60320      03-13-89   Cont'd     01-07-94
            McCracken-703     01-27-87   Cont'd     10-07-91
            TN SOS-521804     03-21-88   Cont'd     01-21-93

MAYO INVESTMENT, INC.
James Mayo
1191 Oak Ridge Tpk.
Oak Ridge, TN

4414 Boradway
Knoxville, TN

4409Q Chapman Hwy.
Knoxville, TN

2745 N. Keith Street
Cleveland, TN

1611 E. A. Johnson Hwy.
Morristown, TN

425 S. Jefferson
Cookeville, TN

COLORTYME LOAN--
Promissory Note:  04-20-95
Security Agreement:  04-20-95
Guaranty:  04-20-95

McCabe Enterprises, Inc.
Ray McCabe
605 E. Anaheim
Long Beach, CA

1731 W. Katella
Anaheim, CA

2144 S. Bristol
Santa Ana, CA

COLORTYME LOAN --
Promissory Note:  11-30-95
Security Agreement:  6-19-95 & 12-05-95
Guaranty:  11-30-95
Stock Power:  12-  -95
Stock Certificate:  12-  -95
UCCS- CA SOS  93229692     11-12-93
      CA SOS  9512160738  04-28-95
      CA SOS  9512160761  04-28-95
      CA SOS  9512160748  04-28-95

Mimark Enterprises_--UTICA
Pat Parker, Joe Aromola
5703 Read Blvd.
New Orleans, LA

COLORTYME LOAN --
Promissory Note:  February, 1996
Security Agreement:  February, 1996
Guaranty:  February, 1996
Stock Power:

Stock Certificate:
Pledge & Security Agreement:
UCCS: LA Orleans  36-104290 03-20-96

PAMIK, INC.
Mike Harmon
1672 S. Main
Laurinburg, NC

1812 Sam Rittenburg
Charleston, SC

1740 High Market Street
Georgetown, SC

1317 N. Main
Summerville, SC

COLORTYME LOAN --
Promissory Note:  11-21-94 (Copy)
Security Agreement:  11-21-94 (Copy)
Guaranty:  11-21-94 (Copy)
UCCS- SC SOS  0663798  03-27-90 Cont'd  12-07-94
      NC Scotland  93  731  12-28-93

ROSE DEVELOPMENT
Darryl Rose
199 Paragon Pkwy. #2
Clyde, NC

1007 A Patton Avenue
Asheville, NC

208 Thompson Street #A
Hendersonville, NC

176 Walmart Plaza
Sylva, NC

586A Andrews Road
Murphy, NC

COLORTYME LOAN --
Promissory Note:  01-29-96
Security Agreement:  01-29-96
Guaranty:  01-29-96
Pledge & Security Agreement:
Stock Pledge:

UCCS-NC-SOS         96-111   05-08-96
       NC Henderson  96-0445  05-08-96
       NC SOS         7457      05-08-96
UTICA-DARTMOUTH RENTAL
 COLORTYME LOAN --
Promissory Note:  03-06-95
Security Agreement:  03-15-96



                                  SCHEDULE F-2
                    LINE OF CREDIT ACCOUNTS -- 100% RECOURSE

H&M TV RENTALS
Bobby W. Hanes
710 E. Center Street
Madisonville, KY

2045 US 41N
Henderson, KY

1825 Wabash Street
Terre Haute, IN
2310 Frederica Fnt.
Ownesboro, KY

301 N. 1st Avenue
Evansville, IN

802 W. Main, Suite 4
Booneville, IN

306 W. Fairchild
Danville, IL


105 E. University
Urbana, IL
Credit & Security Agreement:  04-20-95
Guaranty:  05-24-95
UCCS-IN SOS  1771255  03-25-92
       IN Warrick                1995U02041          09-12-95
       KY Daviess                65836               07-27-92
       KY Daviess                35-1483783          07-27-92
       KY Hopkins                243446              07-27-92
       KY Henderson              0119497             07-27-92
         IL SOS                  3016052             08-04-92

JOHNSON-STANDLEY CORP.
Ned Johnson
111 Boston Avenue
Bridgeport, CT

324 Appleton
Holyoke, MA

1334 Liberty Street
Springfield, MA

1321 Whalley Avenue
New Haven, CT
949 Maple Avenue
Hartford, CT

767 B Wolcott Street
Waterbury, CT

1176-80 Elizabeth Avenue
Elizabeth, NJ

656 Newark Avenue
Jersey City, NJ

230 Main
Asbury Park, NJ

126 Broadway
Patterson, NJ

43 New Street
Irvington, NJ

Security Agreements:  11-02-92 & 11-06-92
Guaranties:  3 @ 11-02-92


Corporate Guaranties:      11-02-92 & 2 @        11-30-92
UCCS-  NJ   SOS-1440041    02-11-92
       CT   SOS-708471     06-05-87    Cont'd    12-27-91
       MA   SOS-660147     12-31-86    Cont'd    08-22-91
       CT   SOS-681340     01-05-87    Cont'd    12-27-91

MAYO INVESTMENTS, INC.
James Mayo
1191 Oak Ridge Tpk.
Oak Ridge, TN

4414 Broadway
Knoxville, TN

4409Q Chapman Hwy.
Knoxville, TN

2745 N. Keith Street
Cleveland, TN

1611 E. A. Johnson Hwy.
Morristown, TN

425 S. Jefferson
Cookeville, TN

Security Agreement:  09-05-95
Guaranty:  03-30-87
UCCS-TN SOS 400289  01-21-87  Cont'd  10-07-91
                               Cont'd  10-09-95

UTICA RENTAL SYSTEMS
Dealer #3180
Pat Parker
446 Dartmouth Street
New Bedford, MA

3350 Cleveland Avenue
Columbus, OH

4109 S. Carrollton Avenue
New Orleans, LA

"44 Plaza" Route 44
Poughkeepsie, NY

1154 Mohawk Street
Utia, NY

22066 US Rt. 11
Watertown, NY

Plaza 44-280 Winthrop
Taunton, MA

360 Rhode Island Avenue
Fall River, MA

3766 E. Broad
Columbus, OH

2172 W. 4th Street
Mansfield, OH

Route 7 & Watt
Schenectady, NY

117 Corporation Drive
Hyannis, MA

139 Central Avenue
Albany, NY

333 North Street
Pittsfield, MA

119 Carmel Avenue
Lafayette, LA

4519 Westbank Expressway
Marrerro, LA

1144 W. Erie Blvd.
Rome, NY


Security Agreements:  06-06-91 & 06-20-95
Guaranties:  09-06-90; 06-20-95; 02-25-87 & 11-27-90
Corporate Guaranties:                    Providence Rental        06-11-93
                                         Poughkeepsie Rental      06-11-93
                                         Dartmouth Rental         06-11-93
                                         T.J. Rental              06-11-93
                                         Rochester Rental         06-11-93
UCCS-LA E. Baton Rouge                   28-349009                05-11-92
       LA E. Baton Rouge                 17-1064581  10-08-90  Cont'd  07-10-95
       OH SOS-AH0039308
       OH Franklin                       04-27-92
                                         81176    05-17-93
       NY SOS                            218593  08-31-89   Cont'd  08-10-94
       NY Oneida                         8905075  08-21-89 Cont'd  08-03-94
UTICA-POUGHKEEPSIE
                                         Security Agreements-09-06-90 & 06-20-95
Guaranties:  09-06-90 & 06-20-95
UCCS-MA SOS  027490                      05-21-91  Cont'd  06-26-95
       NY SOS  217589                    10-11-90  Cont'd  07-24-95
       LA E. Baton Rouge                 17-1086648  06-01-93
       MA Pittsfield City Clerk 98-18  01-13-94

UTICA-T.J. RENTALS
Security Agreement-06-20-95
Guaranties:  05-16-94 & 06-11-93


Corporate Guaranties:                      Utica Rental         06-11-93
                                           Poughkeepsie Rental  06-11-93
                                           Dartmouth Rental     06-11-93
                                           Rochester Rental     06-11-93
Providence Rental                          06-11-93

UCCS- LA East Baton Rouge 17-1086651  06-01-93
      LA East Baton Rouge 17-1088313  07-29-93

UTICA-PROVIDENCE RENTAL SYSTEMS
Pat Parker
50 Plainfield Street
Providence, RI

124 Broad Street
Pawtucket, RI

1500 Diamond Hill Road
Woonsocket, RI

Security Agreement:  06-20-95


Corporate Guaranties:         Utica Rental         06-11-93
                              Poughkeepsie Rental  06-11-93
                              Dartmouth Rental     06-11-93
                              T.J. Rental          06-11-93
                              Rochester Rental     06-11-93


UCCS-       RI   SOS-560376        08-21-89       Cont'd    06-01-94
            LA   E. Baton Rouge    17-1086647               06-01-93
            RI   SOS-512540        01-15-87       Cont'd    10-16-91


            OH   Franklin    81176      05-17-93
            NY   SOS         218593     08-31-89    Cont'd    08-10-94
            NY   Oneida      8905075    08-21-89    Cont'd    08-03-94

UTICA-ROCHESTER RENTAL SYSTEMS
Pat Parker
3162 Lake Road
Horseheads, NY

999 E. Ridge Road
Rochester, NY

Security Agreement:  06-20-95
Guaranties:  10-21-91 & 06-20-95


Corporate Guaranties:        Utica Rental              06-11-93
                             Poughkeepsie Rental       06-11-93
                             Dartmouth Rental          06-11-93
                             T.J. Rental               06-11-93
                             Providence Rental         06-11-93


UCCS-NY  SOS-91-24037        11-18-91
       NY Monroe             95-8265      11-16-95
       LA E. Baton Rouge     171086649    06-11-93


       OH Franklin           81176      08-31-89                05-17-93
       NY SOS                218593     08-31-89     Cont'd     08-10-94
       NY Oneida             8905075    08-21-89     Cont'd     08-03-94





                                  SCHEDULE F-3
                    LINE OF CREDIT ACCOUNTS -- 50% RECOURSE

ABC TV AND STEREO RENTAL
Dan Rudden
757 E. 20th #350
Denver, CO

11135 E. Colfax
Aurora, CO

270 S. Federal
Denver, CO

5800 Colfax
Denver, CO

80 W. 84th Avenue
Thornton, CO

Credit & Security Agreement:  05-17-95
Guaranty Date:  01-31-95
Guaranty Date:  06-27-87


UCCS-  CO SOS-00957730      01-16-87    Cont'd    12-27-91
       CO SOS-570521        08-09-82              10-25-91

AFFINITY, INC.
Susan Schoenenberger
5005 Gov. Ritchie
Baltimore, MD

Credit & Security Agreement:  08-24-92
Guaranty Date:  08-24-92


UCCS-   MD SOS-22838166      10-09-92
        MD Anne Arundel      11-17-92

ALL CLEAR OF NEW CASTLE
Jim Farland
1405 N. Dupont Highway #5
New Castle, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Guaranty:  04-27-93
Corporate Guaranties:  3 @ 07-14-95; 04-27-93


UCCS-   DE SOS-306035        05-07-93
        DE SOS-303977        03-29-93
        DE SOS-07392         05-25-90    Cont'd    02-17-95

ALL CLEAR OF DOVER, INC.
288 S. Dupont Highway
Dover, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3 @ 04-27-93
UCCS-DE SOS-306037  05-07-93
       DE SOS-303976  03-29-93

ALL CLEAR OF NEWARK
18 Marrows Road
Newark, DE

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3 @ 04-27-93
UCCS-DE SOS-306036  05-07-93
       DE SOS-303978  03-29-93
       DE SOS-07392   05-25-90  Cont'd  02-17-95

ALL CLEAR OF SALISBURY
800 S. Salisbury
Salisbury, MD

Credit & Security Agreement:  07-14-95
Credit & Security Agreement:  04-01-93
Corporate Guaranties:  3 @ 07-14-95; 3 @ 04-27-93
UCCS-MD SOS-31198405  04-29-93
       MD Wicomico  930702  04-29-93
       DE SOS-07392  05-25-90  Cont'd  02-17-95

CAPITAL, INC.
Don Hayes
2158 Brownsvillie Road
Pittsburgh, PA

Security Agreement:  11-01-89
Guaranties:  2 @ 11-01-89
UCCS-PA SOS-18050041  12-28-89 Cont'd  10-03-94
       PA Allegheny  95005601  08-18-95
       PA Allegheny  95005602  08-18-95

DARGAN LEASING
Tim Dargan
1817 Mt. Holly Rd.
Burlington, NY

6718 Blackhorse Pk.
Ed Harbor, NJ

2881 Mt. Eshaim Avenue
Camden, NJ

1636 N. Olden Avenue
Ewing, NJ

Credit & Security Agreement:  09-07-95
Guaranty:  04-22-91
UCCS-NJ SOS-1391125  03-25-91  Cont'd  01-25-96

EBRO INTERNATIONAL
Frank Pannell
400 N. Navy Blvd., #4
Pensacola, FL

33 Brent Lane
Pensacola, FL

99 N. Elgin Pkwy, #6B
Ft. Walton Beach, FL

1010-B Freeport Highway
De Funiak Springs, FL

Credit & Security Agreement:  07-07-89
Guaranties: 07-07-89; 05-22-89 & 06-1-95
UCCS-FL  SOS-8900000-145667  05-30-89  Cont'd  02-04-94

J.E.M. LEASING, INC.
Mike Houseworth
910 International Speedway
Daytona Beach, FL

2701 SW College #307
Ocala, FL

Security Agreement:  08-08-95 A& 02-17-93
Guaranty:  02-28-93
Corporate Guaranty:  02-28-93
UCCS-FL  SOS-89000023077  08-28-89  Cont'd  06-14-94
Assumption Agreement:  07-01-93

JERETY CORPORATION
John Lesch
3021 NE 72nd Avenue #15
Vancouver, WA

Security Agreement:  09-30-95 & 09-10-91
Guaranty:  09-10-91
UCCS-WA  SOS-          09-30-91

KEY RENT-TO-OWN (RTO)
Jeff Hazard
1183 Merritt Blvd.
Dundalk, MD

4004 Eastern
Baltimore, MD

2111 W. Patapsco Avenue
Baltimore, MD

2335 E. Northern Pkwy.
Baltimore, MD

Security Agreement:  11-06-92
Guaranty:  11-06-92
UCCS-MD  SOS-537885  11-27-92
MD  SOS-23328195  11-27-92
MD  Baltimore-459320  12-29-92

LOCKHART RENTALS, INC.
Tony Lockhart
228L Roger Willis Blvd.
Glasgow, KY

2945 Scottsville #32
Bowling Green, KY

Security Agreement:  09-28-95
Guaranty:  08-13-92
UCCS-KY  Warren-100284  12-27-89  Cont'd  10-07-94
       KY  Barren-009051   03-11-93

MARTIN & SHEEHAN, INC.
Peter Sheehan
300 Main St.-Simoneau
Nashua, NH

345 Lincoln Street
Manchester, NH

Security Agreement:  12-20-93
Guaranty:  04-13-87
UCCS-NH SOS 245062    01-21-87  Cont'd    10-16-91
       City of Nashua      060313   10-09-86  Cont'd    05-28-91
       City of Manchester  100,939  11-20-86  Cont'd  05-28-91

M. G. LEASING, INC.
Steve Gopoyan
731 Main Street
Worcester, MA
Security Agreement:  08-19-95
Guaranty:  01-27-94


UCCS-  MA SOS                 12-30-93

MOLNER, KILBY, SHIVELY
Gary Kirby
1244 N. 1st Street
Fresno, CA

Security Agreement:  08-15-95
Guaranty:  11-18-86


UCCS-   CA SOS-                01-16-87    Cont'd    10-07-91

MWT LEASING, INC.
Jim Moore
3110 New Bern Ave. #112
Raleigh, NC

Security Agreement:       08-20-93
Guaranty:  08-20-93
UCCS-NC SOS-08-31-93  09-07-93

NEWJAX CONCEPTS, INC.
Mike Houseworth
3118 W. Edgewood Avenue
Jacksonville, FL

Security Agreement:  10-22-92
Guaranty:  09-09-93
Corporate Guaranty:  10-22-92


UCCS-  FL SOS-920000299250    10-29-92

R.K.K., Inc.
Dealer #4910
Jerry Kane
5107 Venice Blvd.
Los Angeles, CA

911 N. La Brea
Inglewood, CA

Security Agreement:  02-28-91
Guaranty:  10-29-87


UCCS-CA SOS-85096993                        02-13-90  Cont'd  01-13-95
       CA Los Angeles-                      04-19-85  Cont'd  02-15-90
                                            Cont'd  01-13-95
       CA SOS-87014209                      01-16-87  Cont'd  10-07-91

RENTAL SYSTEMS, INC.
Arnold Jones
3251 W. 3rd Street
Bloomington, IN

3150 Columbus Center
Columbus, IN

4200 S. East #13
Indianapolis, IN

1972 Elmwood Avenue
Lafayette, IN

450 S. 9th
Richmond, IN

1001 W. Jackson Street
Muncie, IN

Security Agreements:  07-02-95 & 01-11-93
Guaranties:  07-02-95; 08-03-95; 12-09-94 & 01-11-93
UCCS IN SOS-1821715  01-07-93
      IN Floyd-10209   01-22-93

SBG LEASING
Steve Gopoyan
15-17 Corinth Street
Roslindale, MA

541 Columbus Road
Dorchester, MA

317-319 Belmont Street
Brockton, MA

Security Agreement:  08-19-95
Guaranty:  10-15-92
Corporate Guaranty:  03-12-92
UCCS-MA SOS-034079  06-25-91
       MA Worcester-112235  06-29-94

TEL-NAKA RENTALS
Don Hayes
575 Morgantown St. #25

Uniontown, PA

Security Agreement:  11-01-89
Guaranty:  11-01-89


UCCS- PA   SOS-               12-05-89                Cont'd    10-03-94
      PA   Allegheny          10-13-92

TEL-REN, INC.
Don Hayes
1706A Mileground
Morgantown, WV

Greensburg Shop Ctr. #11
Greensburg, PA

Security Agreement:  04-03-87
Guaranty:  03-12-89


UCCS- PA   SOS-21981610       06-02-93
      PA   Westmoreland-1825 of 1984      5-18-84     Cont'd    01-20-94
      WV   SOS-230510         12-30-86                Cont'd    08-23-91
      WV   Monongalia-1447    12-29-86                Cont'd    09-16-91

TRINITY LEASING
Preston Avery
2300 Church Street
Conway, SC

Security Agreements:  06-11-92 & 04-22-92
Guaranties:  03-15-95; 04-22-92 & 06-11-92


UCCS- SC   SOS-92-922588      05-12-92
      NC   SOS-0889752        05-13-92
      SC   SOS-92-931382      07-06-92